UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-05011

Name of Fund:  CMA Multi-State Municipal Series Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, CMA Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton,
       NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/06

Date of reporting period: 04/01/05 - 09/30/05

Item 1 -   Report to Stockholders


CMA (R) Multi-State
Municipal Series Trust


CMA (R) Arizona Municipal Money Fund
CMA (R) California Municipal Money Fund
CMA (R) Connecticut Municipal Money Fund
CMA (R) Massachusetts Municipal Money Fund
CMA (R) Michigan Municipal Money Fund
CMA (R) New Jersey Municipal Money Fund
CMA (R) New York Municipal Money Fund
CMA (R) North Carolina Municipal Money Fund
CMA (R) Ohio Municipal Money Fund
CMA (R) Pennsylvania Municipal Money Fund


Semi-Annual Report
September 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


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CMA Multi-State Municipal Series Trust



Officers and Trustees


Robert C. Doll, Jr., President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Jean Margo Reid, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Edward J. Andrews, Vice President
Steven T. Lewis, Vice President
Darrin J. SanFillippo, Vice President
Kevin A. Schiatta, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210*

 * For inquiries regarding your CMA account, call 800-CMA-INFO (800-262-4636).


Fund Address
CMA Multi-State Municipal Series Trust
Box 9011
Princeton, NJ 08543-9011



Table of Contents                                              Page

Officers and Trustees                                             2
A Letter From the President                                       3
A Discussion With Your Funds' Portfolio Managers                  4
Portfolio Holdings                                                8
Disclosure of Expenses                                            9
Schedule of Investments:
   CMA Arizona Municipal Money Fund                              10
   CMA California Municipal Money Fund                           12
   CMA Connecticut Municipal Money Fund                          16
   CMA Massachusetts Municipal Money Fund                        18
   CMA Michigan Municipal Money Fund                             20
   CMA New Jersey Municipal Money Fund                           23
   CMA New York Municipal Money Fund                             26
   CMA North Carolina Municipal Money Fund                       31
   CMA Ohio Municipal Money Fund                                 33
   CMA Pennsylvania Municipal Money Fund                         36
Financial Statements                                             40
Financial Highlights                                             48
Notes to Financial Statements                                    58
Disclosure of Investment Advisory Agreement                      60



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



A Letter From the President


Dear Shareholder

Amid what we've coined a "muddle through" year for the financial markets, the major benchmark indexes managed to post positive results for the current reporting period:

Total Returns as of September 30, 2005                                6-month        12-month
U.S. equities (Standard & Poor's (S&P) 500 Index)                      +5.02%        +12.25%
Small-cap U.S. equities (Russell 2000 Index)                           +9.21%        +17.95%
International equities (MSCI Europe Australasia Far East Index)        +9.26%        +25.79%
Fixed income (Lehman Brothers Aggregate Bond Index)                    +2.31%        + 2.80%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         +2.80%        + 4.05%
High yield bonds (Credit Suisse First Boston High Yield Index)         +2.82%        + 6.31%

Since June 2004, the Federal Reserve Board (the Fed) has tirelessly advanced its interest rate hiking program, raising the federal funds rate 11 times to 3.75% by period-end. The Fed admittedly remains more concerned about inflation than slowing economic growth, causing some to worry that the central bank may overreact to inflation and increase interest rates more than is necessary to maintain a healthy economic balance. Recent disruptions to production and spending from Hurricanes Katrina and Rita are likely to distort the economic data in the short term, muddying the underlying trends. However, any hurricane-induced slowdown is likely to be short lived, and the fiscal stimulus associated with reconstruction efforts in the Gulf could add to gross domestic product growth in 2006.

U.S. equities exhibited resilience over the past several months as investors generally tended to proceed with caution. After a strong finish to 2004, the S&P 500 Index remained largely range-bound in 2005, with the last three months representing the best quarter of the year. Up to this point, strong corporate earnings reports and low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

In the bond market, the yield curve continued to flatten as short-term interest rates moved in concert with the Fed rate hikes and longer-term interest rates remained more constant or declined. The difference between two-year and 10-year Treasury yields collapsed from 151 basis points (1.51%) on September 30, 2004 to 70 basis points on March 31, 2005, to just 16 basis points at period-end.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



A Discussion With Your Funds' Portfolio Managers


As the Fed advanced its monetary tightening campaign, the Funds provided competitive market yields as we focused on managing our exposure to fixed rate versus variable rate notes.


How did the CMA state-specific municipal money funds perform during the period?

During the six-month period ended September 30, 2005, the 10 CMA tax-exempt municipal money funds provided competitive yields relative to their respective iMoneyNet peer groups. In the first half of the period, the short-term tax-exempt yield curve remained inverted - indicating that longer-dated money market securities offered lower yields than their shorter counterparts. This was largely attributable to the traditional redemptions associated with tax season, as taxpayers withdrew funds to pay their income tax bills. As the period progressed and it became clear that the Federal Reserve Board (the Fed) would continue to raise interest rates for the near future, we focused on increasing our weighting in short-term variable rate demand notes. This strategy enhanced the Funds' performance as variable rate securities outperformed longer fixed rate securities through the end of May.

The Funds' performance continued to improve during the second half of the period when many of our fixed rate positions, purchased during last year's lower interest rate environment, matured from the portfolios. Because rates rose significantly during this time we were able to buy some fixed rate notes at what we believed were attractive yields. These purchases helped the Funds' performance, as yields on variable rate notes remained lower than expected from July through September.

The following table details the Funds' net annualized yields for the six months ended September 30, 2005 and seven-day yields as of period-end.


                                        Six-Month
                                           Net
                                        Annualized            Seven-Day
Fund                                      Yield                 Yield

CMA Arizona                                 1.86%                 2.11%
CMA California                              1.87                  2.11
CMA Connecticut                             1.80                  2.02
CMA Massachusetts                           1.76                  1.98
CMA Michigan                                1.82                  2.04
CMA New Jersey                              1.89                  2.09
CMA New York                                1.89                  2.13
CMA North Carolina                          1.84                  1.99
CMA Ohio                                    1.77                  2.01
CMA Pennsylvania                            1.85                  2.06



Describe market and economic conditions during the past six months.

The U.S. economy continued to grow solidly for most of the period, led by the housing and labor markets. The pace of new home sales softened but remained historically high, while the national jobless rate fell to 4.9% in August. For most of the first half of the period, inflation indexes continued to reflect little upward pressure on prices. The Fed, believing the current strength of the U.S. economy warranted a continued tightening of monetary policy, responded by raising interest rates at its meetings in May, June, August and September. At period-end, the benchmark federal funds interest rate stood at 3.75%, up from 2.75% at the beginning of the period.

The short-term tax-exempt yield curve - a graphical representation of municipal yields - remained inverted through the end of May, as tax-related redemptions caused yields on variable rate demand notes to spike. However, expectations that inflation would be contained, coupled with a relative lack of issuance, caused yields on tax-exempt fixed rate notes to remain low. For example, yields on fixed rate notes maturing in one year hovered around 2.6% through the end of June.

Many of the same broad economic factors remained in place as we entered the second half of the period. As the market began to anticipate that the federal funds rate was approaching a neutral level, investors were becoming more concerned about inflationary pressures. A significant economic shock came late in the period from Hurricane Katrina - and to a lesser extent, Hurricane Rita - which devastated large portions of the Gulf Coast region. The storms caused the bond market to rally and oil prices to briefly rise above $70 per barrel. Although it is too soon to judge the full impact of the hurricanes on the U.S. economy, recent comments from Fed officials suggest the effects could be temporary. However, in light of the associated rise in fuel prices, they did allude to the idea that the fallout could exacerbate current inflation concerns.

During this time, yields on tax-exempt securities maturing in one year rose from 2.55% at the beginning of July to more than 3% by late August. The increase in yields reflected the rising interest rate environment and the issuance of traditional cash-flow notes in July and August. Yields generally stayed in the 3% range for the final month of the period.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



State Conditions

While national trends have an important influence on the municipal market, each Fund is also affected by state-specific economic conditions. A state-by-state summary of these conditions follows.


Arizona

Arizona's economy accelerated during the period. Sales tax revenues continued to increase, an indication of the state's improving economy. Job growth, among the nation's strongest, has been led by the construction, defense and health care sectors. The construction sector has been helped by the strong housing market, while health care has benefited from the aging of the state's population. Meanwhile, the defense sector was largely spared from the recent round of recommended military base closures. Arizona's unemployment rate was projected to close 2005 at 4.7%, a .3% decline from 2004 and 1.3% below the state's 2002 peak.

Arizona's 2006 fiscal year began with two months of revenue collections exceeding budgeted estimates. According to the state's budget committee, revenue collections for the first eight months of the year totaled $1.3 billion, exceeding the year-to-date forecast by more than $100 million and representing more than a $200 million increase compared to the first eight months of the prior year. This revenue strength continues to be driven by growth in sales and corporate tax collections.


California

California's economy continued to perform well. Tax collections remained favorable, with revenues for the 2005 fiscal year approximately 10% higher than in fiscal year 2004. These positive developments, however, masked the lack of structural reform that was promised by the administration of Governor Arnold Schwarzenegger. California's budget for fiscal year 2006 relies on several one-time revenue sources to fund a 10% increase in overall spending.

During the period, Governor Schwarzenegger called a special election for November 2005. At this election, voters will consider several initiatives that could help shape the state's future financial direction. The proposals include: 1) a state constitutional amendment that would create a midyear budget review and enable the governor to cut spending when a deficit is forecasted; 2) limits in the growth of state government spending; and 3) nonpartisan legislative redistricting.

In the upcoming quarter, we expect California to come to market with its annual short-term financing for the 2006 fiscal year. This issuance is expected to total $3 billion - a substantial drop from $6 billion in the prior year.


Connecticut

Although rising energy prices helped add to Connecticut's short-term tax revenue collections, the state comptroller's office has suggested that the higher costs may ultimately dampen long-term economic growth. For the 2006 fiscal year, Connecticut has projected a surplus of $29.1 million. The state's unemployment rate of 5.4% for August 2005 was above the national level of 4.9%. However, the state's workforce grew by 1,600 jobs in August, and both corporate profits and retail sales remained strong versus year-ago levels.


Massachusetts

The Massachusetts economy continued to expand, driven in large measure by a boom in residential homebuilding activity that has led to corresponding employment gains in the construction industry. Massachusetts also continued to benefit from its status as a high-technology center. As of August 2005, the commonwealth's unemployment rate stood at 4.2%, well below the national average.

Massachusetts's budget of nearly $27 billion for the 2006 fiscal year is 7.7% higher than that of the prior fiscal year. The budget includes a $600 million draw on the commonwealth's budget stabilization fund, although that amount is likely to be reduced after October, when new tax revenue forecasts will be made. The fiscal year 2006 budget projects revenue growth 6% above that of fiscal year 2005. The commonwealth finished fiscal year 2005 with total revenues of $17.4 billion, a 7% year-over-year revenue increase.


Michigan

Michigan's long-challenged economy showed signs of stabilization during the period but continued to lag the national recovery as well as the performance of other Great Lakes states. As a sign of improving economic conditions, Michigan's general fund revenues for the 2005 fiscal year exceeded budgeted estimates by almost 1% as of the end of August. Michigan's unemployment rate, which has fallen steadily throughout 2005, was 6.7% in August, still well above the national average of 4.9%. The manufacturing sector - especially the auto industry, led by General Motors Corp. - continues to be the primary source of the high unemployment, which has led to stagnant revenue growth and the potential for longer-term economic problems in the state.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



A Discussion With Your Funds' Portfolio Managers (concluded)


Although the worst seems to be over, Michigan's fiscal health improved little during the past six months. The state's major operating funds were projected to end the 2005 fiscal year with a near-zero balance. In recent years, Michigan has relied on financial reserves to close its budget shortfalls - an approach that has severely constrained liquidity and the state's ability to address future financial challenges.


New Jersey

Recent data point to a positive economic outlook for New Jersey, although growth has slowed under the effects of higher energy prices. New Jersey's unemployment rate stood at 4.2% in August, up slightly from the previous month but still well below the national average of 4.9%. The housing market remained one of the primary drivers of job growth. In 2004, approximately 36,000 permits were issued for building housing units in the state - an 11% increase from 2003 and the highest one-year total since 1988. During the period, New Jersey entered the short-term municipal market for its annual financing. The state issued $2 billion worth of tax and revenue anticipation notes for the 2006 fiscal year. These notes received the highest short-term credit ratings from the major rating agencies.


New York

New York's economy continued to show solid growth during the six-month period, led by strong retail sales, increased tourism and a vibrant real estate market. Construction growth in the state continued to increase while manufacturing activity remained lackluster. New York's unemployment rate finished August 2005 at 4.7%, slightly below the national average of 4.9%. Although budget constraints on New York's spending have improved the state's financial position, large deficits continue to be projected for future years, and the state must come to grips with long-term fiscal responsibility.


North Carolina

At period-end, North Carolina maintained stable credit ratings of Aa1, AAA and AAA from Moody's, Standard & Poor's and Fitch, respectively. During the past six months, the state's economy continued to improve, with employment expanding and revenue collections increasing. The higher revenues produced an operating surplus of $528.1 million at the end of the 2005 fiscal year, in turn increasing the state's general fund balance to nearly $478.5 million. Job growth was boosted by the performance of the service sector, with job creation in health care, financial services and business services expanding at a healthy rate. Further evidence of the state's economic expansion came from increases in construction payrolls and strength in permitting activity and home building. In addition, the U.S. dollar's current weakness relative to other world currencies benefited North Carolina exporters, who recently exceeded their previous peak in 2000.


Ohio

Ohio's economy has lost some momentum, due in part to renewed weakness in the state's manufacturing sector. Job losses in manufacturing have resumed, albeit at a slower pace than during the last economic recession. Initial gains in manufacturing productivity and output slowed as flat earnings growth for those employed in manufacturing weighed on disposable income. Helping to offset the manufacturing losses was growth in the health care and professional services sectors.

Ohio finished its 2005 fiscal year with general fund revenues exceeding budgeted estimates by 2.2% and the previous fiscal year's revenue totals by 6.3%. The higher revenues were driven in part by increased tax collections. Ohio's legislature recently approved a $51.2 billion state budget for the 2006 - 2007 fiscal year. After an income tax cut of 21% and the lowest budgeted economic growth rate in five decades, the state is looking to curtail excessive spending.


Pennsylvania

Pennsylvania's economy steadily improved during the past six months. Increased hiring in the business services sector was accompanied by stable growth in both the leisure and health care industries. Construction activity in the commonwealth also remained strong, with low but fast-growing house prices spurring development. Overall income growth was solid, helping Pennsylvania to register above-average expansion and supporting a healthy consumer.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Pennsylvania's labor market continued to strengthen, with the August 2005 jobless rate standing at 5%, an improvement of .7% since the beginning of the year and just .1% higher than the national average of 4.9%. In July 2005, Governor Edward Rendell signed the commonwealth's $52.5 billion budget for fiscal year 2006. The budget includes more than $91 million to fund Pennsylvania's workforce programs and an increase of $278 million for public education.


How were the portfolios managed during the period?

As the period began, we expected that the Fed, although closer to a more "neutral" short-term interest rate target, would continue to tighten monetary policy in the near term. We also expected that the short-term tax-exempt yield curve would be inverted for the first few months of the period as a result of the aforementioned tax-season redemptions. Against this backdrop, we sought to increase the portfolios' weightings in variable rate demand notes by investing the bulk of the proceeds from maturing securities and cash inflows into these notes. As variable rate notes outperformed their fixed rate counterparts during April and May, this approach added to performance.

As it became increasingly clear that the Fed intended to continue tightening monetary policy, we opted to underweight fixed rate securities until the second half of the period, when we believed we would be able to capture higher yields. We also believed that more attractive investment opportunities would be available later on, as the traditional issuance of cash flow notes during this period historically has resulted in rising yields. The Fed increased short-term interest rates 50 basis points (.50%) in two separate moves during the second half of the period. Accordingly, yields on one-year fixed notes rose from 2.55% at the beginning of July to 3% by late August. Toward the end of the period, we did purchase some fixed rate notes to replace positions that had matured from the Funds. This move benefited performance as yields on variable rate notes remained relatively low.


How would you characterize the Funds' positioning at the close of the period?

By period-end, investors had grown increasingly concerned about inflationary pressures. Consequently, we opted to limit our purchase of fixed rate notes in anticipation of locking in more attractive yields in the near future. In general, the portfolios were positioned similar to their peer groups at period-end while maintaining a comparable weighting in shorter-term variable rate obligations. We believe this posture should enable the Funds to mirror the rise in short-term interest rates as the Fed continues to tighten over the next few months, while also allowing us the flexibility to pursue higher yields when opportunities become available.

Overall, we believe the Funds are well positioned to take advantage of the more attractive interest rates expected in the near term. We also will continue to closely monitor the credit quality of the portfolios' investments while attempting to offer shareholders an attractive return.


Edward J. Andrews
Vice President and Portfolio Manager
CMA New York Municipal Money Fund


Steven T. Lewis
Vice President and Portfolio Manager
CMA California Municipal Money Fund
CMA Connecticut Municipal Money Fund
CMA New Jersey Municipal Money Fund


Darrin J. SanFillippo
Vice President and Portfolio Manager
CMA Arizona Municipal Money Fund
CMA Michigan Municipal Money Fund
CMA North Carolina Municipal Money Fund
CMA Pennsylvania Municipal Money Fund


Kevin A. Schiatta
Vice President and Portfolio Manager
CMA Massachusetts Municipal Money Fund
CMA Ohio Municipal Money Fund


October 14, 2005



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Portfolio Holdings*


CMA Arizona Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  86.5%
Put Bonds                                          8.5
Tax-Exempt Commercial Paper                        2.6
Fixed Rate Notes                                   2.4



CMA California Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  80.0%
Fixed Rate Notes                                  10.4
Tax-Exempt Commercial Paper                        7.6
Put Bonds                                          2.0



CMA Connecticut Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  78.8%
Tax-Exempt Commercial Paper                       13.7
Fixed Rate Notes                                   7.5



CMA Massachusetts Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  85.6%
Fixed Rate Notes                                   7.2
Tax-Exempt Commercial Paper                        7.2



CMA Michigan Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  82.1%
Tax-Exempt Commercial Paper                        6.5
Put Bonds                                          6.0
Fixed Rate Notes                                   5.4



CMA New Jersey Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  76.7%
Fixed Rate Notes                                  14.2
Tax-Exempt Commercial Paper                        7.4
Put Bonds                                          1.7



CMA New York Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  82.2%
Fixed Rate Notes                                  12.5
Tax-Exempt Commercial Paper                        2.7
Put Bonds                                          2.6



CMA North Carolina Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  83.9%
Fixed Rate Notes                                  11.6
Tax-Exempt Commercial Paper                        2.5
Put Bonds                                          2.0



CMA Ohio Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  82.5%
Fixed Rate Notes                                  15.0
Tax-Exempt Commercial Paper                        2.5



CMA Pennsylvania Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  84.4%
Fixed Rate Notes                                   5.6
Put Bonds                                          7.3
Tax-Exempt Commercial Paper                        2.7


   * Based on the market value of total investments of each fund as of September 30, 2005. Investments are valued at amortized cost, which approximates market value.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Disclosure of Expenses


Shareholders of each Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2005 and held through September 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                      Expenses Paid
                                                   Beginning            Ending      During the Period*
                                                 Account Value      Account Value    April 1, 2005 to    Annualized
                                                    April 1,        September 30,     September 30,       Expense
                                                      2005               2005              2005            Ratio
Actual

CMA Arizona                                          $1,000           $1,009.30           $3.63             .72%
CMA California                                       $1,000           $1,009.30           $2.87             .57%
CMA Connecticut                                      $1,000           $1,009.00           $3.42             .68%
CMA Massachusetts                                    $1,000           $1,008.80           $3.58             .71%
CMA Michigan                                         $1,000           $1,009.10           $3.53             .70%
CMA New Jersey                                       $1,000           $1,009.40           $3.22             .64%
CMA New York                                         $1,000           $1,009.40           $2.92             .58%
CMA North Carolina                                   $1,000           $1,009.20           $3.63             .72%
CMA Ohio                                             $1,000           $1,008.80           $3.53             .70%
CMA Pennsylvania                                     $1,000           $1,009.20           $3.48             .69%

Hypothetical (5% annual return before expenses)**

CMA Arizona                                          $1,000           $1,021.49           $3.65             .72%
CMA California                                       $1,000           $1,022.21           $2.89             .57%
CMA Connecticut                                      $1,000           $1,021.66           $3.45             .68%
CMA Massachusetts                                    $1,000           $1,021.51           $3.60             .71%
CMA Michigan                                         $1,000           $1,021.56           $3.55             .70%
CMA New Jersey                                       $1,000           $1,021.86           $3.24             .64%
CMA New York                                         $1,000           $1,022.16           $2.94             .58%
CMA North Carolina                                   $1,000           $1,021.46           $3.65             .72%
CMA Ohio                                             $1,000           $1,021.56           $3.55             .70%
CMA Pennsylvania                                     $1,000           $1,021.61           $3.50             .69%

  * Expenses for each Fund are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

 ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments                                          (In Thousands)


CMA Arizona Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

Arizona--91.4%

 $  3,950    Apache County, Arizona, IDA, IDR (Tucson Electric
             Power Co.), VRDN, Series 83-A, 2.75%
             due 12/15/2018 (a)                                      $    3,950

    1,050    Arizona Educational Loan Marketing Corporation,
             Educational Loan Revenue Refunding Bonds, VRDN,
             AMT, Senor-Series A-1, 4.40% due 12/01/2005 (a)              1,053

    4,700    Arizona Health Facilities Authority, Revenue
             Refunding Bonds (Banner Health System), VRDN,
             Series A, 2.74% due 1/01/2029 (a)(c)                         4,700

    3,375    Arizona School District, TAN, Financing Program,
             COP, 4% due 7/28/2006                                        3,404

             Arizona School Facilities Board, COP, VRDN (a):
    2,490       PUTTERS, Series 940, 2.79% due 3/01/2011 (c)              2,490
    3,100       Refunding, ROCS, Series II-R-7001, 2.79%
                due 9/01/2017 (d)                                         3,100

    5,245    Arizona School Facilities Board, Revenue Refunding
             Bonds, PUTTERS, VRDN, Series 483, 2.79%
             due 7/01/2012 (a)(b)                                         5,245

             Arizona Tourism and Sports Authority, Tax Revenue
             Bonds, VRDN (a)(c):
    5,240       PUTTERS, Series 690, 2.79% due 7/01/2011                  5,240
    2,495       ROCS, Series II-R-2134, 2.79% due 7/01/2021               2,495

    2,100    Avondale, Arizona, IDA, IDR, Refunding (National
             Health Investors), VRDN, 2.80% due 12/01/2014 (a)            2,100

    2,200    Casa Grande, Arizona, IDA, IDR (Price Companies Inc.
             Project), VRDN, AMT, Series A, 2.80%
             due 12/01/2017 (a)                                           2,200

    1,100    Chandler, Arizona, IDA, IDR (Red Rock Stamping
             Company Project), VRDN, AMT, 2.89%
             due 2/01/2020 (a)                                            1,100

    5,100    Cochise County, Arizona, Pollution Control
             Corporation, Solid Waste Disposal Revenue Bonds
             (Arizona Electric Power Co-Operative Inc. Project),
             VRDN, AMT, 2.88% due 9/01/2024 (a)                           5,100



     Face
   Amount    Municipal Bonds                                           Value

Arizona (continued)

             Coconino County, Arizona, Pollution Control
             Corporation Revenue Bonds, VRDN, AMT (a):
 $  5,400       (Arizona Public Service Co.-Navajo Project),
                Series A, 2.79% due 10/01/2029                       $    5,400
    1,970       (Arizona Public Service Co. Project), 2.72%
                due 11/01/2033                                            1,970

    7,000    Maricopa County, Arizona, IDA, Health Facilities
             Revenue Bonds, PUTTERS, VRDN, Series 420,
             2.72% due 1/01/2010 (a)                                      7,000

    4,865    Maricopa County, Arizona, IDA, IDR (Trans-Matic
             Manufacturing Production Project), VRDN, AMT,
             2.80% due 10/01/2026 (a)                                     4,865

    1,545    Maricopa County, Arizona, IDA, M/F Housing
             Revenue Bonds (Gran Victoria Housing LLC Project),
             VRDN, Series A, 2.74% due 4/15/2030 (a)(e)                   1,545

             Maricopa County, Arizona, IDA, M/F Housing
             Revenue Refunding Bonds VRDN, AMT (a)(e):
    2,540       (Las Gardenias Apartments LP Project), Series A,
                2.80% due 4/15/2033                                       2,540
    3,600       (San Martin Apartments Project), Series A-1,
                2.80% due 6/15/2035                                       3,600
    4,000       (San Remo Apartments Project), 2.80%
                due 9/15/2035                                             4,000
    6,300       (Villas Solanas Apartments), Series A, 2.80%
                due 11/15/2032                                            6,300

             Maricopa County, Arizona, IDA, S/F Mortgage
             Revenue Bonds, FLOATS, AMT (a):
    5,000       Series 1165, 2.83% due 8/01/2006                          5,000
   13,465       VRDN, Series 707, 2.83% due 12/01/2036                   13,465

    4,300    Maricopa County, Arizona, Pollution Control
             Corporation, PCR, Refunding, ROCS, VRDN,
             Series II-R-407, 2.79% due 8/01/2040 (a)(d)                  4,300



Portfolio Abbreviations


ACES (SM)  Adjustable Convertible Extendible Securities
AMT        Alternative Minimum Tax (subject to)
ARCS       Auction Rate Certificates
BAN        Bond Anticipation Notes
COP        Certificates of Participation
CP         Commercial Paper
EDA        Economic Development Authority
EDR        Economic Development Revenue Bonds
FLOATS     Floating Rate Securities
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
MERLOTS    Municipal Extendible Receipt Liquidity Option
           Tender Securities
M/F        Multi-Family
MSTR       Municipal Securities Trust Receipts
PCR        Pollution Control Revenue Bonds
PUTTERS    Puttable Tax-Exempt Receipts
RAN        Revenue Anticipation Notes
ROCS       Reset Option Certificates
SAN        State Aid Notes
S/F        Single-Family
TAN        Tax Anticipation Notes
TOCS       Tender Option Certificates
TEAMS      Tax-Exempt Adjustable Municipal Securities
TRAN       Tax Revenue Anticipation Notes
VRDN       Variable Rate Demand Notes



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments (concluded)                              (In Thousands)


CMA Arizona Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

Arizona (continued)

             Phoenix, Arizona, IDA, M/F Housing Revenue
             Refunding Bonds, VRDN (a):
 $  4,000       (Paradise Lakes Apartments Project), 2.85%
                due 7/01/2025                                        $    4,000
    3,295       (Westward Housing Apartments Project), AMT,
                Series A, 2.85% due 4/01/2033                             3,295

             Phoenix, Arizona, IDA, Revenue Bonds, VRDN,
             AMT (a):
    5,170       (Leggett & Platt Inc. Project), 2.80%
                due 7/01/2029                                             5,170
    1,000       (Safeway Inc. Ice Cream Plant Project), 2.50%
                due 10/01/2005                                            1,000
    3,615       (Swift Aviation Services Inc. Project), 2.90%
                due 7/01/2024                                             3,615

    1,650    Phoenix, Arizona, IDA, Revenue Refunding Bonds
             (Valley of the Sun YMCA Project), VRDN, 2.69%
             due 1/01/2031 (a)                                            1,650

             Phoenix, Arizona, IDA, M/F Housing Revenue Bonds,
             VRDN (a):
    1,000       (Bell Square Apartments Project), 2.85%
                due 6/01/2025                                             1,000
    8,420       (Mariners Pointe Apartments Project), AMT,
                Series A, 2.90% due 10/01/2023                            8,420

    8,127    Phoenix, Arizona, IDA, S/F Mortgage Revenue Bonds,
             VRDN, Series A, 3.864% due 5/01/2006 (a)                     8,127

    1,200    Pima County, Arizona, IDA, IDR, Refunding
             (Brush Wellman Inc. Project), VRDN, 2.82%
             due 9/01/2009 (a)                                            1,200

    4,770    Pima County, Arizona, IDA, Revenue Bonds (Lease
             Purchase), VRDN, 2.85% due 6/01/2007 (a)                     4,770

    2,160    Pima County, Arizona, IDA, S/F Mortgage Revenue
             Bonds, VRDN, 3.79% due 2/04/2012 (a)                         2,160



     Face
   Amount    Municipal Bonds                                           Value

Arizona (concluded)

 $  5,275    Scottsdale, Arizona, IDA, Limited Obligation Revenue
             Bonds (Notre Dame School), VRDN, Series A, 2.78%
             due 5/01/2021 (a)                                       $    5,275

    3,635    Tempe, Arizona, IDA, Revenue Bonds (ASUF
             Brickyard, LLC Project), VRDN, Series A, 2.75%
             due 7/01/2034 (a)                                            3,635

    2,205    Tucson, Arizona, IDA, IDR (Fluoresco Old
             Nogales Project), VRDN, AMT, 2.93%
             due 8/01/2025 (a)                                            2,205

    3,460    Tucson, Arizona, IDA, Revenue Bonds (United Way
             Capital Corporation Project), VRDN, 2.96%
             due 6/01/2021 (a)                                            3,460

    2,400    University of Arizona, COP (Student Union Bookstore),
             VRDN, Series B, 2.76% due 6/01/2024 (a)(b)                   2,400

    4,500    Verrado Western Overlay Community Facilities District,
             Arizona, GO, VRDN, 2.84% due 7/01/2029 (a)                   4,500


Puerto Rico--8.2%

    2,895    Municipal Securities Trust Certificates, Puerto Rico,
             GO, VRDN, Series 2002-199, Class A, 2.73%
             due 1/25/2016 (a)(c)                                         2,895

    7,500    Puerto Rico Commonwealth Infrastructure Financing
             Authority, Special Obligation Revenue Refunding
             Bonds, MERLOTS, VRDN, Series A-11, 2.75%
             due 7/01/2022 (a)(d)                                         7,500

    4,800    Puerto Rico Government Development Bank, CP,
             3.05% due 10/14/2005                                         4,800

Total Investments (Cost--$183,239*)--99.6%                              183,239
Other Assets Less Liabilities--0.4%                                         655
                                                                     ----------
Net Assets--100.0%                                                   $  183,894
                                                                     ==========

(a) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(b) AMBAC Insured.

(c) MBIA Insured.

(d) FGIC Insured.

(e) FNMA Collateralized.

  * Cost for federal income tax purposes.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments                                          (In Thousands)


CMA California Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

California--97.6%

 $  6,495    ABN Amro Munitops Certificates Trust, California,
             GO, Refunding, VRDN, Series 2003-1, 2.76% due
             2/01/2010 (a)(d)                                        $    6,495

             ABN Amro Munitops Certificates Trust, VRDN (a):
   10,045       GO, Series 2003-9, 1.76% due 9/01/2011 (b)               10,045
   16,912       Series 1998-17, 2.76% due 7/05/2006 (c)                  16,912
    5,000       Series 1998-25, 2.76% due 7/05/2006 (c)                   5,000
    5,373       Series 1999-7, 2.74% due 7/04/2007 (b)                    5,373

   10,000    Abag Finance Authority For Non-Profit Corporations,
             California, Lease Revenue Bonds, Pass-Through
             Obligations, VRDN, Series A, 2.85% due 7/01/2008 (a)        10,000

    9,995    Abag Finance Authority For Non-Profit Corporations,
             California, M/F Revenue Bonds (Southport Apartments),
             VRDN, Series A, 2.75% due 1/15/2036 (a)(f)                   9,995

    5,600    Alhambra, California, Unified School District, GO,
             Series II-R-2192, 2.77% due 8/01/2022 (a)(c)                 5,600

   15,000    Auburn, California, Union School District, COP,
             Refunding, VRDN, 2.70% due 12/01/2032 (a)(e)                15,000

   15,210    Bakersfield, California, Hospital Revenue Refunding
             Bonds, FLOATS, VRDN, Series 788, 2.77%
             due 3/01/2019 (a)(b)                                        15,210

   12,825    California Community College Financing Authority,
             TRAN, Series A, 4% due 6/30/2006 (e)                        12,951

   10,400    California Educational Facilities Authority Revenue
             Bonds (Life Chiropractic College), VRDN, 2.75%
             due 1/01/2025 (a)                                           10,400

             California HFA, Home Mortgage Revenue Bonds,
             VRDN (a):
   48,740       AMT, Series J, 2.69% due 2/01/2032 (e)                   48,740
    9,100       AMT, Series R, 2.71% due 8/01/2023 (d)                    9,100
    5,250       AMT, Series U, 2.69% due 8/01/2032 (b)                    5,250
   10,260       Series F, 2.73% due 2/01/2033 (d)                        10,260

             California HFA, M/F Housing Revenue Bonds, VRDN,
             AMT (a):
   28,240       Series A, 2.71% due 2/01/2026                            28,240
   24,165       Series A, 2.71% due 2/01/2035                            24,165
   44,400       Series C, 2.76% due 2/01/2033                            44,400

             California Health Facilities Financing Authority
             Revenue Bonds, VRDN (a):
   19,271       FLOATS, Series 591, 2.77% due 3/01/2014 (b)              19,271
   25,320       FLOATS, Series 592, 2.77% due 3/01/2021 (b)              25,320
    5,920       (Northern California Presbyterian Homes and
                Services, Inc. Project), 2.72% due 7/01/2034              5,920

             California Infrastructrue and Economic Development
             Bank, Revenue Refunding Bonds, VRDN (a):
    3,585       (Guided Discoveries Inc. Project), 2.76%
                due 6/01/2032                                             3,585
   17,000       (J. Paul Getty Trust), Series B, 2.25%
                due 2/02/2006                                            17,000



     Face
   Amount    Municipal Bonds                                           Value

California (continued)

             California Pollution Control Financing Authority, PCR,
             Refunding (Pacific Gas and Electric), VRDN (a):
 $115,050       AMT, Series B, 2.78% due 11/01/2026                  $  115,050
   46,800       Series C, 2.70% due 11/01/2026                           46,800

   10,000    California Pollution Control Financing Authority,
             PCR Refunding Bonds, PUTTERS, VRDN, AMT,
             Series 475, 2.80% due 6/01/2006 (a)(c)                      10,000

   35,000    California State Municipal Securities Trust
             Receipts-SGB 60-1, 2.79% due 6/01/2033 (a)(j)               35,000

   32,250    California School Cash Reserve Program Authority,
             Pooled Revenue Bonds, Series A, 4% due 7/06/2006            32,586

             California State, CP:
   20,000       2.57% due 10/03/2005                                     20,000
   25,000       2.63% due 11/01/2005                                     25,000
    9,000       2.60% due 11/10/2005                                      9,000

   30,000    California State Department of Water Resources,
             Power Supply Revenue Bonds, VRDN, Series C-13,
             2.69% due 5/01/2022 (a)(e)                                  30,000

             California State Economic Recovery, GO, FLOATS,
             VRDN (a):
    6,780       Series 956, 2.73% due 7/01/2012 (b)                       6,780
    7,100       Series 1041, 2.73% due 7/01/2012 (b)                      7,100
   17,500       Series L27, 2.79% due 7/01/2017                          17,500

    9,500    California State, Economic Recovery Revenue Bonds,
             VRDN, Series C-6, 2.69% due 7/01/2023 (a)                    9,500

             California State, GO, MERLOTS, VRDN (a):
    9,735       Series B-45, 2.76% due 10/01/2029                         9,735
    9,380       Series C26, 2.76% due 11/01/2029 (e)                      9,380

             California State, GO, MSTR, VRDN (a):
    5,970       Series SGA-7, 2.74% due 9/01/2018 (e)                     5,970
    9,600       Series SGA-39, 2.74% due 6/01/2014 (b)                    9,600
    2,990       Series SGA-40, 2.74% due 6/01/2013 (c)                    2,990
    9,370       Series SGA-72, 2.74% due 6/01/2017 (c)                    9,370

             California State, GO, Refunding, VRDN (a):
    9,025       MERLOTS, Series A-17, 2.76% due 2/01/2018 (d)             9,025
    3,095       MERLOTS, Series A-47, 2.76% due 2/01/2011 (b)             3,095
   25,950       MSTR, Series SGA-119, 2.72% due 9/01/2028 (c)            25,950
   22,300       MSTR, Series SGA-135, 2.72%
                due 12/01/2030 (d)                                       22,300
    5,400       MSTR, Series SGA-136, 2.72%
                due 12/01/2030 (g)                                        5,400
    5,225       PUTTERS, Series 806, 2.78% due 3/01/2013 (b)              5,225
    5,335       PUTTERS, Series 1082, 2.78% due 8/01/2013 (e)             5,335
    6,000       Series B-1, 2.80% due 5/01/2034                           6,000

    4,890    California State Public Works Board, Lease Revenue
             Bonds, PUTTERS, VRDN, Series 609, 2.78%
             due 11/01/2012 (a)(c)                                        4,890

   23,400    California Statewide Communities Development
             Authority, CP, 2.65% due 10/13/2005                         23,400



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments (continued)                              (In Thousands)


CMA California Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

California (continued)

             California Statewide Communities Development
             Authority, M/F Housing Revenue Bonds, VRDN,
             AMT (a):
 $ 10,000       (Canyon Creek Apartments), Series C, 2.75%
                due 6/15/2025 (f)                                    $   10,000
   17,150       (The Crossings Senior Apartments), Series I,
                2.78% due 10/14/2005                                     17,150
    6,420       (Hallmark Housing Apartments), Series ZZ,
                2.75% due 12/15/2036 (f)                                  6,420
    6,700       (Hermosa Vista Apartments), Series XX, 2.75%
                due 5/15/2036 (f)                                         6,700
    4,200       (Kimberly Woods), Series B, 2.75%
                due 6/15/2025 (f)                                         4,200
   13,205       (Knolls at Green Valley), Series FF, 2.75%
                due 7/15/2036 (f)                                        13,205
   15,100       (Oakmont Chino Hills), Series P, 2.75%
                due 6/01/2036                                            15,100
    5,335       (Second Street Senior Apartments), Series TT,
                2.75% due 12/15/2036 (f)                                  5,335
    7,300       (Vineyard Creek LP), Series W, 2.75%
                due 12/01/2036                                            7,300

             California Statewide Communities Development
             Authority Revenue Bonds, VRDN (a):
   11,400       (Kaiser Permanente), Series A, 2.72%
                due 10/01/2013                                           11,400
   17,000       (Kaiser Permanente), Series B, 2.72%
                due 11/01/2030                                           17,000
   20,000       Series A-1, 4% due 6/30/2006 (e)                         20,198
    8,300       Series L, 2.72% due 4/01/2038                             8,300
   14,000       Series M, 2.72% due 4/01/2038                            14,000

   22,585    California Statewide Communities Development
             Authority, Revenue Refunding Bonds (University
             Retirement Community at Davis), VRDN, 2.70%
             due 11/15/2030 (a)(i)                                       22,585

   20,000    Carlsbad, California, M/F Housing Revenue Bonds
             (The Greens Apartments), VRDN, AMT, Series A,
             2.75% due 6/01/2046 (a)                                     20,000

    7,439    Clipper Tax-Exempt Trust, COP, VRDN, AMT,
             Series 98-9, 2.85% due 8/01/2006 (a)                         7,439

    7,145    Contra Costa, California, Water District Water
             Revenue Refunding Bonds, FLOATS, VRDN, Series 850,
             2.73% due 10/01/2019 (a)(e)                                  7,145

   14,500    Contra Costa County, California, M/F Housing
             Revenue Bonds (Creekview Apartments), VRDN,
             AMT, Series B, 2.75% due 7/01/2036 (a)(h)                   14,500

    5,800    Dublin, California, M/F Housing Authority Revenue
             Bonds (Park Sierra), VRDN, AMT, Series A, 2.75%
             due 6/01/2028 (a)                                            5,800

   21,000    Eagle Tax-Exempt, California Infrastructure and
             Economic Development Bank Revenue Bonds,
             VRDN, Series 2003-0042, Class A, 2.77%
             due 7/01/2037 (a)(d)                                        21,000



     Face
   Amount    Municipal Bonds                                           Value

California (continued)

 $ 18,320    Eagle Tax-Exempt Trust, California State Department
             of Water Resources, Power Supply Revenue Bonds,
             VRDN, Series 2002-6017, Class A, 2.77%
             due 5/01/2018 (a)(d)                                    $   18,320

   29,700    Eagle Tax-Exempt Trust, California, VRDN,
             Series 2000-0501, Class A, 2.78%
             due 10/01/2028 (a)                                          29,700

    4,800    Eagle Tax-Exempt Trust, Los Angeles, California,
             Unified School District, GO, VRDN, Series 2003-0043,
             Class A, 2.77% due 1/01/2028 (a)(b)                          4,800

    2,445    Eagle Tax-Exempt Trust, University of California,
             Revenue Refunding Bonds, VRDN, Series 2005-0006,
             Class A, 2.77% due 5/15/2033 (a)(d)                          2,445

    2,530    East Bay, California, Municipal Utility District, Water
             System Revenue Refunding Bonds, ROCS, VRDN,
             Series RR-II-R-2073, 2.77% due 6/01/2019 (a)(b)              2,530

   29,000    Fillmore, California, Public Financing Authority,
             Revenue Refunding Bonds (Central City
             Redevelopment Project), VRDN, Series A, 2.75%
             due 5/01/2031 (a)                                           29,000

    2,000    Fontana, California, Public Financing Authority, Tax
             Allocation Revenue Refunding Bonds, PUTTERS,
             VRDN, Series 707, 2.78% due 4/01/2013 (a)(d)                 2,000

    8,945    Fresno, California, Airport Revenue Bonds, MERLOTS,
             VRDN, AMT, Series B2, 2.81% due 7/01/2030 (a)(e)             8,945

    4,685    Fresno, California, Water System Revenue Refunding
             Bonds, MSTR, VRDN, Series SGA 76, 2.74%
             due 6/01/2024 (a)(c)                                         4,685

   13,806    Glendale, California, Hospital Revenue Refunding
             Bonds, FLOATS, VRDN, Series 590, 2.77%
             due 3/01/2014 (a)(b)                                        13,806

    6,620    Highland, California, Redevelopment Agency,
             M/F Housing Revenue Bonds (Jeffrey Court Senior
             Apartments), VRDN, AMT, 2.76% due 3/01/2028 (a)              6,620

   19,430    Loma Linda, California, M/F Housing Revenue
             Refunding Bonds (Loma Linda Springs), VRDN, AMT,
             2.75% due 12/15/2031 (a)(f)                                 19,430

    1,800    Long Beach, California, Harbor Revenue Bonds,
             PUTTERS, VRDN, AMT, Series 730, 2.80%
             due 11/15/2012 (a)(b)                                        1,800

   25,875    Los Angeles, California, Community Redevelopment
             Agency, M/F Housing Revenue Bonds (Wilshire
             Station Apartments Project), VRDN, AMT, Series A,
             2.71% due 10/15/2038 (a)                                    25,875

   30,000    Los Angeles, California, Convention and Exhibition
             Center Authority, Lease Revenue Refunding Bonds,
             VRDN, Series 2003-B through Series D, 2.67%
             due 8/15/2021 (a)(d)                                        30,000

    3,000    Los Angeles, California, Department of Airports,
             Airport Municipal Trust Revenue Bonds, FLOATS,
             VRDN, Series SG 61, 2.80% due 5/15/2020 (a)                  3,000



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments (continued)                              (In Thousands)


CMA California Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

California (continued)

 $  3,120    Los Angeles, California, Department of Water and
             Power, Waterworks Revenue Refunding Bonds,
             MERLOTS, VRDN, Series A24, 2.76%
             due 7/01/2030 (a)(b)                                    $    3,120

    5,000    Los Angeles, California, Harbor Department Revenue
             Bonds, FLOATS, VRDN, Series SG-59, 2.80%
             due 8/01/2026 (a)                                            5,000

   22,420    Los Angeles, California, S/F Home Mortgage
             Revenue Bonds, 3.70% due 10/01/2005                         22,420

             Los Angeles, California, Unified School District, GO,
             VRDN (a):
   18,363       FLOATS, Series 924, 2.73% due 7/01/2023 (e)              18,363
    4,975       MERLOTS, Series B12, 2.76% due 1/01/2027 (b)              4,975
   10,670       ROCS, Series II-R-2219, 2.77% due 7/01/2023 (d)          10,670

   20,000    Los Angeles, California, Wastewater System,
             Subordinate Revenue Refunding Bonds, Series B,
             VRDN, 2.15% due 12/14/2005 (a)(c)                           20,000

             Los Angeles, California, Water and Power Revenue
             Refunding Bonds, VRDN (a):
    6,830       ROCS, Series II-R-4510, 2.77% due 7/01/2021 (b)           6,830
   12,100       Sub-Series B-3, 2.81% due 7/01/2034                      12,100

   18,030    Los Angeles County, California, Capital Asset Leasing
             Corporation, CP, 2.63% due 11/09/2005                       18,030

    1,000    Los Angeles County, California, Housing Authority,
             M/F Housing Revenue Refunding Bonds (Malibu
             Meadows II), VRDN, Series C, 2.69%
             due 4/15/2028 (a)(f)                                         1,000

             Los Angeles County, California, Metropolitan
             Transportation Authority, Revenue Refunding Bonds,
             MSTR, VRDN (a)(e):
   40,000       Series SGB-1, 2.77% due 7/01/2025                        40,000
   40,850       Series SGB-2, 2.77% due 7/01/2021                        40,850

             Los Angeles County, California, TRAN:
   25,000       4% due 6/30/2006                                         25,242
   55,000       Series A, 4% due 6/30/2006                               55,585

   34,550    Metropolitan Water District of Southern California
             Revenue Refunding Bonds, VRDN, Series B-1, 2.68%
             due 7/01/2020 (a)                                           34,550

   20,000    Metropolitan Water District of Southern California,
             Waterworks Revenue Refunding Bonds, VRDN,
             Series C, 2.67% due 10/01/2029 (a)                          20,000

   20,000    Milpitas, California, M/F Housing Revenue Bonds
             (Crossing at Montague), VRDN, AMT, Series A, 2.75%
             due 8/15/2033 (a)(f)                                        20,000

    7,435    Monrovia, California, Unified School District,
             GO, MSTR, VRDN, Series SGA 70, 2.74%
             due 8/01/2022 (a)(b)                                         7,435

             Municipal Securities Trust Certificates, California,
             Class A, GO, VRDN (a)(c):
   24,550       Series 2000-97, 2.74% due 9/01/2016                      24,550
   20,860       Series 2001-118, 2.72% due 3/03/2009                     20,860



     Face
   Amount    Municipal Bonds                                           Value

California (continued)

             Newport Beach, California, Revenue Bonds (Hoag
             Memorial Presbyterian Hospital), VRDN (a):
 $ 12,500       Series A, 2.66% due 12/01/2029                       $   12,500
   20,000       Series C, 2.66% due 12/01/2029                           20,000

    2,445    Oakland, California, Sewer Revenue Bonds, PUTTERS,
             VRDN, Series 631, 2.78% due 6/15/2022 (a)(e)                 2,445

    6,365    Pittsburg, California, Redevelopment Agency, Tax
             Allocation Refunding Bonds, ROCS, VRDN,
             Series RR-II-R-2070, 2.77% due 8/01/2020 (a)(b)              6,365

   13,570    Port of Oakland, California, Port Revenue Bonds,
             MSTR, VRDN, Series SG 112, 2.80% due
             11/01/2025 (a)                                              13,570

   15,900    Port of Oakland, California, Revenue Refunding
             Bonds, MERLOTS, VRDN, AMT, Series B-36, 2.81%
             due 11/01/2021 (a)(c)                                       15,900

    7,400    Ramona, California, Unified School District, COP
             (2004 School Facility Funding Program), VRDN,
             2.64% due 5/01/2029 (a)(d)                                   7,400

    3,300    Riverside County, California, IDA, IDR (Universal
             Forest Products), VRDN, AMT, 2.80%
             due 8/01/2029 (a)                                            3,300

             Sacramento, California, Housing Authority,
             M/F Housing Revenue Bonds, VRDN, AMT (a):
   11,900       (Greenfair Apartments), Series G, 2.72%
                due 12/01/2030                                           11,900
   15,490       (Lofts at Natomas Apartments), Series F, 2.75%
                due 4/15/2036 (f)                                        15,490

   20,000    Sacramento, California, Municipal Utility District, CP,
             2.70% due 10/05/2005                                        20,000

    2,090    Sacramento, California, Municipal Utility District,
             Electric Revenue Bonds, PUTTERS, VRDN, Series 591,
             2.78% due 8/15/2011 (a)(b)                                   2,090

   12,910    Sacramento, California, Municipal Utility District,
             Electric Revenue Refunding Bonds, FLOATS, VRDN,
             Series 748, 2.73% due 8/15/2028 (a)(e)                      12,910

    6,275    Sacramento County, California, COP, ROCS, VRDN,
             Series II-R-5007, 2.77% due 12/01/2023 (a)(d)                6,275

    7,000    San Diego, California, Sewer Revenue Bonds, FLOATS,
             VRDN, Series SG 14, 2.77% due 5/15/2020 (a)                  7,000

             San Diego, California, Unified Port District, CP:
   20,160       2.65% due 10/03/2005                                     20,160
   22,134       2.75% due 10/03/2005                                     22,134

             San Diego, California, Unified School District, GO:
    6,255       FLOATS, VRDN, Series 964 D, 2.73%
                due 7/01/2025 (a)(b)                                      6,255
   26,000       TRAN, Series A, 4% due 7/14/2006                         26,283
   26,100       TRAN, Series B, 4% due 7/14/2006                         26,380

    6,240    San Diego County, California, COP (San Diego Jewish
             Academy), VRDN, 2.69% due 12/01/2028 (a)                     6,240



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments (concluded)                              (In Thousands)


CMA California Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

California (continued)

             San Francisco, California, City and County Airport
             Commission, International Airport Revenue Bonds,
             MSTR, VRDN (a):
 $  7,705       AMT, Series SGA-56, 2.77% due 5/01/2026 (b)          $    7,705
   16,555       Series SG-116, 2.82% due 5/01/2026                       16,555

    5,550    San Joaquin County, California, COP, ROCS, VRDN,
             Series II-R-2030, 2.77% due 4/01/2020 (a)(b)                 5,550

    2,650    San Jose, California, Airport Revenue Refunding
             Bonds, ROCS, VRDN, Series II-R-2004, 2.77%
             due 3/01/2016 (a)(e)                                         2,650

             San Jose, California, M/F Housing Revenue Bonds,
             VRDN (a):
   12,000       (Carlton Homes), AMT, Series A, 2.75%
                due 10/15/2032 (f)                                       12,000
   26,400       (Siena Renaissance Square Apartments), 2.75%
                due 12/01/2029                                           26,400

    9,935    Santa Clara, California, Electric Revenue Refunding
             Bonds, MSTR, VRDN, Series SGA-75, 2.74%
             due 7/01/2027 (a)(d)                                         9,935

   10,000    Santa Clara Valley, California, Transportation
             Authority, Sales Tax Revenue Refunding Bonds, VRDN,
             Series C, 2.65% due 6/01/2026 (a)(d)                        10,000

   32,150    Santa Cruz County, California, Board of Education,
             GO, TRAN, 4% due 6/30/2006                                  32,473

             Simi Valley, California, M/F Housing Revenue Bonds,
             VRDN (a):
   12,500       (Parker Ranch Project), AMT, Series A, 2.75%
                due 7/15/2036 (f)                                        12,500
   12,000       (Shadowridge Apartments), 2.75%
                due 9/01/2019                                            12,000



     Face
   Amount    Municipal Bonds                                           Value

California (concluded)

 $  2,640    University of California Revenue Bonds, ROCS, VRDN,
             Series II-R-3007, 2.77% due 9/01/2020 (a)(e)            $    2,640

    9,200    Upland, California, Apartment Development Revenue
             Refunding Bonds (Mountain Springs-Issue A), VRDN,
             2.69% due 11/15/2028 (a)(f)                                  9,200

   10,000    Victorville, California, Joint Powers Financing
             Authority, Lease Revenue Bonds (Cogeneration
             Facility Project), VRDN, Series A, 2.75%
             due 5/01/2037 (a)                                           10,000

   14,950    Whittier, California, Revenue Refunding Bonds
             (Whittier College), VRDN, 2.80% due 12/01/2033 (a)(i)       14,950


Puerto Rico--2.0%

    4,900    Municipal Securities Trust Certificates, Puerto Rico,
             Revenue Bonds, VRDN, Series 2000-107, Class A,
             2.73% due 5/19/2009 (a)(e)                                   4,900

    4,000    Puerto Rico Commonwealth, FLOATS, VRDN, Series
             PMD-8, 2.78% due 7/01/2026 (a)(b)                            4,000

    3,035    Puerto Rico Electric Power Authority, Power Revenue
             Bonds, MSTR, VRDN, Series SGA 44, 2.73%
             due 7/01/2023 (a)                                            3,035

             Puerto Rico Government Development Bank, CP:
   16,960       3.05% due 10/07/2005                                     16,960
    6,000       3.05% due 10/20/2005                                      6,000
    8,144       3.05% due 11/01/2005                                      8,144
    2,890       3.05% due 11/17/2005                                      2,890

Total Investments (Cost--$2,250,610*)--99.6%                          2,250,610
Other Assets Less Liabilities--0.4%                                       9,328
                                                                     ----------
Net Assets--100.0%                                                   $2,259,938
                                                                     ==========

(a) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(b) MBIA Insured.

(c) FGIC Insured.

(d) AMBAC Insured.

(e) FSA Insured.

(f) FNMA Collateralized.

(g) XL Capital Insured.

(h) FHLMC Collateralized.

(i) Radian Insured.

(j) CIFG Insured.

  * Cost for federal income tax purposes.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments                                          (In Thousands)


CMA Connecticut Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

Connecticut--85.8%

             Bridgeport, Connecticut, GO, Refunding, VRDN (d):
 $  6,400       FLOATS, Series 936, 2.75% due 9/15/2023 (c)          $    6,400
    2,865       ROCS, Series II-R-182, 2.79% due 8/15/2016 (b)            2,865

             Connecticut State Development Authority, IDR,
             VRDN (d):
    3,240       (Cheshire CPL LLC), AMT, 2.77% due 12/01/2022             3,240
    1,760       (Reflexite Corporation Project), Series A, 2.77%
                due 8/01/2013                                             1,760
    1,895       (Reflexite Corporation Project), Series B, 2.77%
                due 8/01/2013                                             1,895

   10,300    Connecticut State Development Authority Revenue
             Bonds (Solid Waste Project--Rand-Whitney
             Container Board), VRDN, AMT, 2.77%
             due 8/01/2023 (d)                                           10,300

             Connecticut State Development Authority, Water
             Facilities Revenue Refunding Bonds (Connecticut
             Water Company Project), VRDN, Series A (d):
    1,250       AMT, 2.79% due 7/01/2028                                  1,250
    1,150       2.74% due 9/01/2028                                       1,150

    6,700    Connecticut State, GO, PUTTERS, VRDN, Series 320,
             2.78% due 11/15/2020 (d)                                     6,700

             Connecticut State, GO, Refunding, VRDN (d):
    3,625       FLOATS, Series 515, 2.77% due 12/15/2013                  3,625
   11,800       PUTTERS, Series 961, 2.78% due 6/01/2012 (e)             11,800

             Connecticut State, HFA, Revenue Bonds (Housing
             Mortgage Finance Program), VRDN (d):
   21,700       AMT, Series D-3, 2.78% due 5/15/2033 (a)                 21,700
    7,700       AMT, Sub-Series A-4, 2.75% due 5/15/2035 (a)              7,700
    8,418       Series D, 2.89% due 11/15/2024                            8,418

   11,500    Connecticut State, HFA, Revenue Refunding Bonds,
             VRDN, AMT, Sub-Series B-4, 2.78%
             due 5/15/2032 (a)(d)                                        11,500

             Connecticut State Health and Educational Facilities
             Authority Revenue Bonds, VRDN (d):
    1,460       (Charlotte Hungerford), Series C, 2.72%
                due 7/01/2013                                             1,460
   10,000       FLOATS, Series 891, 2.79% due 7/01/2023 (b)              10,000
    5,100       (Greater Hartford YMCA), Series A, 2.74%
                due 7/01/2032 (a)                                         5,100
    5,425       (Greenwich Boys and Girls Club), Series A,
                2.78% due 7/01/2033                                       5,425
    7,165       (Greenwich Family YMCA), Series A, 2.76%
                due 7/01/2035                                             7,165
   12,675       (Hartford Hospital), Series B, 5.01%
                due 7/01/2031                                            12,675
   11,000       (Health Care Capital Asset), Series A-1, 2.71%
                due 7/01/2031                                            11,000



     Face
   Amount    Municipal Bonds                                           Value

Connecticut (continued)

             Connecticut State Health and Educational Facilities
             Authority Revenue Bonds, VRDN (d) (concluded):
 $ 10,800       (King & Low-Heywood Thomas School),
                Series A, 2.78% due 7/01/2033                        $   10,800
    5,200       (Klingberg Family Center), Series A, 2.72%
                due 7/01/2032                                             5,200
    7,000       (Lawrence & Memorial Hospital), Series E,
                2.85% due 7/01/2034 (g)                                   7,000
    2,890       (Middlesex Hospital), Series J, 2.73%
                due 7/01/2026                                             2,890
   22,800       (Quinnipiac University), Series F, 2.70%
                due 7/01/2031 (g)                                        22,800
    6,665       (Rectory School), Series A, 2.78%
                due 7/01/2030                                             6,665
    2,665       (The Whitby School), Series A, 2.70%
                due 7/01/2021                                             2,665
    7,330       (Yale University), Series T-1, 2.70%
                due 7/01/2029                                             7,330
    5,200       (Yale University), Series X-3, 2.80%
                due 7/01/2037                                             5,200

             Connecticut State Health and Educational Facilities
             Authority, Revenue Refunding Bonds, VRDN (d):
    4,040       (Ascension Health Credit), Series B, 2.72%
                due 11/15/2029                                            4,040
    2,300       (Kent School Corporation), Series C, 2.74%
                due 7/01/2030 (e)                                         2,300
    5,000       (Kingswood-Oxford School), Series B, 2.70%
                due 7/01/2030                                             5,000

             Connecticut State Health and Educational Facilities
             Authority (Yale University), CP:
   10,000       2.60% due 10/07/2005                                     10,000
   22,440       2.64% due 11/10/2005                                     22,440

             Connecticut State, IDA, New England Power, CP:
    8,900       2.65% due 10/07/2005                                      8,900
   15,000       2.77% due 12/09/2005                                     15,000

   10,300    Connecticut State Special Assessment Revenue
             Bonds, VRDN, 2.79% due 11/15/2020 (d)                       10,300

             Connecticut State, Special Tax Obligation Revenue
             Bonds (Transportation Infrastructure), Series 1,
             VRDN (d):
   10,000       2.81% due 9/01/2020 (b)                                  10,000
    8,000       Second Lien, 2.75% due 12/01/2010 (c)                     8,000

   19,000    Eagle Tax-Exempt Trust, Connecticut State, GO,
             Refunding, VRDN, Series 2005-0078, Class A, 2.79%
             due 12/01/2014 (d)(e)                                       19,000

      800    Eastern Connecticut State Regional Educational
             Service Center, GO, BAN, 3.50% due 12/13/2005                  802



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments (concluded)                              (In Thousands)


CMA Connecticut Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

Connecticut (concluded)

 $  6,000    Groton Township, Connecticut, GO, BAN, 4%
             due 7/28/2006                                           $    6,059

   21,645    Hartford, Connecticut, Redevelopment Agency, M/F
             Mortgage Revenue Refunding Bonds (Underwood
             Tower Project), VRDN, 2.71% due 6/01/2020 (c)(d)            21,645

   12,800    Meriden, Connecticut, GO, BAN, 4% due 8/04/2006             12,912

    6,785    Municipal Securities Trust Certificates Revenue Bonds,
             AMT, Series 2001-128, VRDN, Class A, 2.72%
             due 3/30/2015 (b)(d)                                         6,785

    3,900    New Britain, Connecticut, GO, VRDN, 2.74%
             due 4/01/2013 (a)(d)                                         3,900

    3,710    New Canaan, Connecticut, Housing Authority
             Revenue Bonds (Village at Waveny Care Center),
             VRDN, 2.72% due 1/01/2022 (d)                                3,710

    4,805    North Canaan, Connecticut, Housing Authority
             Revenue Bonds (Geer Woods Project), VRDN,
             2.73% due 8/01/2031 (d)                                      4,805

    9,500    Plainfield, Connecticut, GO, BAN, 3.75%
             due 1/11/2006                                                9,526

    6,625    Wolcott, Connecticut, GO, BAN, 4% due 8/15/2006              6,686



     Face
   Amount    Municipal Bonds                                           Value

Puerto Rico--13.8%

 $ 17,780    Puerto Rico Commonwealth Infrastructure Financing
             Authority, Special Obligation Revenue Refunding
             Bonds, MERLOTS, VRDN, Series A-11, 2.75%
             due 7/01/2022 (b)(d)                                    $   17,780

   19,000    Puerto Rico Electric Power Authority, Power Revenue
             Bonds, MSTR, VRDN, Series SGA-43, 2.73%
             due 7/01/2022 (d)(e)                                        19,000

             Puerto Rico Government Development Bank, CP:
    2,000       3.05% due 10/07/2005                                      2,000
    4,900       3.05% due 10/20/2005                                      4,900
    3,062       3.05% due 11/08/2005                                      3,062

             Puerto Rico Public Buildings Authority, Revenue
             Refunding Bonds, FLOATS, VRDN (d)(f):
    5,842       Series 747D, 2.73% due 7/01/2017                          5,842
    7,329       Series 787, 2.73% due 7/01/2036                           7,329

    6,900    Puerto Rico Public Finance Corporation Revenue
             Bonds, FLOATS, VRDN, Series 911, 2.73%
             due 8/01/2026 (d)(f)                                         6,900

Total Investments (Cost--$482,301*)--99.6%                              482,301
Other Assets Less Liabilities--0.4%                                       2,062
                                                                     ----------
Net Assets--100.0%                                                   $  484,363
                                                                     ==========


(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(e) MBIA Insured.

(f) CIFG Insured.

(g) Radian Insured.

  * Cost for federal income tax purposes.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments                                          (In Thousands)


CMA Massachusetts Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

Massachusetts--95.7%

 $  3,300    ABN Amro Munitops Certificates Trust, Massachusetts
             State School Building Authority Revenue Bonds,
             VRDN, Series 2005-34, 2.76% due 8/15/2013 (a)(e)        $    3,300

    1,435    Amherst-Pelham, Massachusetts, Regional School
             District, GO, BAN, 4% due 9/15/2006                          1,448

      325    Boston, Massachusetts, Industrial Financing Authority,
             IDR (Acme Bookbinding Co.), AMT, VRDN, 2.78%
             due 9/01/2006 (a)                                              325

    5,000    Boston, Massachusetts, Water and Sewer Commission
             Revenue Bonds, FLOATS, VRDN, Series SG-75, 2.77%
             due 11/01/2019 (a)                                           5,000

    3,771    Clipper Tax-Exempt Trust, VRDN, COP, Series 1998-8,
             2.78% due 7/20/2007 (a)                                      3,771

    6,015    Eagle Tax-Exempt Trust, Massachusetts State Special
             Obligation and Dedicated Tax Revenue Bonds, VRDN,
             Series 2004-0025, Class A, 2.78%
             due 1/01/2029 (a)(d)                                         6,015

    5,630    Eagle Tax-Exempt Trust, Massachusetts, Water
             Revenue Bonds, VRDN, Series 2103, 2.78%
             due 12/01/2015 (a)                                           5,630

    2,300    King Philip Regional School District, Massachusetts,
             BAN, Lot A, 3.50% due 12/15/2005                             2,306

    3,000    Massachusetts Bay Transportation Authority, Revenue
             Refunding Bonds, FLOATS, VRDN, Series 431, 2.77%
             due 3/01/2019 (a)                                            3,000

    2,750    Massachusetts State Development Finance Agency,
             Assisted Living Facility Revenue Bonds (Whalers Cove
             Project), VRDN, Series A, 2.79% due 9/01/2034 (a)            2,750

    6,450    Massachusetts State Development Finance Agency,
             CP, 2.70% due 11/09/2005                                     6,450

             Massachusetts State Development Finance Agency,
             IDR, VRDN, AMT (a):
    2,600       (Cell Signaling Technology), 2.78%
                due 12/01/2010                                            2,600
    2,685       (Cleveland Motion Controls), 2.89%
                due 6/01/2021                                             2,685
    3,120       (Concord Foods Issue), 2.78% due 4/01/2021                3,120
    2,100       (Seafood Services Inc. Project), Series A, 2.80%
                due 12/01/2023                                            2,100
    3,845       (V&S Taunton Galvanizing), 2.89%
                due 12/01/2023                                            3,845
    1,275       (Ward Hill Central Products Inc.), 2.89%
                due 8/01/2016                                             1,275

    5,155    Massachusetts State Development Finance Agency,
             M/F Housing Revenue Bonds (Midway Studios Project),
             VRDN, AMT, Series A, 2.83% due 3/01/2034 (a)                 5,155

             Massachusetts State Development Finance Agency
             Revenue Bonds, VRDN (a):
    5,000       (Boston College HS Issue), 2.75% due 8/01/2033            5,000
    3,510       (Brooksby Village Inc. Project), 2.73%
                due 7/01/2032                                             3,510
    1,900       (Fiba Technologies), AMT, 2.84% due 5/01/2023             1,900
    4,835       (Lesley University), 2.80% due 7/01/2033                  4,835
    4,410       (New Bedford Waste Services), AMT, 2.85%
                due 6/01/2021                                             4,410



     Face
   Amount    Municipal Bonds                                           Value

Massachusetts (continued)

             Massachusetts State Development Finance Agency
             Revenue Bonds, VRDN (a) (concluded):
 $  1,785       (New Jewish High School Project), 2.75%
                due 6/01/2032                                        $    1,785
    3,250       (Saint Peter-Marian Issue), 2.75%
                due 10/01/2032                                            3,250
    3,020       (Ursuline Academy Dedham), 2.66%
                due 5/01/2032                                             3,020
    1,000       (Walnut Hill School District), 2.75%
                due 7/01/2032                                             1,000
    5,635       (Worcester YMCA Issue), 2.78% due 1/01/2031               5,635
    2,945       (Xinetics Issue), AMT, 2.78% due 6/01/2021                2,945

             Massachusetts State Development Finance Agency,
             Revenue Refunding Bonds, VRDN (a):
    1,000       (Assumption College), 2.75% due 3/01/2032                 1,000
    6,750       (Assumption College Project), Series A, 2.75%
                due 3/01/2032                                             6,750
    2,200       (Brandon Residential Treatment Center), 2.75%
                due 4/01/2028                                             2,200
    4,000       (Marine Biological Lab), 2.75% due 2/01/2030              4,000

    3,600    Massachusetts State Development Finance Agency,
             Senior Living Facilities Revenue Bonds (New England
             Deaconess Association), VRDN, 2.75%
             due 6/01/2034 (a)                                            3,600

    3,500    Massachusetts State Development Finance Agency,
             Solid Waste Disposal Revenue Bonds (Newark
             Group Project), VRDN, AMT, Series A, 2.78%
             due 7/01/2031 (a)                                            3,500

   12,000    Massachusetts State Development Finance Agency,
             Solid Waste Disposal Revenue Refunding Bonds
             (Newark Group Project), VRDN, AMT, Series A,
             2.77% due 7/01/2028 (a)                                     12,000

    3,255    Massachusetts State, FLOATS, VRDN, Series SG-126,
             2.77% due 8/01/2018 (a)                                      3,255

    6,300    Massachusetts State, GO (Central Artery), VRDN,
             Series A, 2.73% due 12/01/2030 (a)                           6,300

             Massachusetts State, GO, Refunding, VRDN (a):
    7,000       FLOATS, Series 1015, 2.77% due 8/01/2021 (c)              7,000
    1,442       FLOATS, Series 716D, 2.77% due 8/01/2018 (b)              1,442
    6,440       PUTTERS, Series 340, 2.77% due 1/01/2017 (b)              6,440
    4,995       ROCS, Series II-R-180, 2.78% due 11/01/2015 (d)           4,995

    2,790    Massachusetts State, GO, VRDN, Series O, 2.78%
             due 11/01/2014 (a)                                           2,790

    2,300    Massachusetts State HFA, Housing Revenue Bonds,
             ROCS, VRDN AMT, Series II-R-421, 2.80%
             due 7/01/2022 (a)(e)                                         2,300

             Massachusetts State Health and Educational
             Facilities Authority Revenue Bonds, VRDN (a):
      300       (Partners Healthcare System), Series D-6, 2.73%
                due 7/01/2017                                               300
    6,100       (Sherrill House Inc.), Series A-1, 2.74%
                due 1/01/2032                                             6,100

    6,950    Massachusetts State Industrial Finance Agency (New
             England Power Co.), CP, 2.65% due 10/25/2005                 6,950



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments (concluded)                              (In Thousands)


CMA Massachusetts Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

Massachusetts (continued)

             Massachusetts State Industrial Finance Agency,
             Industrial Revenue Bonds, VRDN, AMT (a):
 $  1,950       (AFC Cable Systems Inc. Issue), 2.78%
                due 7/01/2016                                        $    1,950
    1,600       (BBB Esquire LLC), 2.77% due 12/01/2016                   1,600
    4,000       (Bodwell Project), 2.80% due 7/01/2017                    4,000
    3,600       (Constitution Project), 2.77% due 6/01/2018               3,600
    1,215       (Garlock Printing Corp.), 2.78% due 12/01/2017            1,215
    2,310       (Gem Group Inc. Issue), 2.78% due 7/01/2016               2,310
    1,400       (Hazen Paper Company), 2.77% due 3/01/2008                1,400
    1,095       (Insco Corporation Issue), 2.78%
                due 9/01/2008                                             1,095
    1,060       (Lavigne), 2.78% due 8/01/2008                            1,060
    1,650       (Mercer Paper Tube Corp.), 2.85%
                due 11/01/2011                                            1,650
    2,500       (OCT Co. Inc. Project), 2.77% due 12/01/2017              2,500
    1,800       (Tamasi Family Issue), 2.85% due 5/01/2013                1,800
    1,950       (Telcom USA Inc. Issue), 2.78% due 8/01/2016              1,950
    1,190       (Valkyrie Co. Inc.), 2.78% due 5/01/2013                  1,190

    1,890    Massachusetts State Industrial Finance Agency,
             Industrial Revenue Refunding Bonds (New England
             Biolabs), VRDN, AMT, 2.80% due 3/01/2016 (a)                 1,890

             Massachusetts State Industrial Finance Agency
             Revenue Bonds, VRDN (a):
    1,535       (Heritage at Dartmouth), AMT, 2.78%
                due 12/01/2028                                            1,535
    1,283       (Lower Mills Association II L.P.), 2.77%
                due 12/01/2020                                            1,283

             Massachusetts State Industrial Finance Agency,
             Revenue Refunding Bonds, VRDN (a):
    5,000       (Lightolier Inc. Project), 2.76% due 7/29/2010            5,000
    2,675       (Mount Ida College Issue), 2.80%
                due 12/01/2027                                            2,675

             Massachusetts State Industrial Finance Agency,
             Solid Waste Disposal Revenue Bonds (E.L. Harvey &
             Sons Inc.), VRDN, AMT (a):
    1,260       2.78% due 1/01/2011                                       1,260
    1,635       2.78% due 6/01/2013                                       1,635

    2,320    Massachusetts State School Building Authority,
             Dedicated Sales Tax Revenue Bonds, TOCS, VRDN,
             Series L, 2.69% due 8/15/2013 (a)(e)                         2,320



     Face
   Amount    Municipal Bonds                                           Value

Massachusetts (concluded)

 $  4,965    Massachusetts State Special Obligation and
             Dedicated Tax Revenue Bonds, MERLOTS, VRDN,
             Series B19, 2.76% due 1/01/2028 (a)(d)                  $    4,965

    9,000    Massachusetts State Turnpike Authority, Metropolitan
             Highway System Revenue Bonds, FLOATS, VRDN,
             Series SG-124, 2.77% due 1/01/2029 (a)(c)                    9,000

    9,600    Massachusetts State Turnpike Authority, Metropolitan
             Highway System Revenue Refunding Bonds, FLOATS,
             VRDN, Series 334, 2.77% due 1/01/2037 (a)(b)                 9,600

    4,411    Massachusetts State Water Resources Authority,
             Revenue Refunding Bonds, FLOATS, VRDN,
             Series 742D, 2.77% due 8/01/2019 (a)(e)                      4,411

    1,931    Millis, Massachusetts, BAN, 4% due 10/04/2006                1,949

      340    Municipal Security Trust Certificates Revenue Bonds,
             AMT, Series 2001-155, VRDN, Class A, 2.77%
             due 4/28/2016 (a)(c)                                           340

    5,053    North Adams, Massachusetts, GO, BAN, 3.50%
             due 2/24/2006                                                5,073

    2,500    Northborough, Massachusetts, GO, BAN, 3%
             due 10/28/2005                                               2,502

    8,000    Pembroke, Massachusetts, GO, Refunding, BAN,
             4% due 8/03/2006                                             8,074

             University of Massachusetts Building Authority,
             Project Revenue Refunding Bonds, ROCS, VRDN (a)(c):
    8,670       Series II R-4522, 2.78% due 11/01/2020                    8,670
    3,485       Series II R-6016, 2.78% due 11/01/2015                    3,485


Puerto Rico--4.5%

             Puerto Rico Government Development Bank, CP:
    1,500       3.05% due 10/13/2005                                      1,500
    6,000       3.05% due 11/01/2005                                      6,000

    5,840    Puerto Rico Public Buildings Authority, Revenue
             Refunding Bonds, FLOATS, VRDN, Series 747D,
             2.73% due 7/01/2017 (a)(f)                                   5,840

Total Investments (Cost--$295,314*)--100.2%                             295,314
Liabilities in Excess of Other Assets--(0.2%)                             (457)
                                                                     ----------
Net Assets--100.0%                                                   $  294,857
                                                                     ==========


(a) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(b) MBIA Insured.

(c) AMBAC Insured.

(d) FGIC Insured.

(e) FSA Insured.

(f) CIFG Insured.

  * Cost for federal income tax purposes.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments                                          (In Thousands)


CMA Michigan Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

Michigan--86.1%

 $    935    Battle Creek, Michigan, Housing Corporation,
             Housing Revenue Bonds, VRDN, Series 1997-A,
             2.81% due 2/01/2027 (c)                                  $     935

    2,390    Berrien County, Michigan, Economic Development
             Corporation Revenue Bonds (Arlington Corp. Project),
             VRDN, AMT, 2.93% due 9/01/2016 (c)                           2,390

    6,115    Clarkston, Michigan, Community Schools, GO, ROCS,
             VRDN Series II-R-4519, 2.79% due 5/01/2022 (c)               6,115

    7,220    Detroit, Michigan, City School District, GO,
             Refunding, PUTTERS, VRDN, Series 1092, 2.79%
             due 5/01/2024 (a)(c)                                         7,220

    4,980    Detroit, Michigan, City School District, MERLOTS,
             VRDN, Series A113, 2.96% due 7/26/2006 (c)                   4,980

   12,045    Detroit, Michigan, MERLOTS, VRDN, Series A115,
             2.75% due 6/21/2006 (c)                                     12,045

    1,300    Detroit, Michigan, Sewer Disposal Revenue
             Bonds, Senior Lien, VRDN, Series B, 2.80%
             due 7/01/2033 (a)(c)                                         1,300

    7,210    Eagle Tax-Exempt Trust, Wayne County, Michigan,
             Airport Authority Revenue Bonds, VRDN, AMT, Series
             2005-0029, Class A, 2.83% due 12/01/2034 (b)(c)              7,210

    1,750    Farwell, Michigan, Area Schools, SAN, 4%
             due 8/24/2006                                                1,765

    4,070    Fitzgerald, Michigan, Public School District, GO,
             PUTTERS, VRDN, Series 561, 2.79%
             due 11/01/2012 (c)(d)                                        4,070

    1,210    Genesee County, Michigan, Economic Development
             Corporation, Limited Obligation Revenue Bonds
             (Riegle Press Inc. Project), VRDN, AMT, 2.91%
             due 8/01/2015 (c)                                            1,210

    1,400    Grand Rapids, Michigan, Economic Development
             Corporation, Limited Obligation, EDR (Cornerstone
             University Project), VRDN, 2.78% due 5/01/2034 (c)           1,400

      570    Grand Rapids, Michigan, IDR (Custom Printers),
             VRDN, AMT, 2.91% due 7/01/2015 (c)                             570

    1,115    Grand Rapids, Michigan, IDR, Refunding (Etheridge
             Company Project), VRDN, AMT, 2.91%
             due 7/01/2009 (c)                                            1,115

    2,430    Holland Charter Township, Michigan, Economic
             Development Corporation, Limited Obligation
             Revenue Bonds (Chicago Mission 3A Hockey), VRDN,
             2.85% due 10/01/2028 (c)                                     2,430

    2,400    Jackson County, Michigan, Economic Development
             Corporation, Limited Obligation Revenue Bonds
             (American Tooling Center Project), VRDN, AMT,
             2.93% due 6/01/2011 (c)                                      2,400

    1,200    Kent, Michigan, Hospital Finance Authority, Revenue
             Refunding Bonds (Spectrum Health), VRDN, Series A,
             2.74% due 1/15/2029 (c)                                      1,200



     Face
   Amount    Municipal Bonds                                           Value

Michigan (continued)

 $    600    Marquette County, Michigan, Economic Development
             Corporation, Limited Obligation Revenue Bonds
             (Pioneer Labs Inc. Project), VRDN, AMT, Series A,
             2.91% due 6/01/2012 (c)                                  $     600

      240    Michigan Higher Education Facilities Authority,
             Limited Obligation Revenue Bonds (Davenport
             College of Business Project), VRDN, 2.81%
             due 3/01/2027 (c)                                              240

    6,500    Michigan Higher Education Student Loan Authority,
             Revenue Refunding Bonds, PUTTERS, VRDN, AMT,
             Series 238, 2.82% due 6/01/2019 (c)(d)                       6,500

    7,500    Michigan Municipal Bond Authority Revenue Bonds,
             Series C, 4.25% due 8/18/2006                                7,579

    5,000    Michigan Municipal Bond Authority, Revenue
             Refunding Bonds, Series B-2, 4% due 8/18/2006                5,046

      130    Michigan State Building Authority, Multi-Modal
             Revenue Refunding Bonds (Facilities Program), VRDN,
             Series I, 2.75% due 10/15/2039 (c)                             130

    5,810    Michigan State Building Authority, Revenue
             Refunding Bonds, FLOATS, VRDN, Series 886, 2.78%
             due 10/15/2017 (b)(c)                                        5,810

             Michigan State, CP:
    5,000       2.67% due 10/04/2005                                      5,000
    4,500       2.20% due 10/05/2005                                      4,500

             Michigan State, HDA, Limited Obligation Bonds,
             VRDN (c):
    1,200       (Laurel Valley), TEAMS, 1.15% due 12/01/2007              1,200
    2,000       (Woodland Meadows Project), AMT, 1.10%
                due 3/01/2013                                             2,000

    2,285    Michigan State, HDA, M/F Limited Obligation
             Revenue Bonds (Arbors), VRDN, AMT, Series A,
             2.79% due 9/01/2035 (c)                                      2,285

    2,500    Michigan State Strategic Fund, CP, 2.75%
             due 10/03/2005                                               2,500

    2,400    Michigan State Strategic Fund, Limited Obligation, IDR
             (GNP Real Estate Project), VRDN, AMT, 2.81%
             due 7/01/2034 (c)                                            2,400

             Michigan State Strategic Fund, Limited Obligation
             Revenue Bonds, VRDN (c):
    2,200       (AACOA Extrusions Inc. Project), AMT, 2.93%
                due 2/01/2008                                             2,200
    2,200       (Alphi Manufacturing Inc. Project), AMT, 2.85%
                due 5/01/2019                                             2,200
    1,380       (Artex Label & Graphics), AMT, 2.90%
                due 12/01/2022                                            1,380
    1,500       (Automatic Handling Inc. Project), AMT, 2.91%
                due 7/01/2009                                             1,500
      250       (BBPV Project), AMT, Series A-2, 3.11%
                due 1/01/2014                                               250



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments (continued)                              (In Thousands)


CMA Michigan Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

Michigan (continued)

             Michigan State Strategic Fund, Limited Obligation
             Revenue Bonds, VRDN (c) (continued):
 $  1,160       (Biewer of Lansing LLC Project), AMT, 2.89%
                due 5/01/2019                                        $    1,160
    2,740       (C&M Manufacturing Corporation Inc. Project),
                AMT, 3.16% due 7/01/2014                                  2,740
      990       (Chambers Enterprises II Project), AMT, 2.91%
                due 11/01/2018                                              990
    1,385       (Cherry Central Cooperative Inc. Project), 2.91%
                due 11/01/2013                                            1,385
      500       (Detroit Symphony Orchestra Project), Series B,
                2.72% due 6/01/2031                                         500
    2,300       (Drake Enterprises Inc. Project), AMT, 2.93%
                due 6/01/2015                                             2,300
    4,585       (Environmental Quality Company Project), AMT,
                2.91% due 5/01/2026                                       4,585
    2,945       (FMS Walker LLC Project), AMT, 2.75%
                due 7/01/2029                                             2,945
    2,660       (Forest City Technologies), AMT, 2.86%
                due 9/01/2015                                             2,660
    2,100       (Glastender Inc. Project), AMT, 2.93%
                due 12/01/2010                                            2,100
    2,925       (Golden Keys Development LLC Project),
                AMT, 2.97% due 3/01/2018                                  2,925
      125       (Hercules Drawn Steel Project), AMT, 2.89%
                due 8/01/2006                                               125
      560       (Inalfa-Hollandia Inc. Project), AMT, 2.91%
                due 5/01/2016                                               560
    2,525       (Karona Inc. Project), AMT, 2.86%
                due 12/01/2015                                            2,525
    1,690       (Kerkstra Precast Inc. Project), AMT, 2.91%
                due 5/01/2025                                             1,690
      735       (M&P Capital LLC Project), AMT, Series A,
                2.75% due 6/01/2034                                         735
    1,125       (Merrill Tool Holdings Co. Project), AMT, Series A,
                2.96% due 6/01/2025                                       1,125
    1,850       (Merrill Tool Holdings Co. Project), AMT, Series B,
                2.96% due 6/01/2025                                       1,850
    1,395       (Monarch Hydraulics Inc. Project), AMT, 2.85%
                due 7/01/2016                                             1,395
    1,910       (Morrell Inc. Project), AMT, 2.91% due 5/01/2022          1,910
    1,360       (Motor City Mold Inc. Project), AMT, 2.86%
                due 3/01/2021                                             1,360
    1,300       (Norbert Industries Inc. Project), AMT, 2.91%
                due 4/01/2006                                             1,300
      485       (Nuvar Properties LLC Project), AMT, 2.91%
                due 7/01/2026                                               485
    2,300       (Park Realty LLC), AMT, Series A, 2.91%
                due 9/01/2026                                             2,300
    2,335       (Partalis Properties Project), AMT, 2.75%
                due 10/01/2028                                            2,335
    1,000       (Pioneer Labs Inc. Project), AMT, 2.83%
                due 9/01/2012                                             1,000



     Face
   Amount    Municipal Bonds                                           Value

Michigan (continued)

             Michigan State Strategic Fund, Limited Obligation
             Revenue Bonds, VRDN (c) (concluded):
 $  7,055       (Pioneer Metal Finishing Project), AMT, 2.80%
                due 11/01/2008                                        $   7,055
    1,400       (RS Development LLC Project), AMT, 2.75%
                due 8/01/2023                                             1,400
    2,700       (Richwood Industries Inc. Project), AMT, 2.93%
                due 9/01/2030                                             2,700
    3,860       (Riverwalk Properties LLC Project), AMT, 2.91%
                due 8/01/2021                                             3,860
    3,030       (Stelmi America Inc. Project), AMT, 2.81%
                due 5/01/2030                                             3,030
      560       (TEI Investments LLC), AMT, 2.91%
                due 2/01/2022                                               560
      400       (Thermo-Forms, Inc. Project), AMT, 2.98%
                due 11/01/2023                                              400
    2,720       (Tim Properties LLC Project), AMT, 2.85%
                due 5/01/2025                                             2,720
    3,700       (Universal Forest Products Project), AMT, 2.90%
                due 12/01/2022                                            3,700
    1,500       (Vector Investments LLC Project), AMT, 2.91%
                due 2/01/2020                                             1,500
    1,370       (Veri-Tek International Corporation Project), AMT,
                2.91% due 4/01/2026                                       1,370
    2,000       (WDKK Development LLC Project), AMT, 2.91%
                due 1/01/2024                                             2,000
      250       (Whitehall Industries), AMT, Series A-6, 3.11%
                due 1/01/2014                                               250
    1,855       (Zatkoff Properties Ltd. Project), AMT, 2.85%
                due 3/01/2024                                             1,855

      600    Michigan State Strategic Fund, Limited Obligation
             Revenue Refunding Bonds (Grandview Plaza Project),
             VRDN, AMT, 2.86% due 12/15/2010 (c)                            600

    2,735    Michigan State Strategic Fund Revenue Bonds
             (Russell Investment Company Project), VRDN, AMT,
             2.75% due 5/01/2027 (c)                                      2,735

    7,300    Municipal Securities Trust Certificates, Detroit,
             Michigan, Sewer Disposal Revenue Refunding Bonds,
             VRDN, Series SGB-53-A, 2.79% due 7/01/2032 (a)(c)            7,300

    7,395    Municipal Securities Trust Certificates, Revenue
             Refunding Bonds, VRDN, Series 2001-166, Class A,
             2.75% due 12/15/2021 (a)(c)                                  7,395

             Oakland County, Michigan, Economic Development
             Corporation, Limited Obligation Revenue Bonds,
             VRDN, AMT (c):
      500       (Easom Automation System Project), 2.85%
                due 11/01/2029                                              500
    2,500       (Schain Mold & Engineering), 2.93%
                due 4/01/2021                                             2,500



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments (concluded)                              (In Thousands)


CMA Michigan Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

Michigan (concluded)

 $  3,250    Oakland County, Michigan, Economic Development
             Corporation, Limited Obligation Revenue Refunding
             Bonds (Pratt & Miller Engineering), VRDN, AMT,
             2.81% due 10/01/2029 (c)                                $    3,250

    1,900    Rockford, Michigan, IDR, Limited Obligation
             (Alloy Exchange Project), VRDN, AMT, 2.93%
             due 9/01/2019 (c)                                            1,900

    3,470    Saginaw County, Michigan, Economic Development
             Corporation Revenue Bonds (Al-Fe Heat Treating
             Project), VRDN, AMT, 2.86% due 2/01/2010 (c)                 3,470

    1,720    Sanilac County, Michigan, Economic Development
             Revenue Bonds (Llink Technologies LLC Project),
             VRDN, AMT, 2.75% due 10/01/2028 (c)                          1,720

      400    University of Michigan, University Hospital Revenue
             Bonds, VRDN, Series A, 2.75% due 12/01/2035 (c)                400

    6,800    University of Michigan, University Hospital Revenue
             Refunding Bonds, VRDN, Series A, 2.76%
             due 12/01/2019 (c)                                           6,800

    3,575    Whitmore Lake, Michigan, Public School District,
             GO, ROCS, VRDN, Series II-R-4515, 2.79%
             due 5/01/2023 (c)                                            3,575



     Face
   Amount    Municipal Bonds                                           Value

Puerto Rico--9.9%

 $  6,000    Municipal Securities Trust Certificates, Puerto Rico,
             Revenue Bonds, VRDN, Series 2000-107, Class A,
             2.73% due 5/19/2009 (a)(c)                              $    6,000

    4,000    Puerto Rico Commonwealth Infrastructure Financing
             Authority, Special Obligation Revenue Refunding
             Bonds, MERLOTS, VRDN, Series A-11, 2.75%
             due 7/01/2022 (c)(f)                                         4,000

             Puerto Rico Government Development Bank, CP:
    3,000       3.05% due 10/07/2005                                      3,000
    2,534       3.05% due 10/14/2005                                      2,534
    2,500       3.05% due 10/20/2005                                      2,500

    2,839    Puerto Rico Public Buildings Authority, Revenue
             Refunding Bonds, FLOATS, VRDN, Series 747D,
             2.73% due 7/01/2017 (c)(e)                                   2,839

    5,830    Puerto Rico Public Finance Corporation, FLOATS,
             VRDN, Series 705D, 2.73% due 8/01/2027 (c)(d)                5,830


U.S. Virgin Islands--3.6%

    9,725    Virgin Islands Public Finance Authority, Revenue
             Refunding Bonds, ROCS, VRDN, Series II-R-277,
             2.82% due 10/01/2024 (c)(g)                                  9,725

Total Investments (Cost--$267,633*)--99.6%                              267,633
Other Assets Less Liabilities--0.4%                                       1,033
                                                                     ----------
Net Assets--100.0%                                                   $  268,666
                                                                     ==========


(a) FSA Insured.

(b) MBIA Insured.

(c) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(d) AMBAC Insured.

(e) CIFG Insured.

(f) FGIC Insured.

(g) Radian Insured.

  * Cost for federal income tax purposes.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments                                          (In Thousands)


CMA New Jersey Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

New Jersey--97.1%

 $  7,220    ABN Amro Munitops Certificates Trust, New Jersey,
             GO, Refunding, VRDN, Series 2004-17, 2.76%
             due 7/15/2011 (d)(e)                                    $    7,220

    9,995    ABN Amro Munitops Certificates Trust, New Jersey,
             Revenue Bonds, VRDN, Series 2005-46, 2.68%
             due 7/01/2013 (b)(e)                                         9,995

   20,850    Burlington County, New Jersey, GO, BAN, Series D,
             4% due 9/14/2006                                            21,057

             Camden County, New Jersey, Improvement Authority
             Revenue Bonds, VRDN (e):
   23,600       (Harvest Village Senior Redevelopment Project),
                Series A, 3.82% due 7/01/2029                            23,600
   13,900       (Parkview Redevelopment Housing Project), AMT,
                2.80% due 7/01/2026                                      13,900

    2,190    Camden County, New Jersey, Improvement Authority,
             Special Revenue Bonds, VRDN, 2.71%
             due 9/01/2026 (e)                                            2,190

    3,325    Deptford Township, New Jersey, GO, BAN, 3.75%
             due 7/21/2006                                                3,351

   19,970    Eagle Tax-Exempt Trust, New Jersey, GO, VRDN,
             Series 94C-3005, 2.78% due 2/15/2007 (e)                    19,970

    8,425    Eagle Tax-Exempt Trust, New Jersey State Turnpike
             Authority, Turnpike Revenue Refunding Bonds,
             VRDN, Series 2003-0041, Class A, 2.78%
             due 1/01/2030 (a)(e)                                         8,425

   20,000    East Brunswick Township, New Jersey, BAN, 3%
             due 1/06/2006                                               20,046

    5,500    Ewing Township, New Jersey, TAN, 3.50%
             due 10/31/2005                                               5,503

             Howell Township, New Jersey, GO:
    5,200       BAN, Series C, 4% due 9/19/2006                           5,250
   10,000       TAN, 4% due 3/13/2006                                    10,056

   51,655    Hudson County, New Jersey, COP, MERLOTS, VRDN,
             Series A35, 2.76% due 12/01/2021 (d)(e)                     51,655

   35,000    Hudson County, New Jersey, Improvement Authority
             Revenue Bonds (Essential Purpose Pooled
             Government), VRDN, 2.75% due 7/15/2026 (e)                  35,000

    2,566    Leonia, New Jersey, GO, BAN, 3.85% due 7/07/2006             2,587

    2,600    Marlboro Township, New Jersey, Municipal Utilities
             Authority, GO, 3.50% due 12/08/2005                          2,606

    1,980    Mercer County, New Jersey, Improvement Authority
             Revenue Bonds (Mercer Inc. Project), VRDN, 2.81%
             due 12/01/2018 (e)                                           1,980

    4,000    Municipal Securities Trust Certificates, GO, Refunding,
             VRDN, Series 2001-174, Class A, 2.83%
             due 2/26/2015 (e)                                            4,000



     Face
   Amount    Municipal Bonds                                           Value

New Jersey (continued)

 $  8,410    New Brunswick, New Jersey, GO, BAN, 4%
             due 7/12/2006                                           $    8,493

             New Jersey EDA, AMT, CP:
   15,000       2.68% due 11/09/2005                                     15,000
   25,300       2.83% due 12/12/2005                                     25,300

             New Jersey EDA, EDR, VRDN (e):
    9,100       (Diocese of Metuchen), 2.72% due 3/01/2026                9,100
    7,800       (MZR Real Estate LP Project), AMT, 2.81%
                due 12/01/2026                                            7,800
    3,920       (PB Tower & Metro Project), AMT, Series A,
                2.86% due 11/01/2026                                      3,920
    1,910       (PB Tower & Metro Project), AMT, Series B,
                2.86% due 11/01/2011                                      1,910
    7,720       (Wyckoff Family YMCA Inc. Project), 2.70%
                due 10/01/2023                                            7,720

             New Jersey EDA, EDR, Refunding (e):
   22,800       (Airis Newark LLC Project), ARCS, AMT, 2.77%
                due 1/01/2019 (a)                                        22,800
    4,400       (Jewish Community Foundation Metro West),
                VRDN, 2.76% due 12/01/2018                                4,400

    6,100    New Jersey EDA, First Mortgage Revenue Bonds
             (Lion's Gate Project), VRDN, Series C, 2.72%
             due 1/01/2020 (e)                                            6,100

   39,000    New Jersey EDA, Natural Gas Facilities Revenue
             Bonds (NUI Corporation Project), VRDN, AMT,
             Series A, 2.75% due 6/01/2026 (a)(e)                        39,000

             New Jersey EDA, Revenue Bonds, VRDN (e):
    2,330       (Accurate Box Co. Inc. Project), AMT, 2.81%
                due 11/01/2009                                            2,330
    1,820       (The Arc of Somerset County Inc.), 2.81%
                due 7/01/2020                                             1,820
    4,030       (Cozzoli Enterprises LLC Project), AMT, 2.77%
                due 3/01/2022                                             4,030
    2,670       (Esarc, Inc. Project), 2.81% due 4/01/2029                2,670
    1,895       (Jewish Family Service), 2.81% due 2/01/2022              1,895
    8,065       MERLOTS, Series A-41, 2.76% due 6/15/2022 (b)             8,065
   21,995       MERLOTS, Series B-02, 2.76% due 6/15/2020 (d)            21,995
    3,690       (Ocean County YMCA Inc. Project), 2.81%
                due 9/01/2021                                             3,690
    5,000       (Presbyterian Homes), Series B, 2.75%
                due 12/01/2032                                            5,000
    3,375       ROCS, Series II-R-203, 2.78% due 6/15/2021 (a)            3,375
    3,750       ROCS, Series II-R-305, 2.80% due 6/15/2013 (b)            3,750
    2,000       ROCS, Series II-R-311, 2.80% due 6/15/2012 (b)            2,000
   10,630       ROCS, Series II-R-355, 2.78% due 3/01/2026 (c)           10,630
    3,260       (Urban League Project), 2.81% due 8/01/2019               3,260
    2,835       (YMCA of Montclair Project), 2.81%
                due 6/01/2022                                             2,835



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments (continued)                              (In Thousands)


CMA New Jersey Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

New Jersey (continued)

             New Jersey EDA, Revenue Refunding Bonds, VRDN (e):
 $ 10,120       FLOATS, Series 1162, 2.77% due 9/01/2026 (a)         $   10,120
    4,400       ROCS, Series II-R-331, 2.78%
                due 12/15/2015 (b)                                        4,400
   10,035       Series 697, 2.77% due 6/15/2013 (b)                      10,035

   10,000    New Jersey EDA, Special Facility Revenue Bonds
             (Port Newark Container LLC), VRDN, AMT, 2.77%
             due 7/01/2030 (e)                                           10,000

             New Jersey Health Care Facilities Financing Authority
             Revenue Bonds, VRDN (e):
    5,990       (Beth Israel Hospital Association), Series A-2,
                2.75% due 7/01/2014                                       5,990
   11,925       FLOATS, Series 1157, 2.77% due 7/01/2025 (b)             11,925
    5,766       FLOATS, Series 702, 2.79% due 7/01/2014 (d)               5,766
   10,000       FLOATS, Series 943, 2.79% due 7/01/2024 (b)              10,000
    2,925       (Wiley Mission Project), 2.66% due 7/01/2029              2,925

    2,835    New Jersey Health Care Facilities Financing Authority,
             Revenue Refunding Bonds, FLOATS, VRDN,
             Series 1163, 2.80% due 7/01/2018 (e)(h)                      2,835

             New Jersey State Educational Facilities Authority,
             Revenue Refunding Bonds, VRDN (e):
    9,165       (Centenary College), Series A, 2.75%
                due 10/01/2033                                            9,165
    1,300       (Princeton University), Series B, 2.68%
                due 7/01/2022                                             1,300

   14,930    New Jersey State Highway Authority, Garden
             State Parkway General Revenue Refunding
             Bonds, PUTTERS, VRDN, Series 247, 2.77%
             due 1/01/2013 (b)(e)(f)                                     14,930

             New Jersey State Housing and Mortgage
             Finance Agency, S/F Housing Revenue Bonds,
             VRDN, AMT (e):
   10,000       Series Q, 2.82% due 4/01/2032                            10,000
    5,000       Series R, 2.82% due 4/01/2038                             5,000

   12,320    New Jersey State Housing and Mortgage
             Finance Agency, S/F Housing Revenue
             Refunding Bonds, VRDN, Series N, 2.75%
             due 10/01/2017 (e)                                          12,320

   15,000    New Jersey State, TRAN, Series A, 4%
             due 6/23/2006                                               15,116

             New Jersey State Transit Corporation, COP, ROCS,
             VRDN (e):
    2,675       Series II-R-3045, 2.78% due 9/15/2021 (b)                 2,675
    5,750       Series 15, 0.99% due 9/15/2009 (a)(g)                     5,750



     Face
   Amount    Municipal Bonds                                           Value

New Jersey (continued)

             New Jersey State Transportation Trust Fund Authority
             Revenue Bonds, VRDN (e):
 $ 33,700       FLOATS, Series 775D, 2.77% due 12/15/2016            $   33,700
    7,405       FLOATS, Series 963-D, 2.77% due 6/15/2025 (b)             7,405
    6,130       MERLOTS, Series A13, 2.76% due 6/15/2020 (d)              6,130
   16,615       PUTTERS, Series 332, 2.77% due 12/15/2015 (a)            16,615
    7,080       ROCS, Series II-R-4040, 2.78% due 6/15/2022 (c)           7,080

             New Jersey State Transportation Trust Fund
             Authority, Revenue Refunding Bonds, FLOATS,
             VRDN (c)(e):
    3,845       Series 1102, 2.77% due 12/15/2017                         3,845
    2,995       Series 1117, 2.77% due 12/15/2016                         2,995

             New Jersey State Turnpike Authority, Turnpike
             Revenue Bonds (c)(e):
   16,160       GO, Refunding, ROCS, Series II-R-4032,
                2.78% due 1/01/2021                                      16,160
    5,000       VRDN, Series C-1, 2.73% due 1/01/2024                     5,000
   41,100       VRDN, Series C-2, 2.73% due 1/01/2024                    41,100

             New Jersey State Turnpike Authority, Turnpike
             Revenue Refunding Bonds, VRDN (e):
   32,100       Series D, 2.71% due 1/01/2018 (b)                        32,100
    3,775       Series K, 2.69% due 12/31/2012 (c)                        3,775

    5,425    North Bergen Township, New Jersey, Municipal
             Utilities Authority, Sewer Revenue Subordinated
             Project Notes, 3.50% due 2/06/2006                           5,445

    3,328    North Plainfield, New Jersey, GO, BAN, 3.75%
             due 6/27/2006                                                3,353

   20,000    Passaic County, New Jersey, GO, Refunding, BAN,
             3.75% due 6/09/2006                                         20,121

    3,150    Passaic County, New Jersey, Utilities Authority, Solid
             Waste System, Revenue Refunding Bonds, Series A,
             3.25% due 2/27/2006                                          3,160

   14,590    Port Authority of New York and New Jersey, CP,
             2.71% due 10/07/2005                                        14,590

    1,760    Port Authority of New York and New Jersey,
             PUTTERS, VRDN, AMT, Series 1089, 2.83%
             due 9/01/2013 (e)(i)                                         1,760

             Port Authority of New York and New Jersey, Special
             Obligation Revenue Refunding Bonds (Versatile
             Structure Obligation), VRDN (e):
   89,300       AMT, Series 1R, 2.88% due 8/01/2028                      89,300
      600       AMT, Series 4, 2.74% due 4/01/2024                          600
    2,100       Series 3, 2.82% due 6/01/2020                             2,100



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments (concluded)                              (In Thousands)


CMA New Jersey Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

New Jersey (concluded)

 $  7,300    Salem County, New Jersey, Industrial Pollution
             Control Financing Authority Revenue Bonds (E.I. du
             Pont de Nemours), VRDN, 2.60% due 3/01/2012 (e)         $    7,300

    2,693    South Bound Brook, New Jersey, GO, BAN, 4.25%
             due 9/22/2006                                                2,724

    5,960    University of Medicine and Dentistry, New Jersey,
             COP, ROCS, VRDN, Series II-R-6510, 2.78% due
             6/15/2024 (d)(e)                                             5,960

    3,600    West Deptford Township, New Jersey, TAN, 3.75%
             due 2/28/2006                                                3,615

    8,595    Woodbridge Township, New Jersey, GO, BAN, 3.75%
             due 7/07/2006                                                8,666



     Face
   Amount    Municipal Bonds                                           Value

Puerto Rico--2.4%

             Puerto Rico Government Development Bank, CP:
 $  2,615       3.05% due 10/07/2005                                 $    2,615
    5,644       3.05% due 10/14/2005                                      5,644
    2,853       3.05% due 11/10/2005                                      2,853
    2,915       3.05% due 11/14/2005                                      2,915
    5,000       3.05% due 11/22/2005                                      5,000

    5,385    Puerto Rico Public Finance Corporation, FLOATS,
             VRDN, Series 705D, 2.73% due 8/01/2027 (a)(e)                5,385

Total Investments
(Cost--$996,542*)--99.5%                                                996,542
Other Assets Less Liabilities--0.5%                                       4,536
                                                                     ----------
Net Assets--100.0%                                                   $1,001,078
                                                                     ==========


(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) MBIA Insured.

(e) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(f) Escrowed to maturity.

(g) Prerefunded.

(h) Radian Insured.

(i) CIFG Insured.

  * Cost for federal income tax purposes.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments                                          (In Thousands)


CMA New York Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

New York--95.7%

             ABN AMRO Munitops Certificates Trust, New York,
             Revenue Refunding Bonds, VRDN (k):
 $ 23,340       Series 2002-10, 2.76% due 11/15/2010 (d)             $   23,340
    9,965       Series 2004-24, 2.76% due 7/01/2012 (e)                   9,965

   10,000    Albany, New York, City School District, GO, BAN,
             Series B, 4% due 6/30/2006                                  10,095

    2,500    Albany, New York, IDA, IDR, Refunding
             (Albany Ventures Inc. Project), VRDN, 2.82%
             due 12/29/2010 (k)                                           2,500

             Allegany County, New York, GO, BAN:
    2,666       4% due 4/27/2006                                          2,685
    5,366       4% due 9/27/2006                                          5,420

    9,828    Binghamton, New York, GO, BAN, 4%
             due 9/22/2006                                                9,931

    8,000    Brasher Falls, New York, Central School District,
             BAN, 3.75% due 7/07/2006                                     8,055

    2,310    Cattaraugus County, New York, Development Agency,
             IDR (Gowanda Electronics Corporation), VRDN, AMT,
             Series A, 2.89% due 9/01/2021 (k)                            2,310

    4,000    Chautauqua County, New York, GO, TAN, 4%
             due 7/28/2006                                                4,037

    2,500    Chittenango, New York, Central School District, GO,
             RAN, 3% due 12/16/2005                                       2,502

    7,000    Clarence, New York, Central School District, TAN,
             3.75% due 6/29/2006                                          7,051

    4,043    Clayton, New York, GO, BAN, 3% due 10/01/2005                4,043

    5,000    Commack, New York, Union Free School District, GO,
             BAN, 3% due 11/18/2005                                       5,006

    3,500    Dutchess County, New York, IDA, Civic Facility
             Revenue Bonds (Trinity-Pawling School
             Corporation), VRDN, 2.78%
             due 10/01/2032 (k)                                           3,500

             Eagle Tax-Exempt Trust, Metropolitan Transportation
             Authority, New York, Revenue Bonds, VRDN,
             Class A (k):
    5,000       Series 2003-0051, 2.78% due 11/15/2032 (b)                5,000
   25,000       Series 2005-0061, 2.78% due 11/15/2024 (a)               25,000

             Eagle Tax-Exempt Trust, New York, VRDN (k):
   10,145       Series 2001-323, 2.78% due 4/01/2015                     10,145
   24,500       Series 983201, 2.78% due 4/01/2017                       24,500

    7,730    Eagle Tax-Exempt Trust, Revenue Refunding Bonds,
             VRDN, Series 2002-6003, Class A, 2.78%
             due 11/15/2032 (d)(k)                                        7,730

    6,000    Eagle Tax-Exempt Trust, Triborough Bridge and
             Tunnel Authority, New York, Revenue Bonds,
             VRDN, Series 2003-0004, Class A, 2.78%
             due 11/15/2032 (b)(k)                                        6,000



     Face
   Amount    Municipal Bonds                                           Value

New York (continued)

 $  6,000    East Hampton Township, New York, GO, BAN,
             Series B, 3.50% due 6/01/2006                           $    6,029

    5,170    East Moriches, New York, Union Free School
             District, GO, TAN, 3.75% due 6/22/2006                       5,207

             Elmont, New York, Union Free School District,
             GO, TAN:
    5,200       3.50% due 6/29/2006                                       5,229
    2,000       3.75% due 6/29/2006                                       2,015

             Erie County, New York, IDA, Civic Facility Revenue
             Bonds, VRDN (k):
    3,900       (Child and Family Services of Erie County),
                2.82% due 6/01/2022                                       3,900
    1,460       (Claddagh Commission Inc. Project), 2.82%
                due 12/01/2015                                            1,460

             Gloversville, New York, City School District, GO, BAN:
    3,200       4% due 9/28/2006                                          3,232
    7,310       Series A, 3.50% due 3/24/2006                             7,338

    8,000    Greenlawn, New York, Harborfields Central School
             District, GO, TAN, 4% due 6/29/2006                          8,067

      425    Greenport, New York, Union Free School District, GO,
             TAN, 4% due 6/28/2006                                          429

    2,460    Guilderland, New York, IDA, Civic Facility, Revenue
             Bonds (West Turnpike), VRDN, Series A, 2.82%
             due 4/01/2020 (k)                                            2,460

    4,328    Hampton Bays, New York, Union Free School District,
             GO, BAN, 4% due 9/22/2006                                    4,373

    2,930    Hempstead Town, New York, GO, Refunding,
             Series A, 3.50% due 2/15/2006                                2,939

    5,500    Huntington, New York, Union Free School District,
             GO, TAN, 4% due 6/29/2006                                    5,546

    5,448    Irvington, New York, GO, BAN, 4% due 6/30/2006               5,488

   16,000    Islip, New York, IDA, Industrial Revenue Bonds
             (Bayshore LLC Project), VRDN, AMT, 2.80%
             due 12/01/2029 (k)                                          16,000

    1,721    Ithaca City, New York, GO, BAN, 4% due 8/04/2006             1,736

   16,820    Long Island Power Authority, New York, Electric
             System General Revenue Bonds, VRDN, Series E,
             2.70% due 12/01/2029 (d)(k)                                 16,820

             Long Island Power Authority, New York, Electric
             System Revenue Bonds, VRDN (k):
   29,890       FLOATS, Series 822-D, 2.76% due 9/01/2029 (f)            29,890
   11,200       Series H, 2.75% due 12/01/2029 (d)                       11,200
   40,000       Sub-Series 3A, 2.74% due 5/01/2033                       40,000

   20,876    Long Island Power Authority, New York, Electric
             System Revenue Refunding Bonds, FLOATS, VRDN,
             Series 339, 2.76% due 12/01/2026 (e)(k)                     20,876

   15,000    Mattituck-Cutchogue, New York, Union Free School
             District, GO, BAN, Series B, 4% due 7/27/2006               15,143



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments (continued)                              (In Thousands)


CMA New York Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

New York (continued)

             Metropolitan Transportation Authority, New York,
             Dedicated Tax Fund, Revenue Refunding Bonds,
             VRDN (d)(k):
 $ 10,600       FLOATS, Series 639, 2.78% due 11/15/2010             $   10,600
   22,400       Series B, 2.74% due 11/01/2022                           22,400

             Metropolitan Transportation Authority, New York,
             GO, VRDN (k):
   20,000       Sub-Series A-1, 2.72% due 11/01/2034 (f)                 20,000
   14,600       Sub-Series A-3, 2.72% due 11/01/2034 (i)                 14,600

             Metropolitan Transportation Authority, New York,
             Revenue Bonds, VRDN (k):
   20,000       FLOATS, Series 848-D, 2.76%
                due 11/15/2021 (b)                                       20,000
    9,785       MERLOTS, Series A12, 2.70%
                due 6/07/2006 (d)                                         9,785
    8,010       PUTTERS, Series 816, 2.78%
                due 5/15/2013 (a)                                         8,010

             Metropolitan Transportation Authority, New York,
             Revenue Refunding Bonds, VRDN (k):
   38,790       MERLOTS, Series A52, 2.76%
                due 11/15/2022 (b)                                       38,790
    8,460       MERLOTS, Series B25, 2.76%
                due 11/15/2025 (b)                                        8,460
    2,400       Series D-1, 2.72% due 11/01/2029 (d)                      2,400
    7,845       Series D-2, 2.72% due 11/01/2032 (d)                      7,845

    9,725    Metropolitan Transportation Authority, New York,
             Service Contract Revenue Bonds, MERLOTS, VRDN,
             Series A-43, 2.76% due 1/01/2010 (b)(k)                      9,725

    5,810    Milo, New York, Sewer System Improvements, GO,
             Refunding, BAN, 3.25% due 11/23/2005                         5,819

    1,700    Monroe County, New York, IDA, Civic Facility
             Revenue Refunding Bonds (Al Sigl Center for
             Rehabilitation Agencies, Inc. Project), VRDN, 2.85%
             due 12/01/2034 (k)                                           1,700

    1,155    Monroe County, New York, IDA, Revenue Bonds
             (Coopervision Project), VRDN, 2.89%
             due 1/01/2012 (k)                                            1,155

    5,521    Monticello, New York, Central School District, GO,
             BAN, 4% due 7/28/2006                                        5,570

   12,500    Nassau County, New York, IDA, Revenue Bonds
             (Clinton Plaza Senior Housing Project), VRDN, 2.75%
             due 9/01/2034 (k)                                           12,500

   10,000    New York City, New York, City Housing Development
             Corporation, M/F Mortgage Revenue Bonds
             (Gold Street Project), VRDN, Series A, 2.77%
             due 1/01/2037 (k)                                           10,000

   19,510    New York City, New York, City Housing Development
             Corporation, M/F Mortgage Revenue Refunding
             Bonds (The Crest Project), VRDN, Series A, 2.75%
             due 12/01/2036 (k)                                          19,510



     Face
   Amount    Municipal Bonds                                           Value

New York (continued)

             New York City, New York, City Housing Development
             Corporation, M/F Rental Housing Revenue Bonds,
             Series A, VRDN (k):
 $  3,300       (Armory Place LLC), AMT, 2.76%
                due 3/15/2033 (c)                                    $    3,300
    8,100       (Brittany Development), AMT, 2.76%
                due 6/15/2029 (c)                                         8,100
   17,450       (Carnegie Park), 2.75% due 11/15/2019 (c)                17,450
   20,800       (Lyric Development), AMT, 2.76%
                due 11/15/2031 (c)                                       20,800
    3,700       (Monterey), 2.75% due 11/15/2019 (c)                      3,700
   10,000       (One Columbus Place Development), AMT,
                2.76% due 11/15/2028 (c)                                 10,000
   29,800       (Tribeca Towers), AMT, 2.80% due 11/15/2019 (c)          29,800
   18,600       (West 43rd Street Development), AMT, 2.76%
                due 4/15/2029 (c)                                        18,600
   35,400       (West 89th Street Development), AMT, 2.80%
                due 11/15/2029                                           35,400

             New York City, New York, City IDA, Civic Facility
             Revenue Bonds, VRDN (k):
    3,200       (Allen-Stevenson School Project), 2.80%
                due 12/01/2034                                            3,200
    2,495       (Federation of French Alliances in the United
                States Project), 2.85% due 2/01/2035                      2,495
    1,600       (Hewitt School Project), 2.80% due 12/01/2034             1,600

    6,380    New York City, New York, City IDA, Civic Facility
             Revenue Refunding Bonds (Brooklyn Heights
             Montessori School Project), VRDN, 2.75%
             due 1/01/2027 (k)                                            6,380

    2,400    New York City, New York, City IDA, IDR (DXB
             Videotape Inc. Project), VRDN, AMT, 4%
             due 6/30/2017 (k)                                            2,400

   25,000    New York City, New York, City IDA, Liberty Revenue
             Bonds (FC Hanson Office Associates LLC Project),
             VRDN, 2.72% due 12/01/2039 (k)                              25,000

    9,000    New York City, New York, City IDA, Special Facility
             Revenue Bonds (Air Express International Corporation
             Project), VRDN, AMT, 2.77% due 7/01/2024 (k)                 9,000

             New York City, New York, City Municipal Water
             Finance Authority, CP:
   29,000       2.74% due 12/22/2005                                     29,000
    2,000       2.77% due 12/22/2005                                      2,000

   29,100    New York City, New York, City Municipal Water
             Finance Authority, Water and Sewer System
             Revenue Bonds, MSTR, VRDN, SGB-25, 2.01%
             due 6/15/2007 (e)(h)(k)                                     29,100

             New York City, New York, City Municipal Water
             Finance Authority, Water and Sewer System Revenue
             Refunding Bonds, VRDN (k):
   51,530       MSTR, Series SGB-27, 2.78% due 6/15/2024 (d)             51,530
   15,270       PUTTERS, Series 622, 2.78% due 6/15/2012 (a)             15,270
   33,080       Series F-2, 2.78% due 6/15/2033                          33,080



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments (continued)                              (In Thousands)


CMA New York Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

New York (continued)

             New York City, New York, City Transitional Finance
             Authority Revenue Bonds, VRDN (k):
 $ 14,835       FLOATS, Series 536, 2.76% due 5/01/2015 (e)          $   14,835
   16,215       Future Tax Secured, Series A-2, 2.74%
                due 11/15/2027                                           16,215
   29,355       (New York City Recovery), Series I, Sub-Series 1A,
                2.74% due 11/01/2022                                     29,355
    1,000       (New York City Recovery), Series I, Sub-Series 1C,
                2.73% due 11/01/2022                                      1,000
    3,780       ROCS, Series II-R-2054, 2.80% due 2/01/2020 (e)           3,780
   10,400       Sub-Series 2A, 2.80% due 11/01/2022                      10,400

             New York City, New York, GO, VRDN (k):
    9,540       MERLOTS, Series A36, 2.22% due 6/07/2006 (a)              9,540
    5,000       MSTR, SGB-36, 2.75% due 6/01/2022 (a)                     5,000
   27,955       PUTTERS, Series 865, 2.78% due 4/01/2013 (a)(d)          27,955
   20,000       ROCS, Series II-R-251A, 2.82% due 12/15/2019             20,000
    5,500       ROCS, Series II-R-4563, 2.78% due 8/01/2022 (f)           5,500

             New York City, New York, GO, Refunding, VRDN (k):
   12,030       MERLOTS, Series A32, 2.76%
                due 8/01/2011 (d)                                        12,030
    7,075       PUTTERS, Series 914, 2.78%
                due 2/01/2013 (b)                                         7,075
   13,815       Sub-Series C-2, 2.74% due 8/01/2020                      13,815
   13,000       Sub-Series C-3, 2.72% due 8/01/2020 (f)                  13,000
   14,400       Sub-Series C-4, 2.75% due 8/01/2020                      14,400
   28,000       Sub-Series C-5, 2.73% due 8/01/2020                      28,000
   10,000       Sub-Series G-3, 2.73% due 8/01/2014                      10,000

             New York City, New York, GO, VRDN (k):
    1,300       Series B, Sub-Series B-5, 2.72%
                due 8/15/2022 (e)                                         1,300
    6,860       Series F-4, 2.74% due 2/15/2020                           6,860
    4,200       Series F-5, 2.74% due 2/15/2016                           4,200
    3,850       Series J, Sub-Series J-2, 2.76% due 2/15/2016             3,850
    2,800       Sub-Series A-3, 2.74% due 8/01/2031                       2,800
    2,900       Sub-Series A-4, 2.70% due 8/01/2022                       2,900
   14,700       Sub-Series A-6, 2.71% due 8/01/2031                      14,700
    5,000       Sub-Series C-3, 2.66% due 8/15/2029                       5,000
   11,000       Sub-Series E-3, 2.75% due 8/01/2034                      11,000
   16,370       Sub-Series H-6, 2.74% due 3/01/2034                      16,370

   16,071    New York State Commander of General Services
             Revenue Bonds (People of the State of New York),
             VRDN, 2.77% due 9/01/2021 (k)                               16,071

             New York State Dormitory Authority, Mental Health
             Services Revenue Bonds, VRDN (k):
   30,000       Sub-Series D-2G, 2.72% due 2/15/2031                     30,000
   15,000       Sub-Series D-2H, 2.72% due 2/15/2031                     15,000

             New York State Dormitory Authority, Revenue Bonds,
             VRDN (k):
    6,900       FLOATS, Series 894, 2.76% due 7/01/2027 (e)               6,900
    1,470       MERLOTS, Series A35, 2.76% due 8/01/2023(e)(g)            1,470
    7,160       MERLOTS, Series B30, 2.76% due 3/15/2027 (b)              7,160
    6,655       (Pratt Institute), 2.80% due 7/01/2034 (j)                6,655
    5,900       (Teresian Housing Corporation), 2.72%
                due 7/01/2033                                             5,900



     Face
   Amount    Municipal Bonds                                           Value

New York (continued)

 $ 20,000    New York State Dormitory Authority, Revenue
             Refunding Bonds, MERLOTS, VRDN Series A-09,
             2.78% due 5/15/2031 (a)(k)                              $   20,000

    3,000    New York State Energy Research and Development
             Authority, Facilities Revenue Bonds (Consolidated
             Edison Company of New York, Inc. Project),
             Sub-Series C-3, VRDN, AMT, 2.81%
             due 11/01/2039 (k)                                           3,000

   16,500    New York State, GO, VRDN, Series G, 2.95%
             due 8/03/2006 (k)                                           16,500

             New York State, HFA, Housing Revenue Bonds, VRDN,
             Series A (k):
   20,000       (100 Maiden Lane Project), 2.75%
                due 11/01/2037                                           20,000
   38,550       (West 43rd Street), AMT, 2.76% due 11/01/2034            38,550

    4,945    New York State, HFA, M/F Housing Revenue Bonds,
             VRDN, Series A, 2.77% due 11/01/2028 (a)(k)                  4,945

    5,600    New York State, HFA, M/F Revenue Bonds (Kew
             Gardens Hills), VRDN, AMT, Series A, 2.80%
             due 5/15/2036 (c)(k)                                         5,600

             New York State, HFA, Revenue Bonds, VRDN, AMT (k):
    6,400       (1500 Lexington Associates LLC), Series A,
                2.80% due 5/15/2034 (c)                                   6,400
   28,600       (1501 Lexington Associates LP), Series A, 2.80%
                due 5/15/2032 (c)                                        28,600
   10,545       (Biltmore Tower Project), Series A, 2.81%
                due 5/15/2034 (c)                                        10,545
   20,000       (Chelsea Apartments), Series A, 2.80%
                due 11/15/2036 (c)                                       20,000
   12,000       (Gethsemane Apartments), Series A, 2.79%
                due 5/15/2033 (c)                                        12,000
   21,000       (Helena Housing), Series A, 2.80%
                due 11/01/2036                                           21,000
   13,000       (Talleyrand Crescent), 2.76% due 5/15/2028 (c)           13,000
   54,400       (Tribeca), Series A, 2.80% due 11/15/2029 (c)            54,400
   32,600       (Tribeca Pointe LLC), Series A, 2.78%
                due 5/15/2029 (c)                                        32,600
   10,800       (Victory Housing), Series A, 2.78%
                due 11/01/2033                                           10,800

             New York State, HFA, Service Contract Revenue
             Refunding Bonds, VRDN (k):
    7,500       Series C, 2.74% due 3/15/2026                             7,500
   19,300       Series D, 2.74% due 3/15/2026                            19,300

       83    New York State Local Government Assistance
             Corporation Revenue Bonds, VRDN, Series B, 2.68%
             due 4/01/2025 (k)                                               83

             New York State Thruway Authority, Highway and
             Bridge Trust Fund, Revenue Refunding Bonds,
             VRDN (a)(k):
   10,000       PUTTERS, Series 1047, 2.78% due 4/01/2013                10,000
    4,545       ROCS, Series II-R-5012, 2.78% due 4/01/2019               4,545



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments (continued)                              (In Thousands)


CMA New York Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

New York (continued)

 $  8,155    New York State Thruway Authority, Highway and
             Bridge Trust Fund, Second General Revenue
             Bonds, PUTTERS, VRDN, Series 405, 2.78%
             due 10/01/2011 (e)(k)                                   $    8,155

    8,480    New York State Urban Development Corporation
             Revenue Bonds, MERLOTS, VRDN, Series A01,
             2.76% due 3/15/2015 (b)(k)                                   8,480

             Newark Valley, New York, Central School District,
             GO, BAN:
    4,000       Series B, 3.75% due 6/29/2006                             4,029
   14,695       Series C, 4% due 6/29/2006                               14,794

    2,075    Onondaga County, New York, IDA, IDR (Peregrine
             International LLC Project), VRDN, AMT, 2.77%
             due 5/01/2022 (k)                                            2,075

   13,400    Onondaga County, New York, IDA, Solid Waste
             Disposal Facility Revenue Refunding Bonds
             (Solvay Paperboard Project), VRDN, AMT, 2.80%
             due 7/01/2023 (k)                                           13,400

    3,400    Ontario County, New York, IDA, Civic Facility Revenue
             Bonds (Friends of the Finger Lakes Performing Arts
             Center, Inc. Project), VRDN, Series A, 2.80%
             due 12/01/2036 (k)                                           3,400

    2,500    Ossining, New York, Union Free School District, GO,
             BAN, 3.25% due 12/16/2005                                    2,503

    1,760    Oswego County, New York, IDA, Civic Facility
             Revenue Bonds (O H Properties Inc. Project), VRDN,
             Series A, 2.85% due 6/01/2024 (k)                            1,760

    2,990    Port Authority of New York and New Jersey Revenue
             Bonds, PUTTERS, VRDN, AMT, Series 1095, 2.82%
             due 9/01/2013 (f)(k)                                         2,990

             Port Authority of New York and New Jersey, Special
             Obligation Revenue Refunding Bonds (Versatile
             Structure Obligation), VRDN, AMT (k):
    2,700       Series 1R, 2.77% due 8/01/2028                            2,700
      300       Series 4, 2.74% due 4/01/2024                               300

   26,940    Poughkeepsie, New York, City School District, GO,
             BAN, 3.50% due 5/05/2006                                    27,054

    3,560    Putnam County, New York, IDA, Revenue Bonds
             (Dynacept Corporation Project), VRDN, AMT, 2.80%
             due 1/01/2021 (k)                                            3,560

    9,850    Putnam Valley, New York, Central School District, GO,
             BAN, 3.50% due 6/30/2006                                     9,902

             Rockland County, New York, IDA, Civic Facility
             Revenue Bonds (Dominican College Project), VRDN (k):
    6,855       Series A, 2.78% due 7/01/2035                             6,855
    3,060       Series B, 2.78% due 7/01/2035                             3,060



     Face
   Amount    Municipal Bonds                                           Value

New York (continued)

 $  9,800    Rockland County, New York, IDA, Revenue Bonds
             (Dominican College Project), VRDN, Series A, 2.78%
             due 5/01/2034 (k)                                       $    9,800

             Rome, New York, City School District, GO:
    3,500       BAN, 4% due 7/28/2006                                     3,531
   10,000       RAN, 3.50% due 6/23/2006                                 10,041

    8,000    Schenectady, New York, City School District, GO, RAN,
             3.75% due 7/06/2006                                          8,055

    5,000    Shenendehowa Central School District of Clifton Park,
             New York, GO, RAN, 3% due 6/22/2006                          5,005

    3,000    South Country Central School District of Brookhaven,
             New York, TAN, 3.75% due 6/23/2006                           3,020

      500    South Glens Falls, New York, Central School District,
             GO, RAN, 3.50% due 6/16/2006                                   502

    3,250    South Orangetown, New York, Central School District,
             TAN, 3.75% due 6/30/2006                                     3,274

    8,600    Southampton Township, New York, GO, BAN, 3.50%
             due 4/13/2006                                                8,637

    2,435    Suffolk County, New York, GO, Series A, 3%
             due 2/01/2006 (e)                                            2,437

    4,920    Suffolk County, New York, IDA, Solid Waste
             Disposal Facility Revenue Refunding Bonds
             (Ogden Martin Systems), ROCS, AMT, 3%
             due 10/01/2006 (a)(k)                                        4,920

    8,405    Sullivan County, New York, GO, Refunding, BAN,
             4% due 9/07/2006                                             8,479

    2,874    Ticonderoga, New York, Central School District, GO,
             BAN, Series B, 4% due 7/14/2006                              2,900

             Tobacco Settlement Financing Corporation of New
             York Revenue Bonds (a)(k):
    7,475       PUTTERS, VRDN, Series 648, 2.78%
                due 6/01/2011                                             7,475
    2,930       ROCS, Series II-R-2034, 2.79% due 6/01/2020               2,930
    8,020       ROCS, Series II-R-4508, 2.79% due 6/01/2021               8,020

    7,000    Triborough Bridge and Tunnel Authority, New York,
             General Purpose Revenue Bonds, VRDN, Series A,
             2.74% due 11/01/2035 (k)                                     7,000

             Triborough Bridge and Tunnel Authority, New York,
             General Purpose Revenue Refunding Bonds,
             VRDN (a)(k):
    3,900       Series B, 2.73% due 1/01/2032                             3,900
    7,100       Series C, 2.73% due 1/01/2032                             7,100

             Triborough Bridge and Tunnel Authority, New York,
             Revenue Bonds, VRDN (a)(k):
    9,500       MERLOTS, Series B28, 2.76% due 11/15/2026                 9,500
    7,055       PUTTERS, Series 342, 2.78% due 11/15/2020                 7,055
    2,050       ROCS, Series II-R-2013, 2.78% due 11/15/2021              2,050



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments (concluded)                              (In Thousands)


CMA New York Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

New York (concluded)

             Triborough Bridge and Tunnel Authority, New York,
             Revenue Refunding Bonds, VRDN (e)(k):
 $ 12,893       FLOATS, Series 839, 2.76% due 11/15/2019             $   12,892
    9,940       MERLOTS, Series B03, 2.76% due 11/15/2020                 9,940
   14,480       MERLOTS, Series B13, 2.76% due 11/15/2021                14,480
   14,100       PUTTERS, Series 304, 2.78% due 11/15/2018                14,100
    5,330       ROCS, Series II-R-1032, 2.78% due 11/15/2021              5,330

    1,625    Triborough Bridge and Tunnel Authority, New York,
             Special Obligation Revenue Refunding Bonds, VRDN,
             Series C, 2.73% due 1/01/2031 (d)(k)                         1,625

             Wappinger, New York, GO, BAN:
    3,635       3.50% due 4/28/2006                                       3,650
    1,425       4% due 8/10/2006                                          1,438

    4,500    Westchester County, New York, IDA, Civic Facility
             Revenue Refunding Bonds (Northern Westchester
             Hospital), VRDN, 2.78% due 11/01/2024 (k)                    4,500
             William Floyd Union Free School District,
             Mastics-Moriches-Shirley, GO:
    3,000       BAN, 3.75% due 6/27/2006                                  3,022
    2,000       TAN, 3.75% due 6/27/2006                                  2,014

    1,400    Williamson, New York, Central School District, GO,
             BAN, 4.25% due 8/18/2006                                     1,414

    1,500    Yonkers, New York, IDA, Revenue Bonds, MERLOTS,
             Series A01, 2.81% due 7/01/2042 (k)                          1,500

    3,955    Yorktown, New York, Central School District, GO,
             BAN, 4% due 7/12/2006                                        3,991



     Face
   Amount    Municipal Bonds                                           Value

Puerto Rico--4.1%

 $  2,400    Municipal Securities Trust Certificates, Puerto Rico,
             GO, VRDN, Series 2002-199, Class A, 2.73%
             due 1/25/2016 (e)(k)                                    $    2,400

    4,695    Municipal Securities Trust Certificates, Puerto Rico,
             Revenue Bonds, VRDN, Series 2000-107, Class A,
             2.73% due 5/19/2009 (d)(k)                                   4,695

             Puerto Rico Government Development Bank, CP:
   16,865       3.05% due 10/07/2005                                     16,865
    7,000       3.05% due 10/13/2005                                      7,000
    9,201       3.05% due 10/14/2005                                      9,201
    3,062       3.05% due 11/08/2005                                      3,062
    2,900       3.05% due 11/10/2005                                      2,900
    2,915       3.05% due 11/14/2005                                      2,915
    2,890       3.05% due 11/17/2005                                      2,890
    5,764       3.05% due 11/22/2005                                      5,764

   12,718    Puerto Rico Public Buildings Authority Revenue
             Refunding Bonds, FLOATS, VRDN, Series 747D,
             2.73% due 7/01/2017 (f)(k)                                  12,718

             Puerto Rico Public Finance Corporation Revenue
             Bonds, FLOATS, VRDN (f)(k):
   14,128       Series 911, 2.73% due 8/01/2026                          14,128
    3,448       Series 919, 2.73% due 8/01/2026                           3,448

Total Investments
(Cost--$2,148,200*)--99.8%                                            2,148,200
Other Assets Less Liabilities--0.2%                                       4,121
                                                                     ----------
Net Assets--100.0%                                                   $2,152,321
                                                                     ==========


(a) AMBAC Insured.

(b) FGIC Insured.

(c) FNMA Collateralized.

(d) FSA Insured.

(e) MBIA Insured.

(f) CIFG Insured.

(g) FHA Insured.

(h) Prerefunded.

(i) XL Capital Insured.

(j) Radian Insured.

(k) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

  * Cost for federal income tax purposes.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments                                          (In Thousands)


CMA North Carolina Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

North Carolina--94.0%

 $  1,600    Alamance County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority, IDR
             (Millender Project), VRDN, AMT, 2.85%
             due 12/01/2020 (a)                                      $    1,600

    2,200    Ashe County, North Carolina, Industrial Facilities and
             Pollution Control Financing Authority, Industrial
             Revenue Bonds (Oldham Saw Inc. Project), VRDN,
             AMT, 2.80% due 5/01/2014 (a)                                 2,200

    4,500    Boiling Springs Lakes, North Carolina, GO, BAN,
             3.50% due 11/16/2005                                         4,507

    1,500    Buncombe County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority, Revenue
             Refunding Bonds (Industrial Development Alliance),
             VRDN, AMT, 3% due 8/01/2009 (a)                              1,500

    6,600    Cabarrus County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority, Industrial
             Revenue Bonds (S&D Coffee Inc. Project), VRDN, AMT,
             2.80% due 9/01/2011 (a)                                      6,600

    2,370    Eagle Tax-Exempt Trust, North Carolina State, GO,
             VRDN, Series 2005-1001, Class A, 2.79%
             due 3/01/2023 (a)                                            2,370

    1,440    Gaston County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority, IDR
             (Marlatex Corporation Project), VRDN, AMT, 2.90%
             due 6/01/2015 (a)                                            1,440

      270    Granville County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority, Industrial
             Revenue Bonds (Lace Lastics Company Inc. Project),
             VRDN, AMT, 2.90% due 10/01/2005 (a)                            270

             Guilford County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority, IDR,
             VRDN, AMT (a):
    2,800       (High Point Textiles Auxiliaries), Refunding,
                2.85% due 6/01/2012                                       2,800
    3,300       (Nat Sherman Building LLC), 2.95%
                due 3/01/2022                                             3,300
      800       (Neal Manufacturing), 2.80% due 11/01/2013                  800
    1,900       (Ornamental Products), 2.80% due 12/01/2014               1,900
    2,400       (Snider Tire Inc.), 2.85% due 10/01/2019                  2,400

   15,715    Halifax County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority Revenue
             Bonds, Exempt Facilities (Westmoreland), VRDN,
             2.78% due 12/01/2019 (a)                                    15,715

      900    Harnett County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority, IDR
             (Edwards Brothers Inc. Project), VRDN, AMT, 2.85%
             due 1/01/2007 (a)                                              900

    6,000    Hertford County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority, IDR
             (Easco Corporation Project), VRDN, AMT, 2.90%
             due 11/01/2013 (a)                                           6,000

      947    High Point, North Carolina, Combined Enterprise
             System Revenue Bonds, FLOATS, VRDN, Series 998,
             2.78% due 11/01/2031 (a)(f)                                    947



     Face
   Amount    Municipal Bonds                                           Value

North Carolina (continued)

 $  4,095    Lee County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority, IDR
             (Lee Central LLC Project), VRDN, AMT, 2.85%
             due 12/01/2023 (a)                                      $    4,095

    2,175    Lincoln County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority, IDR
             (Packaging NC Project), VRDN, 2.86%
             due 10/01/2013 (a)                                           2,175

    9,000    Martin County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority, IDR
             (Penco Products Project), VRDN, AMT, 2.90%
             due 9/01/2022 (a)                                            9,000

    5,830    Martin County, North Carolina, Water and Sewer
             District No. 2, BAN, 3.40% due 11/09/2005                    5,834

             Mecklenburg County, North Carolina, Industrial
             Facilities and Pollution Control Financing Authority,
             Industrial Revenue Bonds, VRDN, AMT (a):
      600       (Ferguson Supply and Box Manufacturing),
                2.87% due 8/01/2010                                         600
    4,850       (Southern Steel Company LLC Project), 2.80%
                due 3/02/2015                                             4,850

    3,740    Mecklenburg County, North Carolina, M/F Housing
             Revenue Bonds (Sycamore Green Apartments), VRDN,
             2.80% due 1/01/2022 (a)                                      3,740

   14,115    Municipal Securities Trust Certificates, GO, VRDN,
             Series 138, Class A, 2.79% due 3/16/2015 (a)                14,115

      949    Newland, North Carolina, BAN, 4.50%
             due 9/20/2006                                                  963

    2,800    North Carolina Agriculture Finance Authority,
             Agriculture Development Revenue Bonds
             (Albemarle Cotton Growers), VRDN, AMT, 2.85%
             due 7/01/2014 (a)                                            2,800

    7,410    North Carolina Agriculture Finance Authority,
             Agriculture Development Revenue Refunding Bonds
             (Harvey Fertilizer and Gas Project), VRDN, AMT,
             2.85% due 6/01/2016 (a)                                      7,410

             North Carolina Eastern Municipal Power Agency,
             Power System Revenue Refunding Bonds, VRDN (a)(b):
    2,307       MERLOTS, Series 955-D, 2.78% due 1/01/2018                2,307
    3,415       Series G, 2.78% due 1/01/2018                             3,415

    7,800    North Carolina HFA, Home Ownership Revenue Bonds,
             VRDN, AMT, Series 18-C, 2.83% due 1/01/2035 (a)              7,800

    3,450    North Carolina Medical Care Commission Revenue
             Bonds, ROCS, VRDN, Series II-R-296, 2.79%
             due 9/01/2033 (a)(d)(g)                                      3,450

    1,000    North Carolina Medical Care Commission, Health
             Care Facilities, First Mortgage Revenue Refunding
             Bonds (Carol Woods Project), VRDN, 2.90%
             due 4/01/2031 (a)(e)                                         1,000

    4,325    North Carolina Medical Care Commission, Retirement
             Facilities Revenue Refunding Bonds (Aldersgate
             Project), VRDN, 2.88% due 1/01/2031 (a)                      4,325



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments (concluded)                              (In Thousands)


CMA North Carolina Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

North Carolina (continued)

 $  4,335    North Carolina Municipal Power Agency Number 1,
             Catawba Electric Revenue Bonds, ROCS, VRDN,
             Series II R-211, 2.79% due 1/01/2020 (a)(c)             $    4,335

    1,000    North Carolina State, GO, ROCS, VRDN,
             Series II-R-384, 2.70% due 3/01/2021 (a)                     1,000

      815    Piedmont Triad Airport Authority, North Carolina,
             Special Facility Revenue Bonds (Cessna Aircraft
             Company Project), VRDN, 2.80%
             due 10/01/2012 (a)                                             815

    7,110    Raleigh Durham, North Carolina, Airport Authority,
             Airport Revenue Bonds, VRDN, AMT, 2.83%
             due11/01/2017 (a)(f)                                         7,110

    5,723    Rocky Point, North Carolina, Topsoil, Water and
             Sewer, GO, BAN, Series A, 3.50% due 11/16/2005               5,732

    2,300    Rowan County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority, PCR, IDR
             (Hon Industries Project), VRDN, AMT, 2.85%
             due 4/01/2018 (a)                                            2,300

    2,000    Rutherford County, North Carolina, Industrial
             Facilities and Pollution Control Financing Authority,
             IDR (All American Homes of North Carolina), VRDN,
             AMT, 2.93% due 11/01/2011 (a)                                2,000

    1,820    Sampson County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority, IDR
             (Dubose Strapping Inc. Project), VRDN, AMT, 2.90%
             due 1/01/2012 (a)                                            1,820



     Face
   Amount    Municipal Bonds                                           Value

North Carolina (concluded)

 $  2,200    Stanley County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority, IDR
             (Patrick Industries Project), VRDN, AMT, 2.93%
             due 8/01/2010 (a)                                       $    2,200

    1,045    University of North Carolina System Pool Revenue
             Bonds, Series A, 4% due 4/01/2006 (a)(b)                     1,052

    2,860    Vance County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority, IDR
             (HH Hunt Manufacturing Facilities LLC Project),
             VRDN, 2.85% due 6/01/2015 (a)                                2,860

    1,900    Wilson County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority, IDR
             (Supreme/Murphy Truck Project), VRDN, AMT, 2.93%
             due 6/01/2015 (a)                                            1,900


Puerto Rico--4.5%

    3,500    Puerto Rico Commonwealth Infrastructure
             Financing Authority, Special Obligation Revenue
             Refunding Bonds, MERLOTS, VRDN, Series A-11,
             2.75% due 7/01/2022 (a)(f)                                   3,500

    4,400    Puerto Rico Government Development Bank, CP,
             3.05% due 10/14/2005                                         4,400

Total Investments (Cost--$174,152*)--98.5%                              174,152
Other Assets Less Liabilities--1.5%                                       2,720
                                                                     ----------
Net Assets--100.0%                                                   $  176,872
                                                                     ==========


(a) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(b) AMBAC Insured.

(c) MBIA Insured.

(d) FSA Insured.

(e) Radian Insured.

(f) FGIC Insured.

(g) FHA Insured.

  * Cost for federal income tax purposes.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments                                          (In Thousands)


CMA Ohio Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

Ohio--97.0%

             ABN AMRO Munitops Certificates Trust, Ohio, GO,
             VRDN (a):
 $ 10,820       Series 2003-34, 2.77% due 12/01/2011 (e)             $   10,820
    5,000       Series 2004-23, 2.77% due 12/01/2011 (d)                  5,000

             ABN AMRO Munitops Certificates Trust Revenue
             Bonds, Ohio, VRDN (a)(c):
    5,000       Series 2004-4, 2.77% due 6/01/2012                        5,000
    7,595       South-Western City School District,
                Series 2001-7, 2.77% due 12/01/2007                       7,595

    4,930    ABN AMRO Munitops Certificates Trust, Westerville,
             Ohio, City School District, VRDN, Series 2001-3,
             2.77% due 6/01/2009 (a)(f)                                   4,930

    1,995    Akron, Ohio, Income Tax Revenue Bonds, ROCS,
             VRDN, Series II-R-2137, 2.79% due 12/01/2020 (a)(d)          1,995

    1,835    Ashland, Ohio, Various Purpose Improvement Notes,
             GO, 4% due 5/25/2006                                         1,847

    1,100    Ashtabula County, Ohio, Hospital Facilities Revenue
             Bonds (Ashtabula County Medical Center Project),
             VRDN, 2.77% due 12/01/2007 (a)                               1,100

    1,420    Barberton, Ohio, GO, State Improvement Notes,
             1.98% due 11/17/2005                                         1,422

    2,000    Brunswick, Ohio, Storm Water Drainage System Notes,
             GO, 4.25% due 5/24/2006                                      2,016

    3,600    Bryan, Ohio, GO, BAN, 2.675% due 12/01/2005                  3,602

    8,665    Butler County, Ohio, EDR (Great Miami Valley YMCA
             Project), VRDN, 2.78% due 9/01/2020 (a)                      8,665

    3,830    Cincinnati, Ohio, City School District, GO, PUTTERS,
             VRDN, Series 315, 2.79% due 6/01/2010 (a)(e)                 3,830

             Clinton County, Ohio, Hospital Revenue Refunding
             Bonds, VRDN (a):
    4,500       (Memorial Hospital Project), Series A-1, 2.85%
                due 8/01/2022                                             4,500
    2,570       (Saint Luke's Hospital Project), 2.75%
                due 12/01/2006                                            2,570
    4,015       Series D-1, 2.85% due 12/01/2015                          4,015

    8,035    Columbus, Ohio, Regional Airport Authority,
             M/F Housing Revenue Refunding Bonds (West Bay
             Apartments Project), VRDN, AMT, 2.84%
             due 12/01/2034 (a)                                           8,035

   10,000    Columbus, Ohio, Regional Airport Authority, Senior
             Capital Funding Revenue Bonds (Oasbo Expanded
             Asset Pooled Financing Program), VRDN, 2.77%
             due 7/01/2035 (a)                                           10,000

    4,575    Cuyahoga County, Ohio, Civic Facility Revenue Bonds
             (Fairfax Development Corporation), VRDN, 2.82%
             due 6/01/2022 (a)                                            4,575

    3,000    Cuyahoga County, Ohio, EDR (Cleveland Botanical
             Garden Project), VRDN, 2.78% due 7/01/2031 (a)               3,000

             Cuyahoga County, Ohio, Health Care Facilities
             Revenue Bonds, VRDN (a):
    4,425       (A.M. McGregor Home Project), 2.77%
                due 1/01/2034                                             4,425
    2,980       (Catholic Charities Facilities), 2.82%
                due 7/01/2012                                             2,980



     Face
   Amount    Municipal Bonds                                           Value

Ohio (continued)

 $  4,900    Cuyahoga County, Ohio, Hospital Facilities Revenue
             Bonds (Sisters of Charity Health System), VRDN,
             2.78% due 11/01/2030 (a)                                $    4,900

             Cuyahoga County, Ohio, IDR, Refunding, VRDN (a):
      820       (Curtiss Wright Project), 2.87% due 12/01/2008              820
    1,885       (Parma Care Center Inc. Project), AMT, 2.82%
                due 12/01/2011                                            1,885

             Cuyahoga County, Ohio, IDR, VRDN (a):
      310       (Athens Pastries Inc. Project), AMT, 2.89%
                due 6/03/2009                                               310
      145       (Erieview Metal Treating Project), 2.89%
                due 5/05/2010                                               145
    3,480       (King Nut Project), AMT, 2.89% due 5/01/2021              3,480

    3,600    Deerfield Township, Ohio, Tax Increment Revenue
             Bonds, Subordinated Notes, VRDN, Series A, 2.78%
             due 12/01/2022 (a)                                           3,600

    5,000    Dover, Ohio, Improvement Notes, GO, 3.50%
             due 1/12/2006                                                5,016

    2,000    Eagle Tax-Exempt Trust, Cincinnati, Ohio, City School
             District, GO, VRDN, Series 2004-34, Class A, 2.79%
             due 12/01/2031 (a)(e)                                        2,000

    4,000    Eagle Tax-Exempt Trust, Cleveland, Ohio, Water
             District, VRDN, Series 98, Class 3501, 2.79%
             due 1/01/2021 (a)                                            4,000

    2,500    Franklin County, Ohio, IDR, Refunding (Heekin Can
             Inc. Project), VRDN, 2.78% due 5/01/2007 (a)                 2,500

    3,100    Geauga County, Ohio, GO, BAN, 4% due 8/29/2006               3,127

      350    Greene County, Ohio, IDR (FC Limited/AFC Stamping),
             VRDN, AMT, 2.89% due 9/01/2016 (a)                             350

    4,800    Hamilton County, Ohio, EDR (The Contemporary Arts
             Center), VRDN, 2.77% due 11/01/2021 (a)                      4,800

    4,035    Hamilton County, Ohio, Health Care Facilities
             Revenue Bonds (Sisters of Charity Senior Care),
             VRDN, 2.83% due 8/01/2027 (a)                                4,035

    1,240    Hamilton County, Ohio, Parking System Revenue
             Bonds, VRDN, 2.76% due 12/01/2026 (a)                        1,240

    3,200    Hamilton County, Ohio, Student Housing Revenue
             Bonds (Block 3 Community Urban Redevelopment
             Corporation Project), VRDN, 2.80% due 8/01/2036 (a)          3,200

    5,965    Hancock County, Ohio, M/F Housing Revenue Bonds
             (Crystal Glen Apartments), VRDN, AMT, Series A,
             2.83% due 1/01/2031 (a)                                      5,965

    4,320    Hilliard, Ohio, School District, GO, Refunding, ROCS,
             VRDN, Series II-R-7503, 2.79% due 12/01/2023 (a)(f)          4,320

      700    Huber Heights, Ohio, IDR (Lasermike Inc. Project),
             VRDN, 2.89% due 12/01/2014 (a)                                 700

    2,715    Independence, Ohio, EDR, Refunding (Rockside
             Spectrum Building), VRDN, 2.82% due 12/01/2016 (a)           2,715

    3,650    Jackson, Ohio, Hospital Facilities, Revenue Refunding
             Bonds (Consolidated Health System-Holzer Hospital),
             VRDN, 2.79% due 10/01/2029 (a)(b)                            3,650

    2,780    Kent, Ohio, GO, BAN, 2.75% due 10/20/2005                    2,781



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments (continued)                              (In Thousands)


CMA Ohio Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

Ohio (continued)

 $  5,000    Knox County, Ohio, Hospital Facilities Revenue
             Bonds (Knox Community Hospital Project), VRDN,
             2.78% due 12/01/2029 (a)                                $    5,000

    1,450    Lake County, Ohio, GO, BAN, 4% due 7/25/2006                 1,463

    2,500    Lebanon, Ohio, Various Purpose, GO, BAN, 4%
             due 9/19/2006                                                2,524

    4,450    Lima, Ohio, GO, BAN, 4% due 5/04/2006                        4,476

    2,100    Lorain County, Ohio, IDR (Cutting Dynamics Project),
             VRDN, AMT, 2.89% due 11/01/2021 (a)                          2,100

    1,290    Lucas County, Ohio, EDR (Hammill Manufacturing
             Company Project), VRDN, AMT, 2.83%
             due 5/01/2010 (a)                                            1,290

             Lucas County, Ohio, Hospital Revenue Bonds,
             VRDN (a):
       75       (Sunshine Children's Home Project), 2.92%
                due 12/01/2007                                               75
    1,060       (Sunshine Inc.-Northwest Ohio Project), 2.87%
                due 6/02/2014                                             1,060

    1,825    Mahoning County, Ohio, IDR (Industrial Waste Control
             Project), VRDN, AMT, 2.89% due 12/01/2032 (a)                1,825

    1,355    Mahoning County, Ohio, Revenue Bonds (Youngstown
             Community School Project), VRDN, 2.82%
             due 2/01/2017 (a)                                            1,355

    3,702    Marion, Ohio, GO, BAN, 2.75% due 10/19/2005                  3,704

    6,940    Marysville, Ohio, Tax Increment Financing Revenue
             Refunding Notes, 4% due 9/13/2006                            7,007

    1,305    Mason, Ohio, IDR (O D M Properties LLC Project),
             VRDN, AMT, 2.99% due 11/01/2018 (a)                          1,305

    2,000    Mayfield Heights, Ohio, GO, BAN, 3.25%
             due 1/26/2006                                                2,005

      980    Medina County, Ohio, IDR (Partners in Plastics
             Project), VRDN, AMT, 2.89% due 9/01/2012 (a)                   980

    4,900    Middletown, Ohio, City School District, GO, ROCS,
             VRDN, Series II-R-303, 2.79% due 12/01/2031 (a)(d)           4,900

    1,300    Montgomery County, Ohio, EDR (Benjamin & Marian
             Project), VRDN, Series A, 2.82% due 4/01/2011 (a)            1,300

             Montgomery County, Ohio, Health Care Facilities
             Revenue Bonds, VRDN (a):
    2,410       (Kettering Affiliated Project), 2.88%
                due 5/01/2022                                             2,410
    1,565       (South Community Inc. Project), 2.87%
                due 9/01/2014                                             1,565

    1,560    Montgomery County, Ohio, IDR (Citywide
             Development Corporation Project), VRDN, AMT,
             2.93% due 12/01/2013 (a)                                     1,560

    5,635    Montgomery County, Ohio, M/F Housing Revenue
             Refunding Bonds (Timber Creek Village Apartments),
             VRDN, AMT, 2.85% due 12/01/2027 (a)                          5,635

    3,610    Municipal Securities Trust Certificates, Revenue
             Refunding Bonds (Ohio State Turnpike Commission),
             VRDN, Series 2000-104, Class A, 2.75%
             due 11/14/2017 (a)(d)                                        3,610



     Face
   Amount    Municipal Bonds                                           Value

Ohio (continued)

 $    700    Ohio State Air Quality Development Authority, PCR,
             Refunding (Ohio Edison Company), VRDN, Series C,
             2.76% due 6/01/2023 (a)                                 $      700

             Ohio State Air Quality Development Authority,
             Revenue Refunding Bonds, VRDN (a):
    2,100       (Cincinnati Gas and Electric), Series A, 2.90%
                due 9/01/2030                                             2,100
    2,100       (Cincinnati Gas and Electric), Series B, 2.95%
                due 9/01/2030                                             2,100
    5,000       ROCS, Series II-R-418, 2.79% due 1/01/2034 (d)            5,000

             Ohio State, GO, VRDN (a):
    1,500       FLOATS, Series 945, 2.77% due 6/15/2011                   1,500
    9,560       PUTTERS, Series 306, 2.79% due 11/01/2018                 9,560

    2,465    Ohio State Higher Educational Facilities Commission
             Revenue Bonds (Mount Vernon Nazareth College
             Project), VRDN, 2.82% due 9/01/2009 (a)                      2,465

    2,075    Ohio State Higher Educational Facilities Commission
             Revenue Refunding Bonds (Pooled Financing), VRDN,
             2.83% due 12/01/2016 (a)                                     2,075

    2,600    Ohio State Higher Educational Facility Revenue Bonds
             (Case Western Reserve University), VRDN, Series A,
             2.76% due 10/01/2031 (a)                                     2,600

    2,700    Ohio State IDR (University Forest Products Project),
             VRDN, AMT, 2.90% due 10/01/2020 (a)                          2,700

             Ohio State Solid Waste Revenue Bonds, VRDN,
             AMT (a):
    2,000       (BP Exploration and Oil Inc. Project), 2.83%
                due 2/01/2033                                             2,000
    6,730       (BP Exploration and Oil Inc. Project), 2.83%
                due 8/01/2034                                             6,730
    3,000       (BP Exploration and Oil Inc. Project), Series 90,
                2.83% due 8/01/2034                                       3,000
    3,065       (BP Products of North America), 2.83%
                due 8/01/2034                                             3,065

      800    Ohio State Solid Waste Revenue Refunding Bonds
             (BP Products of North America), VRDN, AMT, 2.83%
             due 8/01/2034 (a)                                              800

    8,300    Ohio State Water Development Authority, Pollution
             Control Facilities Revenue Bonds (Ohio Edison
             Company Project), VRDN, AMT, Series B, 2.84%
             due 9/01/2018 (a)                                            8,300

    6,000    Ohio State Water Development Authority, Solid Waste
             Facilities Revenue Bonds (PEL Technologies Project),
             VRDN, AMT, 2.82% due 7/01/2027 (a)                           6,000

      810    Portage County, Ohio, Industrial Revenue Bonds
             (John E. Susong Project), VRDN, Series B, 2.89%
             due 5/02/2016 (a)                                              810

             Portage County, Ohio, Industrial Revenue Refunding
             Bonds, VRDN (a):
    1,060       (John E. Susong Project), Series A, 2.89%
                due 5/02/2011                                             1,060
    1,605       (PM Properties One Ltd.), AMT, 2.93%
                due 11/01/2012                                            1,605



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments (concluded)                              (In Thousands)


CMA Ohio Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

Ohio (continued)

 $  2,023    Saint Clairsville, Ohio, GO, BAN, 3.75%
             due 4/27/2006                                           $    2,030

      785    Sandusky County, Ohio, IDR (Magnesium Refining
             Technologies Inc. Project), VRDN, AMT, Series A,
             2.89% due 9/01/2007 (a)                                        785

      865    Strongsville, Ohio, IDR (E&E Properties/Dupli Systems
             Project), VRDN, AMT, 2.91% due 2/01/2010 (a)                   865

    2,100    Summit County, Ohio, Exempt Facility Revenue Bonds
             (KB Compost Services Inc. Project), VRDN, AMT,
             2.89% due 12/01/2011 (a)                                     2,100

             Summit County, Ohio, IDR, VRDN (a):
      800       (Ace Precision Industries Inc. Project), 2.96%
                due 7/01/2014                                               800
      695       (Waldonia Investment Project), AMT, 2.89%
                due 7/01/2018                                               695

    3,500    Toledo, Ohio, City School District, GO, PUTTERS,
             VRDN, Series 655, 2.79% due 12/01/2011 (a)(d)                3,500

    3,500    Trumbull County, Ohio, IDR (Ellwood Engineered
             Casting Company, Refunding, VRDN, AMT, 2.89%
             due 4/01/2013 (a)                                            3,500

      550    Union County, Ohio, IDR (Union Aggregates Company
             Project), VRDN, AMT, 2.90% due 11/01/2006 (a)                  550

    2,050    Upper Valley Joint Vocational School District, Ohio,
             GO, BAN, 2.62% due 11/29/2005                                2,051

      700    Valley View, Ohio, IDR (Porter Development Project),
             VRDN, AMT, 2.96% due 5/01/2016 (a)                             700



     Face
   Amount    Municipal Bonds                                           Value

Ohio (concluded)

 $    855    Valley View, Ohio, IDR, Refunding and Improvement
             Bonds (Sweet Valley Dillon), VRDN, 2.89%
             due 4/01/2011 (a)                                       $      855

    2,100    Wauseon, Ohio, GO, BAN, 2.58% due 11/23/2005                 2,102

    1,935    West Chester Township, Ohio, BAN, 4%
             due 8/10/2006                                                1,951

    3,725    West Chester Township, Ohio, Tax Increment
             Financing Revenue Bonds (West Chester Streets
             Project), VRDN, 2.81% due 12/01/2021 (a)                     3,725

    1,000    Willoughby, Ohio, IDR (Malish Brush and Specialty),
             VRDN, AMT, 2.93% due 6/01/2009 (a)                           1,000

             Wood County, Ohio, IDR, VRDN, AMT (a):
      260       (Centaur Tool and Die Inc. Project), 2.96%
                due 8/01/2010                                               260
    1,600       (Jerl Machine Project), 2.75% due 9/01/2016               1,600

      535    Wooster, Ohio, IDR (Litco International Inc. Project),
             VRDN, AMT, 2.96% due 5/01/2010 (a)                             535


Puerto Rico--2.5%

             Puerto Rico Government Development Bank, CP:
    2,000       3.05% due 10/13/2005                                      2,000
    6,000       3.05% due 10/18/2005                                      6,000

Total Investments (Cost--$326,384*)--99.5%                              326,384
Other Assets Less Liabilities--0.5%                                       1,798
                                                                     ----------
Net Assets--100.0%                                                   $  328,182
                                                                     ==========


(a) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(b) Radian Insured.

(c) AMBAC Insured.

(d) FGIC Insured.

(e) FSA Insured.

(f) MBIA Insured.

  * Cost for federal income tax purposes.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments                                          (In Thousands)


CMA Pennsylvania Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

Pennsylvania--94.8%

 $  3,760    ABN AMRO Munitops Certificates Trust, GO, VRDN,
             Series 2001-18, 2.77% due 10/01/2009 (c)(d)             $    3,760

    9,995    ABN AMRO Munitops Certificates Trust, Pennsylvania,
             VRDN, Series 2002-2, 2.89% due 10/01/2010 (d)(e)             9,995

   11,884    ABN AMRO Munitops Certificates Trust, VRDN,
             Series 1999-16, 2.76% due 3/07/2007 (b)(d)                  11,884

    5,055    Allegheny County, Pennsylvania, Hospital
             Development Authority, Hospital Revenue Bonds
             (Children's Institute of Pittsburgh Project), VRDN,
             Series A, 2.67% due 6/01/2035 (d)                            5,055

    4,010    Allegheny County, Pennsylvania, Hospital
             Development Authority Revenue Bonds (Presbyterian
             University Hospital), ACES, VRDN, Series B-3, 2.78%
             due 3/01/2018 (d)                                            4,010

    2,500    Allegheny County, Pennsylvania, IDA, Health and
             Housing Facilities Revenue Refunding Bonds
             (Longwood at Oakmont Inc.), VRDN, Senior Series B,
             2.84% due 7/01/2027 (d)(g)                                   2,500

    6,240    Allegheny County, Pennsylvania, IDA, Health and
             Housing Facilities, Senior Revenue Refunding Bonds
             (Longwood at Oakmont Inc.), VRDN, Series A, 2.74%
             due 7/01/2027 (d)(g)                                         6,240

    2,000    Allegheny County, Pennsylvania, IDR (Residential
             Rental Development), VRDN, AMT, Series A, 2.80%
             due 7/01/2026 (d)                                            2,000

             Allegheny County, Pennsylvania, IDA Revenue Bonds,
             VRDN (d):
    4,155       (Animal Friends Inc. Project), 4% due 7/01/2025           4,193
    4,500       (Western Pennsylvania School for the Blind),
                2.75% due 7/01/2006                                       4,500

    7,500    Allegheny County, Pennsylvania, IDA, Revenue
             Refunding Bonds, MERLOTS, VRDN, Series A-48,
             2.77% due 9/01/2011 (a)(d)                                   7,500

    3,900    Allegheny County, Pennsylvania, Residential Finance
             Authority, S/F Mortgage Revenue Bonds, VRDN, AMT,
             Series PP, 2.80% due 11/01/2035 (d)(h)                       3,900

    1,010    Beaver County, Pennsylvania, IDA, IDR (Warehouse
             Real Estate), VRDN, AMT, Series A, 2.90%
             due 8/01/2008 (d)                                            1,010

             Berks County, Pennsylvania, IDA, Manufacturing
             Facilities Revenue Bonds, VRDN, AMT (d):
      355       (Berks Products Corporation), 2.85%
                due 8/01/2006                                               355
    1,100       (Ram Industries Inc. Project), 2.85%
                due 12/01/2011                                            1,100

    5,150    Blair County, Pennsylvania, IDA Revenue
             Bonds (NPC Inc. Project), VRDN, AMT, 2.90%
             due 9/01/2017 (d)                                            5,150

    1,050    Boyertown, Pennsylvania, Area School District, GO,
             3.50% due 10/01/2005 (e)                                     1,050

    2,835    Bradford County, Pennsylvania, IDA, EDR (Towanda
             Printing Company), VRDN, AMT, 2.90%
             due 9/01/2016 (d)                                            2,835



     Face
   Amount    Municipal Bonds                                           Value

Pennsylvania (continued)

 $  2,340    Bradford County, Pennsylvania, IDA, Revenue Bonds
             (State Aggregates Inc. Project), VRDN, AMT, 2.90%
             due 2/01/2015 (d)                                        $   2,340

      865    Bucks County, Pennsylvania, GO, 4% due 6/01/2006               871

             Bucks County, Pennsylvania, IDA Revenue Bonds,
             VRDN, AMT (d):
    3,240       (Bracalentes Manufacturing Company Inc.
                Project), 2.90% due 6/01/2016                             3,240
    4,500       (Harsco Corporation Project), 2.90%
                due 8/01/2011                                             4,500
    3,590       (L&P Properties LP Project), Series A, 3%
                due 6/01/2014                                             3,590
      625       (Specialty Ring Products Inc.), 2.90%
                due 10/01/2009                                              625

    4,800    Butler County, Pennsylvania, IDA Revenue Bonds
             (Concordia Lutheran Ministers), VRDN, Series C,
             2.76% due 10/01/2030 (d)(g)                                  4,800

    1,755    Carbondale, Pennsylvania, IDA, IDR (JM Wells
             Company LP Project), VRDN, AMT, 2.89%
             due 9/01/2015 (d)                                            1,755

    1,995    Carlisle, Pennsylvania, Area School District, GO,
             Refunding, PUTTERS, VRDN, Series 644, 2.79%
             due 9/01/2010 (b)(d)                                         1,995

    2,300    Cheltenham Township, Pennsylvania, GO, TRAN,
             3.25% due 12/30/2005                                         2,306

             Chester County, Pennsylvania, IDA, Revenue Bonds,
             VRDN, AMT (d):
    2,435       (The Hankin Group), Series A, 2.90%
                due 12/01/2020                                            2,435
    2,650       (West Vincent Association), Series B, 2.90%
                due 12/01/2020                                            2,650

    1,155    Crawford County, Pennsylvania, IDA (Heatrix Inc.
             Project), VRDN, AMT, Series A, 2.91%
             due 11/01/2017 (d)                                           1,155

    2,540    Dauphin County, Pennsylvania, IDA, Revenue Bonds
             (Interconnection System Project), VRDN, AMT, 2.85%
             due 1/01/2014 (d)                                            2,540

    5,000    Eagle Tax-Exempt Trust, Delaware Valley, Pennsylvania,
             Regional Finance Authority, Local Government
             Revenue Bonds, VRDN, Series 2004-0026, Class A,
             2.78% due 8/01/2028 (a)(d)                                   5,000

    5,750    Eagle Tax-Exempt Trust, Pennsylvania State, GO, VRDN,
             Refunding, Series 2004-0043, Class A, 2.78%
             due 9/01/2016 (d)                                            5,750

      470    Erie County, Pennsylvania, Industrial Development
             (Reed Manufacturing Corp. Project), VRDN, AMT,
             2.96% due 6/01/2006 (d)                                        470

    1,535    Greene County, Pennsylvania, IDA, Revenue Bonds
             (Manufacturing Facilities-Kyowa America), VRDN,
             AMT, Series D, 2.91% due 7/01/2014 (d)                       1,535



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments (continued)                              (In Thousands)


CMA Pennsylvania Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

Pennsylvania (continued)

 $  5,430    Grove City, Pennsylvania, Area Hospital Authority,
             Health Care Facility Revenue Bonds (John XXIII Home
             Project), VRDN, 2.82% due 2/01/2030 (d)                 $    5,430

    2,510    Hampden, Pennsylvania, IDA, Revenue Refunding
             Bonds (Pennsylvania Pipe Inc.), VRDN, AMT, 2.90%
             due 12/01/2014 (d)                                           2,510

   11,010    Indiana County, Pennsylvania, IDA, PCR, Refunding
             (Conemaugh Project), VRDN, AMT, Series A, 2.78%
             due 6/01/2027 (d)                                           11,010

             Jackson Township, Pennsylvania, IDA, Revenue Bonds,
             VRDN, AMT (d):
      725       (I Auman Machine Company Inc. Project), 2.90%
                due 6/01/2008                                               725
    4,640       (V&S Lebanon Galvanizing Project), 2.93%
                due 4/01/2021                                             4,640

    6,390    Lackawanna County, Pennsylvania, GO, MSTR, VRDN,
             Series SGB-38, 2.78% due 9/15/2020 (d)                       6,390

    4,000    Lackawanna County, Pennsylvania, GO, Refunding,
             VRDN, Series B, 2.78% due 10/15/2029 (d)(e)                  4,000

    1,400    Lackawanna County, Pennsylvania, IDA, IDR
             (Herff Jones Inc. Project), VRDN, AMT, 2.86%
             due 6/01/2026 (d)                                            1,400

    9,575    Lancaster County, Pennsylvania, Hospital Authority,
             Health Center Revenue Refunding Bonds (Brethren
             Village), VRDN, 2.80% due 6/15/2020 (d)                      9,575

    1,200    Lancaster, Pennsylvania, IDA, IDR (Buck Company
             Project), VRDN, AMT, 2.85% due 2/01/2010 (d)                 1,200

             Lancaster, Pennsylvania, IDA, Revenue Bonds,
             VRDN (d):
    8,715       (Garden Spot Village Project), 2.78%
                due 5/01/2031                                             8,715
    3,000       (Student Lodgining, Inc. Project), 2.90%
                due 12/01/2026                                            3,000

    2,555    Lehigh County, Pennsylvania, IDA, Revenue Bonds
             (New Columbia Joist Company), VRDN, AMT, Series B,
             2.85% due 11/01/2022 (d)                                     2,555

    2,000    Ligonier Valley, Pennsylvania, School District, TRAN,
             3.75% due 6/30/2006                                          2,014

             Luzerne County, Pennsylvania, IDA, Revenue Bonds,
             VRDN (d):
      410       (Diamond Manufacturing Company), 2.90%
                due 5/01/2006                                               410
    3,470       (Nardone Brothers Baking Project), AMT, 2.85%
                due 3/01/2019                                             3,470

    2,975    Marple Newtown, Pennsylvania, School District, TRAN,
             3.50% due 6/30/2006                                          2,990

    5,000    Mercer County, Pennsylvania, GO, TRAN, 3.25%
             due 12/30/2005                                               5,012

    9,400    Montgomery County, Pennsylvania, IDA,
             Retirement Community Revenue Bonds
             (ACTS Retirement-Life Communities, Inc.),
             VRDN, 2.74% due 11/15/2029 (d)(g)                            9,400



     Face
   Amount    Municipal Bonds                                           Value

Pennsylvania (continued)

             Montgomery County, Pennsylvania, IDA, Revenue
             Bonds, VRDN (d):
 $    275       (Alcom Printing Group), AMT, Series A, 3.05%
                due 1/01/2020                                        $      275
      895       (Alcom Printing Group), AMT, Series B, 2.90%
                due 1/01/2020                                               895
    1,435       (Big Little Association Project), Series A, 2.90%
                due 2/01/2019                                             1,435
    2,985       (Edmund Optical Manufacturing LLC Project),
                AMT, 2.90% due 4/01/2016                                  2,985
      985       (Girl Scouts of Southeastern Pennsylvania),
                2.85% due 2/01/2025                                         985
    1,115       (Independent Support System Project), 2.85%
                due 3/01/2016                                             1,115
      400       (Jadko Inc. Project), AMT, Series B, 2.90%
                due 6/01/2008                                               400
      435       (Jadko Project), AMT, Series A, 2.90%
                due 6/01/2020                                               435
    1,645       (PB Hoffmann LLC Project), AMT, 2.90%
                due 1/01/2020                                             1,645
    2,065       (Valley Forge Baptist), 2.85% due 9/01/2023               2,065

    1,000    Montgomery County, Pennsylvania, IDA, Revenue
             Refunding Bonds (Laneko Engineering), VRDN, AMT,
             Series A, 2.85% due 4/01/2007 (d)                            1,000

    4,425    Mount Lebanon, Pennsylvania, School District,
             GO, MERLOTS, VRDN, Series B19, 2.77%
             due 2/15/2027 (b)(d)                                         4,425

    6,520    Municipal Securities Trust Certificates, Pennsylvania,
             GO, Refunding, VRDN, Series 2000-110, Class A,
             2.72% due 8/17/2010 (d)                                      6,520

    6,000    Municipal Securities Trust Certificates, Revenue
             Refunding Bonds, VRDN, Series 2001-121, Class A,
             2.78% due 12/22/2009 (c)(d)                                  6,000

    4,600    North Wales, Pennsylvania, Water Authority Revenue
             Notes (Rural Water Projects), 4% due 10/01/2006              4,642

    4,445    Northampton County, Pennsylvania, General Purpose
             Authority Revenue Notes (Lafayette College), 3%
             due 11/21/2005                                               4,451

             Northampton County, Pennsylvania, IDA, Revenue
             Bonds, VRDN, AMT (d):
    3,215       (DG Properties Inc. Project), 2.90% due 7/01/2021         3,215
    2,090       (Nicos Polymers & Grinding), 2.90%
                due 2/01/2020                                             2,090
    1,700       (Reale Association Project), 2.85% due 4/01/2012          1,700

    3,000    Northampton Township, Pennsylvania, TRAN, 3.25%
             due 12/30/2005                                               3,008

    2,490    Northumberland County, Pennsylvania, IDA, Revenue
             Bonds (Butter Krust Baking Company Project), VRDN,
             AMT, 2.90% due 5/01/2011 (d)                                 2,490

      200    Pennsylvania Economic Development Financing
             Authority, Development Revenue Bonds (Donald R.
             Kleine Living Trust), VRDN, AMT, Series A4, 2.85%
             due 4/01/2011 (d)                                              200



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments (continued)                              (In Thousands)


CMA Pennsylvania Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

Pennsylvania (continued)

             Pennsylvania Economic Development Financing
             Authority, EDR, VRDN (d):
  $   130       AMT, Series A6, 2.85% due 4/01/2007                   $     130
      270       AMT, Series A6, 2.85% due 8/01/2014                         270
      375       AMT, Series B8, 2.85% due 12/01/2024                        375
      900       (The Herr Group), Series H7, 2.85%
                due 12/01/2021                                              900
      500       (Joseph B. Pigliacampo), AMT, Series B7, 2.85%
                due 5/01/2010                                               500
      375       (L.B. Foster Company), AMT, Series A2, 2.85%
                due 4/01/2021                                               375
      825       (Moshannon Valley Economic Development
                Project), AMT, Series A1, 2.85% due 4/01/2017               825
    1,200       (North American Communications Project), AMT,
                Series A1, 2.85% due 4/01/2011                            1,200
    4,800       (Northeast Architectural Products), AMT, Series B5,
                2.85% due 8/01/2023                                       4,800
      100       Series C2, 2.85% due 8/01/2012                              100
      200       Series D4, 2.85% due 8/01/2011                              200
    3,400       Series D7, 2.85% due 8/01/2022                            3,400
      250       Series G5, 2.85% due 12/01/2013                             250

             Pennsylvania Economic Development Financing
             Authority, Exempt Facilities Revenue Bonds, VRDN (d):
   15,000       (Merck & Co. Inc. Project), AMT, 2.82%
                due 7/01/2031                                            15,000
      100       (Pittsburgh Thermal Limited), Series A1, 2.85%
                due 5/01/2022                                               100

    2,500    Pennsylvania Economic Development Financing
             Authority, Resource Recovery Revenue Refunding
             Bonds, ROCS, AMT, Series II-R-394, 2.82%
             due 12/01/2018 (a)(d)                                        2,500

             Pennsylvania Economic Development Financing
             Authority Revenue Bonds, VRDN (d):
    1,000       (Conestoga Wood Specialists), Series C-1, 2.90%
                due 3/01/2015                                             1,000
    2,665       (Waste Gas Fabricating Company Project), AMT,
                Series C-3, 2.90% due 4/01/2020                           2,665
    3,000       (Westrum Harleysville II Project), AMT, 2.80%
                due 12/01/2034                                            3,000

             Pennsylvania Economic Development Financing
             Authority, Wastewater Treatment Revenue Refunding
             Bonds (Sunoco Inc.--R & M Project), VRDN, AMT (d):
    1,900       Series A, 2.885% due 10/01/2034                           1,900
    2,300       Series B, 2.94% due 10/01/2034                            2,300

    1,940    Pennsylvania Energy Development Authority Revenue
             Bonds (B&W Ebensburg Project), VRDN, AMT, 2.78%
             due 12/01/2011 (d)                                           1,940

             Pennsylvania Housing Finance Agency, S/F Mortgage
             Revenue Bonds, VRDN, AMT (d):
    7,800       Series 83C, 2.83% due 10/01/2035                          7,800
    6,300       Series 86B, 2.77% due 4/01/2035                           6,300
    4,000       Series 90C, 2.83% due 4/01/2036                           4,000



     Face
   Amount    Municipal Bonds                                           Value

Pennsylvania (continued)

             Pennsylvania State, GO, VRDN (d):
 $ 12,326       FLOATS, Series 696, 2.78% due 5/01/2018 (e)          $   12,326
    5,840       MERLOTS, Series A15, 2.77% due 1/01/2017 (b)              5,840
    5,000       PUTTERS, Series 939, 2.79% due 7/01/2012                  5,000

    1,500    Pennsylvania State, GO, Refunding, VRDN, First Series,
             5.50% due 1/15/2006 (b)(d)                                   1,512

    7,700    Pennsylvania State Higher Education Assistance
             Agency, Student Loan Revenue Bonds, VRDN, Series A,
             2.79% due 12/01/2025 (a)(d)                                  7,700

    6,000    Pennsylvania State Higher Education Assistance
             Agency, Student Loan Revenue Refunding Bonds,
             VRDN, AMT, Series B, 2.81% due 1/01/2017 (d)(e)              6,000

             Pennsylvania State Higher Educational Facilities
             Authority Revenue Bonds, VRDN (d):
    2,000    (Association of Independent Colleges &
                Universities), Series M-3, 2% due 11/01/2033              2,000
    1,500       (Cedar Crest College), Series H2, 2.90%
                due 5/01/2006                                             1,500

             Pennsylvania State Public School Building Authority,
             School Revenue Bonds, VRDN (d)(e):
    7,800       FLOATS, Series 958, 2.78% due 6/01/2033                   7,800
    5,885       MERLOTS, Series A42, 2.85% due 6/01/2028                  5,885

    6,000    Pennsylvania State Turnpike Commission, Registration
             Fee Revenue Refunding Bonds, VRDN, Series D,
             2.75% due 7/15/2041 (d)(e)                                   6,000

    6,000    Philadelphia, Pennsylvania, Airport Revenue
             Refunding Bonds, VRDN, AMT, Series C, 2.83%
             due 6/15/2025 (b)(d)                                         6,000

             Philadelphia, Pennsylvania, Authority for IDR, VRDN (d):
    4,260       (Comhar Inc. Project), 2.80% due 9/01/2023                4,260
    1,515       (Henry H. Ottens Manufacturing Project), 2.90%
                due 10/01/2013                                            1,515
    1,375       (Lannett Company Inc. Project), 2.90%
                due 5/01/2014                                             1,375

    3,385    Philadelphia, Pennsylvania, Authority for Industrial
             Development, Airport Revenue Bonds, FLOATS, VRDN,
             Series 04-L17, 2.87% due 7/01/2007 (c)(d)                    3,385

             Philadelphia, Pennsylvania, Authority for Industrial
             Development Revenue Bonds, VRDN (d):
    2,500       (Inglis House Project), 2.70% due 1/03/2006               2,500
    1,095       (Interim House West Project), 2.85%
                due 9/01/2026                                             1,095

    2,395    Philadelphia, Pennsylvania, Gas Works Revenue
             Refunding Bonds, FLOATS, VRDN, Series 906, 2.78%
             due 7/01/2017 (d)(e)                                         2,395

    2,990    Schuylkill County, Pennsylvania, IDA, Resource
             Recovery Revenue Refunding Bonds (Northeastern
             Power Company), VRDN, AMT, Series B, 2.85%
             due 12/01/2022 (d)                                           2,990



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005



Schedule of Investments (concluded)                              (In Thousands)


CMA Pennsylvania Municipal Money Fund


     Face
   Amount    Municipal Bonds                                           Value

Pennsylvania (continued)

 $  2,540    Scranton-Lackawanna, Pennsylvania, Health
             and Welfare Authority, Revenue Bonds (University
             of Scranton Project), VRDN, 2.70%
             due 5/01/2018 (d)                                       $    2,540

    2,560    Scranton-Lackawanna, Pennsylvania, Health and
             Welfare Authority, Revenue Refunding Bonds,
             MERLOTS, VRDN, Series A-18, 2.77%
             due 3/01/2015 (a)(d)                                         2,560

    3,205    Somerset County, Pennsylvania, IDA, Revenue Bonds
             (Somerset Welding and Steel), VRDN, AMT, 2.86%
             due 3/02/2015 (d)                                            3,205

    5,235    Upper Merion, Pennsylvania, General Authority
             Lease, Revenue Refunding Bonds, VRDN, 2.78%
             due 9/01/2016 (d)                                            5,235

    8,860    Upper Merion, Pennsylvania, Municipal Utility
             Authority, Revenue Refunding Bonds, VRDN, 2.78%
             due 9/01/2016 (d)                                            8,860

    9,548    Venango, Pennsylvania, IDA, CP, 2.57%
             due 10/03/2005                                               9,548

    3,605    Washington County, Pennsylvania, Hospital Authority
             Revenue Bonds (Washington Hospital Project), VRDN,
             2.80% due 7/01/2031 (d)                                      3,603

    2,000    Washington County, Pennsylvania, IDA, IDR
             (Pennatronics Corporation Project), VRDN, AMT,
             2.86% due 11/01/2020 (d)                                     2,000

      785    Westmoreland County, Pennsylvania, IDA, Revenue
             Bonds (Newcomer Products), VRDN, AMT, 2.91%
             due 12/01/2006 (d)                                             785



     Face
   Amount    Municipal Bonds                                           Value

Pennsylvania (concluded)

 $  3,000    Westmoreland County, Pennsylvania, IDA, Revenue
             Refunding Bonds (Greensburg Thermal LLC), VRDN,
             Series A, 2.78% due 12/01/2024 (d)                      $    3,000

    2,300    York County, Pennsylvania, IDA, Revenue Bonds
             (495 Leasing Project), VRDN, AMT, 2.90%
             due 6/01/2021 (d)                                            2,300


Puerto Rico--4.8%

      200    Municipal Securities Trust Certificates, Puerto Rico,
             GO, VRDN, Series 2002-199, Class A, 2.73%
             due 1/25/2016 (b)(d)                                           200

    4,000    Puerto Rico Commonwealth Infrastructure Financing
             Authority, Special Obligation Revenue Refunding
             Bonds, MERLOTS, VRDN, Series A-11, 2.75%
             due 7/01/2022 (c)(d)                                         4,000

             Puerto Rico Government Development Bank, CP:
    2,400       3.05% due 10/07/2005                                      2,400
    4,000       3.05% due 10/14/2005                                      4,000
    2,900       3.05% due 10/20/2005                                      2,900
      500       3.05% due 11/10/2005                                        500
    2,915       3.05% due 11/14/2005                                      2,915

    6,267    Puerto Rico Public Finance Corporation Revenue
             Bonds, FLOATS, VRDN, Series 911, 2.73%
             due 8/01/2026 (d)(f)                                         6,267

Total Investments (Cost--$476,742*)--99.6%                              476,742
Other Assets Less Liabilities--0.4%                                       1,716
                                                                     ----------
Net Assets--100.0%                                                   $  478,458
                                                                     ==========


(a) AMBAC Insured.

(b) MBIA Insured.

(c) FGIC Insured.

(d) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(e) FSA Insured.

(f) CIFG Insured.

(g) Radian Insured.

(h) GNMA Collateralized.

  * Cost for federal income tax purposes.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005


Statements of Assets and Liabilities

                                                      CMA             CMA              CMA             CMA               CMA
As of September 30, 2005                            Arizona        California      Connecticut    Massachusetts        Michigan
Assets

     Investments in unaffiliated securities,
     at value*                                 $  183,238,581   $2,250,610,317   $  482,301,168   $  295,314,352   $  267,632,570
     Cash                                             499,558          191,483          183,852          310,551           59,721
     Interest receivable                              665,367       10,315,671        2,164,597        1,254,866        1,424,780
     Receivable for beneficial interest sold               --               --               --          132,735               --
     Prepaid expenses and other assets                 11,921           28,207           11,248            9,224           34,582
                                               --------------   --------------   --------------   --------------   --------------
     Total assets                                 184,415,427    2,261,145,678      484,660,865      297,021,728      269,151,653
                                               --------------   --------------   --------------   --------------   --------------

Liabilities

     Payable for securities purchased                 400,815               --               --        1,949,327               --
     Payable to investment adviser                     71,416          723,214          189,080          117,317          110,823
     Payable to distributor                            30,117          377,121           79,849           58,695           47,525
     Payable for other affiliates                       4,380           57,133           11,904           10,768            9,218
     Payable for beneficial interest redeemed           4,837            4,474            4,653               --            3,472
     Payable to custodian bank                             --               --               --               --          300,000
     Accrued expenses and other liabilities            10,327           46,001           12,476           28,923           14,361
                                               --------------   --------------   --------------   --------------   --------------
     Total liabilities                                521,892        1,207,943          297,962        2,165,030          485,399
                                               --------------   --------------   --------------   --------------   --------------

Net Assets

     Net assets                                $  183,893,535   $2,259,937,735   $  484,362,903   $  294,856,698   $  268,666,254
                                               ==============   ==============   ==============   ==============   ==============

Net Assets Consist of

     Undistributed investment income--net      $           45   $           --   $       23,850   $           --   $           --
     Undistributed (accumulated) realized
     capital gains (losses)--net                     (51,347)        (262,229)         (86,093)         (10,812)         (57,271)
                                               --------------   --------------   --------------   --------------   --------------
     Total accumulated earnings
     (losses)--net                                   (51,302)        (262,229)         (62,243)         (10,812)         (57,271)
                                               --------------   --------------   --------------   --------------   --------------
     Shares of beneficial interest,
     $.10 par value, unlimited number of
     shares authorized                             18,396,018      226,057,518       48,449,948       29,486,761       26,878,394
     Paid-in capital in excess of par             165,548,819    2,034,142,446      435,975,198      265,380,749      241,845,131
                                               --------------   --------------   --------------   --------------   --------------
     Net Assets--Equivalent to $1.00 per
     share based on shares of beneficial
     interest outstanding++                    $  183,893,535   $2,259,937,735   $  484,362,903   $  294,856,698   $  268,666,254
                                               ==============   ==============   ==============   ==============   ==============
         ++ Shares of beneficial interest
            outstanding                           183,960,185    2,260,575,178      484,499,480      294,867,608      268,783,943
                                               ==============   ==============   ==============   ==============   ==============
          * Identified cost                    $  183,238,581   $2,250,610,317   $  482,301,168   $  295,314,352   $  267,632,570
                                               ==============   ==============   ==============   ==============   ==============

            See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005


Statements of Assets and Liabilities (concluded)

                                                      CMA             CMA               CMA            CMA             CMA
As of September 30, 2005                           New Jersey       New York       North Carolina      Ohio        Pennsylvania
Assets

     Investments in unaffiliated securities,
     at value*                                 $  996,541,586   $2,148,200,282   $  174,151,533   $  326,384,244   $  476,741,568
     Cash                                             176,592          335,804           64,891           82,745           82,023
     Interest receivable                            4,945,310       10,444,604          776,885        1,912,540        2,409,097
     Receivable for beneficial interest sold               --               --        1,989,163               --          404,004
     Prepaid expenses and other assets                 11,567           20,707            5,389           23,652           17,568
                                               --------------   --------------   --------------   --------------   --------------
     Total assets                               1,001,675,055    2,159,001,397      176,987,861      328,403,181      479,654,260
                                               --------------   --------------   --------------   --------------   --------------

Liabilities

     Payable for securities purchased                      --        5,488,168               --               --          874,581
     Payable to investment adviser                    353,858          702,874           70,657          131,800          191,649
     Payable to distributor                           164,466          362,507           35,496           57,480           80,950
     Payable for other affiliates                      28,997           62,056            6,552           13,022           15,715
     Payable for beneficial interest redeemed           4,984            5,392               --            2,633               --
     Payable to custodian bank                             --               --               --               --               --
     Accrued expenses and other liabilities            44,539           58,994            2,726           16,534           33,194
                                               --------------   --------------   --------------   --------------   --------------
     Total liabilities                                596,844        6,679,991          115,431          221,469        1,196,089
                                               --------------   --------------   --------------   --------------   --------------

Net Assets

     Net assets                                $1,001,078,211   $2,152,321,406   $  176,872,430   $  328,181,712   $  478,458,171
                                               ==============   ==============   ==============   ==============   ==============

Net Assets Consist of

     Undistributed investment income--net      $           --   $        1,402   $           --   $           --   $          297
     Undistributed (accumulated) realized
     capital gains (losses)--net                    (162,399)        (310,633)          (1,960)           14,136        (114,415)
                                               --------------   --------------   --------------   --------------   --------------
     Total accumulated earnings
     (losses)--net                                  (162,399)        (309,231)          (1,960)           14,136        (114,118)
                                               --------------   --------------   --------------   --------------   --------------
     Shares of beneficial interest,
     $.10 par value, unlimited number of
     shares authorized                            100,124,094      215,303,887       17,688,975       32,816,758       47,859,663
     Paid-in capital in excess of par             901,116,516    1,937,326,750      159,185,415      295,350,818      430,712,626
                                               --------------   --------------   --------------   --------------   --------------
     Net Assets--Equivalent to $1.00 per
     share based on shares of beneficial
     interest outstanding++                    $1,001,078,211   $2,152,321,406   $  176,872,430   $  328,181,712   $  478,458,171
                                               ==============   ==============   ==============   ==============   ==============
         ++ Shares of beneficial interest
            outstanding                         1,001,240,937    2,153,038,871      176,889,755      328,167,577      478,596,630
                                               ==============   ==============   ==============   ==============   ==============
          * Identified cost                    $  996,541,586 $  2,148,200,282   $  174,151,533   $  326,384,244   $  476,741,568
                                               ==============   ==============   ==============   ==============   ==============

            See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005


Statements of Operations
                                                      CMA             CMA              CMA             CMA               CMA
For the Six Months Ended September 30, 2005         Arizona        California      Connecticut    Massachusetts        Michigan
Investment Income

     Interest and amortization of premium and
     discount earned                           $    2,303,455   $   28,649,655   $    6,269,538   $    3,939,427   $    3,754,367
                                               --------------   --------------   --------------   --------------   --------------

Expenses

     Investment advisory fees                         448,311        4,875,514        1,265,199          804,518          750,163
     Distribution fees                                111,133        1,461,076          315,759          199,518          184,023
     Accounting services                               26,644          178,963           56,013           41,531           37,515
     Transfer agent fees                                8,378          105,020           22,247           24,415           19,918
     Professional fees                                 23,629           30,171           25,140           30,062           24,549
     Registration fees                                 12,666           21,465            9,679           17,040           15,974
     Custodian fees                                     5,417           32,564            8,212            6,475            7,169
     Printing and shareholder reports                   1,669           24,783            5,259            3,709            2,788
     Pricing fees                                       3,241            9,916            4,038            5,539            6,068
     Trustees' fees and expenses                        1,046           10,987            2,631            1,843            1,545
     Other                                              6,596           18,913            9,098            8,042            7,301
                                               --------------   --------------   --------------   --------------   --------------
     Total expenses                                   648,730        6,769,372        1,723,275        1,142,692        1,057,013
                                               --------------   --------------   --------------   --------------   --------------
     Investment income--net                         1,654,725       21,880,283        4,546,263        2,796,735        2,697,354
                                               --------------   --------------   --------------   --------------   --------------

Realized Gain (Loss)--Net

     Realized gain (loss) on
     investments--net                                   (609)        (158,998)         (25,853)               --         (34,941)
                                               --------------   --------------   --------------   --------------   --------------
     Net Increase in Net Assets Resulting
     from Operations                           $    1,654,116   $   21,721,285   $    4,520,410   $    2,796,735   $    2,662,413
                                               ==============   ==============   ==============   ==============   ==============

     See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005


Statements of Operations (concluded)
                                                      CMA             CMA               CMA            CMA             CMA
For the Six Months Ended September 30, 2005        New Jersey       New York       North Carolina      Ohio        Pennsylvania
Investment Income

     Interest and amortization of premium and
     discount earned                           $   12,474,841   $   27,643,449   $    2,415,408   $    4,413,574   $    5,805,126
                                               --------------   --------------   --------------   --------------   --------------

Expenses

     Investment advisory fees                       2,304,543        4,673,698          474,188          902,042        1,147,817
     Distribution fees                                611,665        1,404,355          118,448          224,620          283,771
     Accounting services                               94,078          179,363           27,596           43,846           51,295
     Transfer agent fees                               61,773          126,817           14,590           30,475           37,001
     Professional fees                                 28,865           29,379           25,785           23,585           24,241
     Registration fees                                 18,898           16,761            8,259            9,094           16,385
     Custodian fees                                    15,814           33,405            5,049            6,838            9,052
     Printing and shareholder reports                  10,748           22,773            1,946            2,737            4,783
     Pricing fees                                       5,409           12,254            3,039            7,345            8,352
     Trustees' fees and expenses                        5,042           10,951            1,086            1,949            2,331
     Other                                             12,550           19,915            6,573            8,049            8,716
                                               --------------   --------------   --------------   --------------   --------------
     Total expenses                                 3,169,385        6,529,671          686,559        1,260,580        1,593,744
                                               --------------   --------------   --------------   --------------   --------------
     Investment income--net                         9,305,456       21,113,778        1,728,849        3,152,994        4,211,382
                                               --------------   --------------   --------------   --------------   --------------

Realized Gain (Loss)--Net

     Realized gain (loss) on
     investments--net                                (29,844)        (133,174)            1,780           14,136         (36,702)
                                               --------------   --------------   --------------   --------------   --------------
     Net Increase in Net Assets Resulting
     from Operations                           $    9,275,612   $   20,980,604   $    1,730,629   $    3,167,130   $    4,174,680
                                               ==============   ==============   ==============   ==============   ==============

     See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                       SEPTEMBER 30, 2005


Statements of Changes in Net Assets
                                                                     CMA Arizona                         CMA California

                                                               For the Six        For the          For the Six        For the
                                                               Months Ended      Year Ended        Months Ended      Year Ended
                                                              September 30,      March 31,        September 30,      March 31,
Increase (Decrease) in Net Assets:                                 2005             2005               2005             2005
Operations

     Investment income--net                                 $     1,654,725  $     1,348,056    $    21,880,283   $    20,972,417
     Realized gain (loss)--net                                        (609)          (3,551)          (158,998)           124,679
                                                            ---------------  ---------------    ---------------   ---------------
     Net increase in net assets resulting from operations         1,654,116        1,344,505         21,721,285        21,097,096
                                                            ---------------  ---------------    ---------------   ---------------

Dividends & Distributions to Shareholders

     Investment income--net                                     (1,654,725)      (1,348,056)       (21,880,283)      (20,972,417)
     Realized gain--net                                                  --               --                 --                --
                                                            ---------------  ---------------    ---------------   ---------------
     Net decrease in net assets resulting from dividends
     and distributions to shareholders                          (1,654,725)      (1,348,056)       (21,880,283)      (20,972,417)
                                                            ---------------  ---------------    ---------------   ---------------

Beneficial Interest Transactions

     Net proceeds from sale of shares                           417,394,320      902,265,238      5,816,443,919    10,954,665,103
     Value of shares issued to shareholders in
     reinvestment of dividends and distributions                  1,654,762        1,348,091         21,880,135        20,973,281
                                                            ---------------  ---------------    ---------------   ---------------
                                                                419,049,082      903,613,329      5,838,324,054    10,975,638,384
     Cost of shares redeemed                                  (404,137,658)    (902,012,929)    (5,973,653,168)  (10,919,237,030)
                                                            ---------------  ---------------    ---------------   ---------------
     Net increase (decrease) in net assets derived
     from beneficial interest transactions                       14,911,424        1,600,400      (135,329,114)        56,401,354
                                                            ---------------  ---------------    ---------------   ---------------

Net Assets

     Total increase (decrease) in net assets                     14,910,815        1,596,849      (135,488,112)        56,526,033
     Beginning of period                                        168,982,720      167,385,871      2,395,425,847     2,338,899,814
                                                            ---------------  ---------------    ---------------   ---------------
     End of period*                                         $   183,893,535  $   168,982,720    $ 2,259,937,735   $ 2,395,425,847
                                                            ===============  ===============    ===============   ===============
         * Undistributed investment income--net             $            45  $            45                 --                --
                                                            ===============  ===============    ===============   ===============

           See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                   SEPTEMBER 30, 2005


Statements of Changes in Net Assets (continued)
                                                                   CMA Connecticut                     CMA Massachusetts

                                                               For the Six        For the          For the Six        For the
                                                               Months Ended      Year Ended        Months Ended      Year Ended
                                                              September 30,      March 31,        September 30,      March 31,
Increase (Decrease) in Net Assets:                                 2005             2005               2005             2005
Operations

     Investment income--net                                 $     4,546,263  $     4,022,923    $     2,796,735   $     2,685,517
     Realized gain (loss)--net                                     (25,853)         (60,240)                 --          (10,083)
                                                            ---------------  ---------------    ---------------   ---------------
     Net increase in net assets resulting from operations         4,520,410        3,962,683          2,796,735         2,675,434
                                                            ---------------  ---------------    ---------------   ---------------

Dividends & Distributions to Shareholders

     Investment income--net                                     (4,522,413)      (4,022,923)        (2,796,735)       (2,685,517)
     Realized gain--net                                                  --         (16,801)                 --          (37,551)
                                                            ---------------  ---------------    ---------------   ---------------
     Net decrease in net assets resulting from dividends
     and distributions to shareholders                          (4,522,413)      (4,039,724)        (2,796,735)       (2,723,068)
                                                            ---------------  ---------------    ---------------   ---------------

Beneficial Interest Transactions

     Net proceeds from sale of shares                           974,042,083    1,890,667,838        812,871,639     1,604,383,397
     Value of shares issued to shareholders in
     reinvestment of dividends and distributions                  4,522,710        4,039,706          2,796,558         2,723,096
                                                            ---------------  ---------------    ---------------   ---------------
                                                                978,564,793    1,894,707,544        815,668,197     1,607,106,493
     Cost of shares redeemed                                (1,013,964,819)  (1,970,706,758)      (865,854,943)   (1,634,254,317)
                                                            ---------------  ---------------    ---------------   ---------------
     Net increase (decrease) in net assets derived
     from beneficial interest transactions                     (35,400,026)     (75,999,214)       (50,186,746)      (27,147,824)
                                                            ---------------  ---------------    ---------------   ---------------

Net Assets

     Total increase (decrease) in net assets                   (35,402,029)     (76,076,255)       (50,186,746)      (27,195,458)
     Beginning of period                                        519,764,932      595,841,187        345,043,444       372,238,902
                                                            ---------------  ---------------    ---------------   ---------------
     End of period*                                         $   484,362,903  $   519,764,932    $   294,856,698   $   345,043,444
                                                            ===============  ===============    ===============   ===============
         * Undistributed investment income--net             $        23,850               --                 --                --
                                                            ===============  ===============    ===============   ===============

           See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                   SEPTEMBER 30, 2005


Statements of Changes in Net Assets (continued)
                                                                     CMA Michigan                        CMA New Jersey

                                                               For the Six        For the          For the Six        For the
                                                               Months Ended      Year Ended        Months Ended      Year Ended
                                                              September 30,      March 31,        September 30,      March 31,
Increase (Decrease) in Net Assets:                                 2005             2005               2005             2005
Operations

     Investment income--net                                 $     2,697,354  $     2,520,563    $     9,305,456   $     8,854,610
     Realized gain (loss)--net                                     (34,941)          (5,734)           (29,844)         (127,658)
                                                            ---------------  ---------------    ---------------   ---------------
     Net increase in net assets resulting from operations         2,662,413        2,514,829          9,275,612         8,726,952
                                                            ---------------  ---------------    ---------------   ---------------

Dividends & Distributions to Shareholders

     Investment income--net                                     (2,697,354)      (2,520,563)        (9,305,456)       (8,854,610)
     Realized gain--net                                                  --               --                 --          (46,599)
                                                            ---------------  ---------------    ---------------   ---------------
     Net decrease in net assets resulting from dividends
     and distributions to shareholders                          (2,697,354)      (2,520,563)        (9,305,456)       (8,901,209)
                                                            ---------------  ---------------    ---------------   ---------------

Beneficial Interest Transactions

     Net proceeds from sale of shares                           682,819,502    1,373,152,562      2,176,889,292     4,463,049,235
     Value of shares issued to shareholders in
     reinvestment of dividends and distributions                  2,697,559        2,520,321          9,305,810         8,901,213
                                                            ---------------  ---------------    ---------------   ---------------
                                                                685,517,061    1,375,672,883      2,186,195,102     4,471,950,448
     Cost of shares redeemed                                  (688,237,243)  (1,431,737,990)    (2,212,469,533)   (4,609,594,255)
                                                            ---------------  ---------------    ---------------   ---------------
     Net increase (decrease) in net assets derived
     from beneficial interest transactions                      (2,720,182)     (56,065,107)       (26,274,431)     (137,643,807)
                                                            ---------------  ---------------    ---------------   ---------------

Net Assets

     Total increase (decrease) in net assets                    (2,755,123)     (56,070,841)       (26,304,275)     (137,818,064)
     Beginning of period                                        271,421,377      327,492,218      1,027,382,486     1,165,200,550
                                                            ---------------  ---------------    ---------------   ---------------
     End of period*                                         $   268,666,254  $   271,421,377    $ 1,001,078,211   $ 1,027,382,486
                                                            ===============  ===============    ===============   ===============
         * Undistributed investment income--net                          --               --                 --                --
                                                            ===============  ===============    ===============   ===============

           See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                   SEPTEMBER 30, 2005


Statements of Changes in Net Assets (continued)
                                                                     CMA New York                      CMA North Carolina

                                                               For the Six        For the          For the Six        For the
                                                               Months Ended      Year Ended        Months Ended      Year Ended
                                                              September 30,      March 31,        September 30,      March 31,
Increase (Decrease) in Net Assets:                                 2005             2005               2005             2005
Operations

     Investment income--net                                 $    21,113,778  $    20,496,571    $     1,728,849   $     1,561,082
     Realized gain (loss)--net                                    (133,174)        (177,459)              1,780           (3,740)
                                                            ---------------  ---------------    ---------------   ---------------
     Net increase in net assets resulting from operations        20,980,604       20,319,112          1,730,629         1,557,342
                                                            ---------------  ---------------    ---------------   ---------------

Dividends & Distributions to Shareholders

     Investment income--net                                    (21,112,376)     (20,496,571)        (1,728,849)       (1,561,082)
     Realized gain--net                                                  --        (220,212)                 --          (15,339)
                                                            ---------------  ---------------    ---------------   ---------------
     Net decrease in net assets resulting from dividends
     and distributions to shareholders                         (21,112,376)     (20,716,783)        (1,728,849)       (1,576,421)
                                                            ---------------  ---------------    ---------------   ---------------

Beneficial Interest Transactions

     Net proceeds from sale of shares                         4,246,470,922    7,757,938,659        214,860,372       572,849,214
     Value of shares issued to shareholders in
     reinvestment of dividends and distributions                 21,112,529       20,717,242          1,728,868         1,576,316
                                                            ---------------  ---------------    ---------------   ---------------
                                                              4,267,583,451    7,778,655,901        216,589,240       574,425,530
     Cost of shares redeemed                                (4,427,796,037)  (7,976,005,233)      (242,315,151)     (612,385,492)
                                                            ---------------  ---------------    ---------------   ---------------
     Net increase (decrease) in net assets derived
     from beneficial interest transactions                    (160,212,586)    (197,349,332)       (25,725,911)      (37,959,962)
                                                            ---------------  ---------------    ---------------   ---------------

Net Assets

     Total increase (decrease) in net assets                  (160,344,358)    (197,747,003)       (25,724,131)      (37,979,041)
     Beginning of period                                      2,312,665,764    2,510,412,767        202,596,561       240,575,602
                                                            ---------------  ---------------    ---------------   ---------------
     End of period*                                         $ 2,152,321,406  $ 2,312,665,764    $   176,872,430   $   202,596,561
                                                            ===============  ===============    ===============   ===============
         * Undistributed investment income--net             $         1,402               --                 --                --
                                                            ===============  ===============    ===============   ===============

           See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                   SEPTEMBER 30, 2005


Statements of Changes in Net Assets (concluded)
                                                                       CMA Ohio                         CMA Pennsylvania

                                                               For the Six        For the          For the Six        For the
                                                               Months Ended      Year Ended        Months Ended      Year Ended
                                                              September 30,      March 31,        September 30,      March 31,
Increase (Decrease) in Net Assets:                                 2005             2005               2005             2005
Operations

     Investment income--net                                 $     3,152,994  $     3,061,489    $     4,211,382   $     3,865,048
     Realized gain (loss)--net                                       14,136               --           (36,702)             3,605
                                                            ---------------  ---------------    ---------------   ---------------
     Net increase in net assets resulting from operations         3,167,130        3,061,489          4,174,680         3,868,653
                                                            ---------------  ---------------    ---------------   ---------------

Dividends & Distributions to Shareholders

     Investment income--net                                     (3,152,994)      (3,061,489)        (4,211,085)       (3,865,048)
     Realized gain--net                                                  --               --                 --                --
                                                            ---------------  ---------------    ---------------   ---------------
     Net decrease in net assets resulting from dividends
     and distributions to shareholders                          (3,152,994)      (3,061,489)        (4,211,085)       (3,865,048)
                                                            ---------------  ---------------    ---------------   ---------------

Beneficial Interest Transactions

     Net proceeds from sale of shares                           649,540,131    1,279,739,287      1,140,370,617     2,045,253,859
     Value of shares issued to shareholders in
     reinvestment of dividends and distributions                  3,152,748        3,061,658          4,211,513         3,864,879
                                                            ---------------  ---------------    ---------------   ---------------
                                                                652,692,879    1,282,800,945      1,144,582,130     2,049,118,738
     Cost of shares redeemed                                  (703,832,084)  (1,317,538,828)    (1,120,968,862)   (2,094,514,619)
                                                            ---------------  ---------------    ---------------   ---------------
     Net increase (decrease) in net assets derived
     from beneficial interest transactions                     (51,139,205)     (34,737,883)         23,613,268      (45,395,881)
                                                            ---------------  ---------------    ---------------   ---------------

Net Assets

     Total increase (decrease) in net assets                   (51,125,069)     (34,737,883)         23,576,863      (45,392,276)
     Beginning of period                                        379,306,781      414,044,664        454,881,308       500,273,584
                                                            ---------------  ---------------    ---------------   ---------------
     End of period*                                         $   328,181,712  $   379,306,781    $   478,458,171   $   454,881,308
                                                            ===============  ===============    ===============   ===============
         * Undistributed investment income--net                          --               --    $           297                --
                                                            ===============  ===============    ===============   ===============

           See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                   SEPTEMBER 30, 2005


Financial Highlights                                                                             CMA Arizona Municipal Money Fund
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived   September 30,             For the Year Ended March 31,
from information provided in the financial statements.           2005       2005           2004           2003           2002
Per Share Operating Performance

     Net asset value, beginning of period                 $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                          -----------    -----------    -----------    -----------    -----------
     Investment income--net                                       .01            .01           --++            .01            .02
     Realized gain (loss)--net                                 --++++         --++++           --++             --             --
                                                          -----------    -----------    -----------    -----------    -----------
     Total from investment operations                             .01            .01           --++            .01            .02
                                                          -----------    -----------    -----------    -----------    -----------
     Less dividends from investment income--net                 (.01)          (.01)         --++++          (.01)          (.02)
                                                          -----------    -----------    -----------    -----------    -----------
     Net asset value, end of period                       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                          ===========    ===========    ===========    ===========    ===========
     Total investment return                                  .93%+++           .77%           .35%           .77%          1.68%
                                                          ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

     Expenses                                                   .72%*           .74%           .74%           .72%           .71%
                                                          ===========    ===========    ===========    ===========    ===========
     Investment income--net                                    1.85%*           .78%           .36%           .78%          1.71%
                                                          ===========    ===========    ===========    ===========    ===========

Supplemental Data

     Net assets, end of period (in thousands)             $   183,894    $   168,983    $   167,386    $   190,812    $   227,708
                                                          ===========    ===========    ===========    ===========    ===========

       * Annualized.

      ++ Amount is less than $.01 per share.

    ++++ Amount is less than $(.01) per share.

     +++ Aggregate total investment return.

         See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                   SEPTEMBER 30, 2005


Financial Highlights (continued)                                                              CMA California Municipal Money Fund
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived   September 30,             For the Year Ended March 31,
from information provided in the financial statements.           2005       2005           2004           2003           2002
Per Share Operating Performance

     Net asset value, beginning of period                 $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                          -----------    -----------    -----------    -----------    -----------
     Investment income--net                                       .01            .01           --++            .01            .02
     Realized gain (loss)--net                                 --++++           --++         --++++           --++           --++
                                                          -----------    -----------    -----------    -----------    -----------
     Total from investment operations                             .01            .01           --++            .01            .02
                                                          -----------    -----------    -----------    -----------    -----------
     Less dividends from investment income--net                 (.01)          (.01)         --++++          (.01)          (.02)
                                                          -----------    -----------    -----------    -----------    -----------
     Net asset value, end of period                       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                          ===========    ===========    ===========    ===========    ===========
     Total investment return                                  .93%+++           .89%           .49%           .85%          1.61%
                                                          ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

     Expenses                                                   .57%*           .57%           .57%           .57%           .57%
                                                          ===========    ===========    ===========    ===========    ===========
     Investment income--net                                    1.85%*           .90%           .50%           .85%          1.58%
                                                          ===========    ===========    ===========    ===========    ===========

Supplemental Data

     Net assets, end of period (in thousands)             $ 2,259,938    $ 2,395,426    $ 2,338,900    $ 2,666,851    $ 2,714,886
                                                          ===========    ===========    ===========    ===========    ===========

       * Annualized.

      ++ Amount is less than $.01 per share.

    ++++ Amount is less than $(.01) per share.

     +++ Aggregate total investment return.

         See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                   SEPTEMBER 30, 2005


Financial Highlights (continued)                                                             CMA Connecticut Municipal Money Fund
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived   September 30,             For the Year Ended March 31,
from information provided in the financial statements.           2005       2005           2004           2003           2002
Per Share Operating Performance

     Net asset value, beginning of period                 $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                          -----------    -----------    -----------    -----------    -----------
     Investment income--net                                       .01            .01           --++            .01            .02
     Realized gain (loss)--net                                 --++++         --++++           --++           --++           --++
                                                          -----------    -----------    -----------    -----------    -----------
     Total from investment operations                             .01            .01           --++            .01            .02
                                                          -----------    -----------    -----------    -----------    -----------
     Less dividends and distributions:
         Investment income--net                                 (.01)          (.01)         --++++          (.01)          (.02)
         Realized gain--net                                        --         --++++             --             --             --
                                                          -----------    -----------    -----------    -----------    -----------
     Total dividends and distributions                          (.01)          (.01)         --++++          (.01)          (.02)
                                                          -----------    -----------    -----------    -----------    -----------
     Net asset value, end of period                       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                          ===========    ===========    ===========    ===========    ===========
     Total investment return                                  .90%+++           .74%           .34%           .70%          1.49%
                                                          ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

     Expenses, net of waiver                                    .68%*           .67%           .66%           .67%           .67%
                                                          ===========    ===========    ===========    ===========    ===========
     Expenses                                                   .68%*           .67%           .67%           .67%           .67%
                                                          ===========    ===========    ===========    ===========    ===========
     Investment income--net                                    1.79%*           .72%           .34%           .70%          1.50%
                                                          ===========    ===========    ===========    ===========    ===========

Supplemental Data

     Net assets, end of period (in thousands)             $   484,363    $   519,765    $   595,841    $   535,308    $   631,776
                                                          ===========    ===========    ===========    ===========    ===========

       * Annualized.

      ++ Amount is less than $.01 per share.

    ++++ Amount is less than $(.01) per share.

     +++ Aggregate total investment return.

         See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                   SEPTEMBER 30, 2005


Financial Highlights (continued)                                                           CMA Massachusetts Municipal Money Fund
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived   September 30,             For the Year Ended March 31,
from information provided in the financial statements.           2005       2005           2004           2003           2002
Per Share Operating Performance

     Net asset value, beginning of period                 $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                          -----------    -----------    -----------    -----------    -----------
     Investment income--net                                       .01            .01           --++            .01            .02
     Realized gain (loss)--net                                     --         --++++           --++           --++           --++
                                                          -----------    -----------    -----------    -----------    -----------
     Total from investment operations                             .01            .01           --++            .01            .02
                                                          -----------    -----------    -----------    -----------    -----------
     Less dividends and distributions:
         Investment income--net                                 (.01)          (.01)         --++++          (.01)          (.02)
         Realized gain--net                                        --         --++++         --++++             --             --
                                                          -----------    -----------    -----------    -----------    -----------
     Total dividends and distributions                          (.01)          (.01)         --++++          (.01)          (.02)
                                                          -----------    -----------    -----------    -----------    -----------
     Net asset value, end of period                       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                          ===========    ===========    ===========    ===========    ===========
     Total investment return                                  .88%+++           .76%           .38%           .79%          1.70%
                                                          ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

     Expenses                                                   .71%*           .71%           .70%           .69%           .70%
                                                          ===========    ===========    ===========    ===========    ===========
     Investment income--net                                    1.74%*           .74%           .38%           .78%          1.74%
                                                          ===========    ===========    ===========    ===========    ===========

Supplemental Data

     Net assets, end of period (in thousands)             $   294,857    $   345,043    $   372,239    $   421,618    $   451,288
                                                          ===========    ===========    ===========    ===========    ===========

       * Annualized.

      ++ Amount is less than $.01 per share.

    ++++ Amount is less than $(.01) per share.

     +++ Aggregate total investment return.

         See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                   SEPTEMBER 30, 2005


Financial Highlights (continued)                                                                CMA Michigan Municipal Money Fund
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived   September 30,             For the Year Ended March 31,
from information provided in the financial statements.           2005       2005           2004           2003           2002
Per Share Operating Performance

     Net asset value, beginning of period                 $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                          -----------    -----------    -----------    -----------    -----------
     Investment income--net                                       .01            .01           --++            .01            .02
     Realized gain (loss)--net                                 --++++         --++++           --++           --++             --
                                                          -----------    -----------    -----------    -----------    -----------
     Total from investment operations                             .01            .01           --++            .01            .02
                                                          -----------    -----------    -----------    -----------    -----------
     Less dividends from investment income--net                 (.01)          (.01)         --++++          (.01)          (.02)
                                                          -----------    -----------    -----------    -----------    -----------
     Net asset value, end of period                       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                          ===========    ===========    ===========    ===========    ===========
     Total investment return                                  .91%+++           .82%           .42%           .85%          1.74%
                                                          ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

     Expenses                                                   .70%*           .70%           .70%           .69%           .70%
                                                          ===========    ===========    ===========    ===========    ===========
     Investment income--net                                    1.80%*           .80%           .43%           .84%          1.77%
                                                          ===========    ===========    ===========    ===========    ===========

Supplemental Data

     Net assets, end of period (in thousands)             $   268,666    $   271,421    $   327,492    $   349,249    $   360,558
                                                          ===========    ===========    ===========    ===========    ===========

       * Annualized.

      ++ Amount is less than $.01 per share.

    ++++ Amount is less than $(.01) per share.

     +++ Aggregate total investment return.

         See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                   SEPTEMBER 30, 2005


Financial Highlights (continued)                                                              CMA New Jersey Municipal Money Fund
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived   September 30,             For the Year Ended March 31,
from information provided in the financial statements.           2005       2005           2004           2003           2002
Per Share Operating Performance

     Net asset value, beginning of period                 $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                          -----------    -----------    -----------    -----------    -----------
     Investment income--net                                       .01            .01           --++            .01            .02
     Realized gain (loss)--net                                 --++++         --++++           --++           --++           --++
                                                          -----------    -----------    -----------    -----------    -----------
     Total from investment operations                             .01            .01           --++            .01            .02
                                                          -----------    -----------    -----------    -----------    -----------
     Less dividends and distributions:
         Investment income--net                                 (.01)          (.01)         --++++          (.01)          (.02)
         Realized gain--net                                        --         --++++         --++++         --++++             --
                                                          -----------    -----------    -----------    -----------    -----------
     Total dividends and distributions                          (.01)          (.01)         --++++          (.01)          (.02)
                                                          -----------    -----------    -----------    -----------    -----------
     Net asset value, end of period                       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                          ===========    ===========    ===========    ===========    ===========
     Total investment return                                  .94%+++           .83%           .43%           .80%          1.66%
                                                          ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

     Expenses, net of waiver                                    .64%*           .63%           .61%           .62%           .62%
                                                          ===========    ===========    ===========    ===========    ===========
     Expenses                                                   .64%*           .63%           .61%           .62%           .62%
                                                          ===========    ===========    ===========    ===========    ===========
     Investment income--net                                    1.87%*           .81%           .44%           .79%          1.68%
                                                          ===========    ===========    ===========    ===========    ===========

Supplemental Data

     Net assets, end of period (in thousands)             $ 1,001,078    $ 1,027,382    $ 1,165,201    $ 1,225,954    $ 1,266,932
                                                          ===========    ===========    ===========    ===========    ===========

       * Annualized.

      ++ Amount is less than $.01 per share.

    ++++ Amount is less than $(.01) per share.

     +++ Aggregate total investment return.

         See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                   SEPTEMBER 30, 2005


Financial Highlights (continued)                                                                CMA New York Municipal Money Fund
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived   September 30,             For the Year Ended March 31,
from information provided in the financial statements.           2005       2005           2004           2003           2002
Per Share Operating Performance

     Net asset value, beginning of period                 $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                          -----------    -----------    -----------    -----------    -----------
     Investment income--net                                       .01            .01           --++            .01            .02
     Realized gain (loss)--net                                 --++++         --++++           --++           --++           --++
                                                          -----------    -----------    -----------    -----------    -----------
     Total from investment operations                             .01            .01           --++            .01            .02
                                                          -----------    -----------    -----------    -----------    -----------
     Less dividends and distributions:
         Investment income--net                                 (.01)          (.01)         --++++          (.01)          (.02)
         Realized gain--net                                        --         --++++         --++++             --             --
                                                          -----------    -----------    -----------    -----------    -----------
     Total dividends and distributions                          (.01)          (.01)         --++++          (.01)          (.02)
                                                          -----------    -----------    -----------    -----------    -----------
     Net asset value, end of period                       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                          ===========    ===========    ===========    ===========    ===========
     Total investment return                                  .94%+++           .88%           .49%           .91%          1.74%
                                                          ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

     Expenses                                                   .58%*           .58%           .57%           .57%           .57%
                                                          ===========    ===========    ===========    ===========    ===========
     Investment income--net                                    1.87%*           .86%           .50%           .92%          1.72%
                                                          ===========    ===========    ===========    ===========    ===========

Supplemental Data

     Net assets, end of period (in thousands)             $ 2,152,321    $ 2,312,666    $ 2,510,413    $ 2,527,958    $ 2,663,032
                                                          ===========    ===========    ===========    ===========    ===========

       * Annualized.

      ++ Amount is less than $.01 per share.

    ++++ Amount is less than $(.01) per share.

     +++ Aggregate total investment return.

         See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                   SEPTEMBER 30, 2005


Financial Highlights (continued)                                                          CMA North Carolina Municipal Money Fund
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived   September 30,             For the Year Ended March 31,
from information provided in the financial statements.           2005       2005           2004           2003           2002
Per Share Operating Performance

     Net asset value, beginning of period                 $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                          -----------    -----------    -----------    -----------    -----------
     Investment income--net                                       .01            .01           --++            .01            .02
     Realized gain (loss)--net                                   --++         --++++           --++           --++             --
                                                          -----------    -----------    -----------    -----------    -----------
     Total from investment operations                             .01            .01           --++            .01            .02
                                                          -----------    -----------    -----------    -----------    -----------
     Less dividends and distributions:
         Investment income--net                                 (.01)          (.01)         --++++          (.01)          (.02)
         Realized gain--net                                        --         --++++             --             --             --
                                                          -----------    -----------    -----------    -----------    -----------
     Total dividends and distributions                          (.01)          (.01)         --++++          (.01)          (.02)
                                                          -----------    -----------    -----------    -----------    -----------
     Net asset value, end of period                       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                          ===========    ===========    ===========    ===========    ===========
     Total investment return                                  .92%+++           .75%           .37%           .76%          1.63%
                                                          ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

     Expenses, net of waiver                                    .72%*           .72%           .71%           .70%           .71%
                                                          ===========    ===========    ===========    ===========    ===========
     Expenses                                                   .72%*           .72%           .71%           .70%           .71%
                                                          ===========    ===========    ===========    ===========    ===========
     Investment income--net                                    1.82%*           .72%           .38%           .77%          1.62%
                                                          ===========    ===========    ===========    ===========    ===========

Supplemental Data

     Net assets, end of period (in thousands)             $   176,872    $   202,597    $   240,576    $   288,079    $   366,196
                                                          ===========    ===========    ===========    ===========    ===========

       * Annualized.

      ++ Amount is less than $.01 per share.

    ++++ Amount is less than $(.01) per share.

     +++ Aggregate total investment return.

         See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                   SEPTEMBER 30, 2005


Financial Highlights (continued)                                                                    CMA Ohio Municipal Money Fund
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived   September 30,             For the Year Ended March 31,
from information provided in the financial statements.           2005       2005           2004           2003           2002
Per Share Operating Performance

     Net asset value, beginning of period                 $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                          -----------    -----------    -----------    -----------    -----------
     Investment income--net                                       .01            .01           --++            .01            .02
     Realized gain--net                                          --++             --             --             --           --++
                                                          -----------    -----------    -----------    -----------    -----------
     Total from investment operations                             .01            .01           --++            .01            .02
                                                          -----------    -----------    -----------    -----------    -----------
     Less dividends and distributions:
         Investment income--net                                 (.01)          (.01)         --++++          (.01)          (.02)
         Realized gain--net                                        --             --             --         --++++             --
                                                          -----------    -----------    -----------    -----------    -----------
     Total dividends and distributions                          (.01)          (.01)         --++++          (.01)          (.02)
                                                          -----------    -----------    -----------    -----------    -----------
     Net asset value, end of period                       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                          ===========    ===========    ===========    ===========    ===========
     Total investment return                                  .88%+++           .78%           .43%           .90%          1.81%
                                                          ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

     Expenses                                                   .70%*           .70%           .69%           .69%           .70%
                                                          ===========    ===========    ===========    ===========    ===========
     Investment income--net                                    1.75%*           .77%           .43%           .90%          1.83%
                                                          ===========    ===========    ===========    ===========    ===========

Supplemental Data

     Net assets, end of period (in thousands)             $   328,182    $   379,307    $   414,045    $   474,267    $   454,196
                                                          ===========    ===========    ===========    ===========    ===========

       * Annualized.

      ++ Amount is less than $.01 per share.

    ++++ Amount is less than $(.01) per share.

     +++ Aggregate total investment return.

         See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                   SEPTEMBER 30, 2005


Financial Highlights (concluded)                                                            CMA Pennsylvania Municipal Money Fund
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived   September 30,             For the Year Ended March 31,
from information provided in the financial statements.           2005       2005           2004           2003           2002
Per Share Operating Performance

     Net asset value, beginning of period                 $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                          -----------    -----------    -----------    -----------    -----------
     Investment income--net                                       .01            .01           --++            .01            .02
     Realized gain (loss)--net                                 --++++           --++           --++         --++++             --
                                                          -----------    -----------    -----------    -----------    -----------
     Total from investment operations                             .01            .01           --++            .01            .02
                                                          -----------    -----------    -----------    -----------    -----------
     Less dividends from investment income--net                 (.01)          (.01)         --++++          (.01)          (.02)
                                                          -----------    -----------    -----------    -----------    -----------
     Net asset value, end of period                       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                          ===========    ===========    ===========    ===========    ===========
     Total investment return                                  .92%+++           .80%           .42%           .83%          1.71%
                                                          ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

     Expenses                                                   .69%*           .69%           .68%           .67%           .68%
                                                          ===========    ===========    ===========    ===========    ===========
     Investment income--net                                    1.83%*           .79%           .43%           .84%          1.72%
                                                          ===========    ===========    ===========    ===========    ===========

Supplemental Data

     Net assets, end of period (in thousands)             $   478,458    $   454,881    $   500,274    $   591,105    $   628,356
                                                          ===========    ===========    ===========    ===========    ===========

       * Annualized.

      ++ Amount is less than $.01 per share.

    ++++ Amount is less than $(.01) per share.

     +++ Aggregate total investment return.

         See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                   SEPTEMBER 30, 2005



Notes to Financial Statements


1.Significant Accounting Policies:
CMA Arizona Municipal Money Fund, CMA California Municipal Money Fund,
CMA Connecticut Municipal Money Fund, CMA Massachusetts Municipal Money Fund, CMA Michigan Municipal Money Fund, CMA New Jersey Municipal Money Fund, CMA New York Municipal Money Fund, CMA North Carolina Municipal Money Fund, CMA Ohio Municipal Money Fund and CMA Pennsylvania Municipal Money Fund (the "Funds") are part of CMA Multi-State Municipal Series Trust (the "Trust").
The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified, open-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Funds declare dividends daily and reinvest daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' capital loss carryforward. The Funds may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

(g) Custodian bank--CMA Michigan Municipal Money Fund recorded an amount payable to the custodian bank resulting from a duplicate security transaction settlement.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such services, each Fund pays a monthly fee based upon the average daily value of each Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12(b)-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, receives a distribution fee from each Fund. The fee is accrued daily and paid monthy at the annual rate of .125% of average daily net assets of each Fund for shareholders whose Fund accounts are serviced by MLPF&S financial advisors, whether maintained through MLPF&S or directly with each Fund's transfer agent. The distribution fee is to compensate MLPF&S for providing, or arranging for the provision of, account maintenance and sales and promotional activities and services with respect to shares of each Fund.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                   SEPTEMBER 30, 2005



Notes to Financial Statements (concluded)


Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2005, the Funds reimbursed FAM for the following accounting services:


                                                  Accounting
Funds                                               Services

CMA Arizona Municipal Money Fund                     $ 1,934
CMA California Municipal Money Fund                  $26,671
CMA Connecticut Municipal Money Fund                 $ 5,803
CMA Massachusetts Municipal Money Fund               $ 3,849
CMA Michigan Municipal Money Fund                    $ 3,339
CMA New Jersey Municipal Money Fund                  $10,975
CMA New York Municipal Money Fund                    $26,347
CMA North Carolina Municipal Money Fund              $ 2,053
CMA Ohio Municipal Money Fund                        $ 3,849
CMA Pennsylvania Municipal Money Fund                $ 4,904


Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


4. Capital Loss Carryforward:

CMA Arizona Municipal Money Fund:

On March 31, 2005, the Fund had a net capital loss carryforward of $47,976, of which $5,580 expires in 2006, $5,514 expires in 2007, $10,340 expires in 2008,
$25,753 expires in 2009 and $789 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.


CMA California Municipal Money Fund:

On March 31, 2005, the Fund had a net capital loss carryforward of $72,457, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


CMA Connecticut Municipal Money Fund:

On March 31, 2005, the Fund had a net capital loss carryforward of $109, all of which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.


CMA Massachusetts Municipal Money Fund:

On March 31, 2005, the Fund had a net capital loss carryforward of $10,812, all of which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.


CMA Michigan Municipal Money Fund:

On March 31, 2005, the Fund had a net capital loss carryforward of $16,596, of which $6,574 expires in 2006, $5,068 expires in 2008 and $4,954 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


CMA New York Municipal Money Fund:

On March 31, 2005, the Fund had a net capital loss carryforward of $8,201, all of which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.


CMA North Carolina Municipal Money Fund:

On March 31, 2005, the Fund had a net capital loss carryforward of $3,740, all of which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.


CMA Pennsylvania Municipal Money Fund:

On March 31, 2005, the Fund had a net capital loss carryforward of $77,713, of which $18,237 expires in 2006, $3,815 expires in 2007, $20,995 expires in 2008, $33,951 expires in 2009 and $715 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                   SEPTEMBER 30, 2005



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Trustees

All but one member of each Fund's Board of Trustees is an independent trustee whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a trustee of each Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent trustee. New trustee nominees are chosen as nominees by a Nominating Committee comprised of independent Trustees. All independent Trustees also are members of each Board's Audit Committee and the independent Trustees meet in executive session at each in-person Board meeting. Each Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent Trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent Trustees' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, each Board considers approval of the applicable investment advisory agreement (an "Investment Advisory Agreement") between the Investment Adviser and each Master Trust (throughout this discussion the term "Fund" includes the applicable Master Trust). Each Board also reviews and evaluates the performance of and services provided by the Investment Adviser throughout each year. Each Board assesses the nature, scope and quality of the services provided to a Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to a Fund by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are:
(a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by each Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties;
(c) the resources devoted to and compliance reports relating to each Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Each Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. Each Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. Each Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Trustees

In the period prior to the Board meeting to consider renewal of each Investment Advisory Agreement, each Board requested and received materials specifically relating to each Fund's Investment Advisory Agreement. These materials included (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of each Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for each Fund; (c) a discussion by each Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; and (d) information on the profitability to the Investment Adviser and its affiliates of each Investment Advisory Agreement and other relationships with each Fund. Each Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with each Fund.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                   SEPTEMBER 30, 2005



Disclosure of Investment Advisory Agreement (continued)


Certain Specific Renewal Data

In connection with the most recent renewal of each Fund's Investment Advisory Agreement in August 2005, the independent Trustees' and Board's review included the following:

Investment Adviser's Services and Fund Performance--Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of each Fund. The Board focused primarily on the Investment Adviser's investment advisory services and each Fund's investment performance, having concluded that the other services provided to each Fund by the Investment Adviser were satisfactory. Each Board compared Fund performance - both including and excluding the effects of each Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data quarterly, consistent with the Investment Adviser's investment goals, each Board attaches primary importance to performance over relatively long periods of time, typically three to five years.

The Boards considered each Fund's performance within the comparable group (or performance universe, if the Lipper performance group is too small) after fees and expenses as of June 30, 2005 as reflected in the following table.


                                 Quintile       Quintile       Quintile
Fund                               1 year        3 years        5 years

CMA Arizona
  Municipal Money Fund                  4              4              5
CMA California
  Municipal Money Fund                  3              3              3
CMA Connecticut
  Municipal Money Fund                  4              3              2
CMA Massachusetts
  Municipal Money Fund                  3              5              5
CMA Michigan
  Municipal Money Fund                  1              2      N/A (3/5)
CMA New Jersey
  Municipal Money Fund                  1              1              1
CMA New York
  Municipal Money Fund                  1              1              1
CMA North Carolina
  Municipal Money Fund                  4              4              5
CMA Ohio
  Municipal Money Fund*                 2              2              4
CMA Pennsylvania
  Municipal Money Fund*                 3              2              2

 * Ranking within Lipper performance universe provided, in the absence of Lipper performance group rankings.


Each Board concluded that each Fund's performance was consistent with the continuation of the management fee rate at its current level and the renewal of the applicable Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--Each Board reviewed each Fund's investment objectives and strategies. Each Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, each Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also reviewed the Investment Adviser's compensation policies and practices with respect to each Fund's portfolio manager. Each Board also considered the experience of each Fund's portfolio manager and noted that: (i) Mr. SanFillippo, the portfolio manager of CMA Arizona Municipal Money Fund, CMA Michigan Municipal Money Fund, CMA North Carolina Municipal Money Fund, and CMA Pennsylvania Municipal Money Fund, has over eleven years' experience investing in municipal securities; (ii) Mr. Lewis, the portfolio manager of CMA California Municipal Money Fund, CMA Connecticut Municipal Money Fund and CMA New Jersey Municipal Money Fund, has over ten years' experience investing in municipal securities;
(iii) Mr. Schiatta, the portfolio manager of CMA Massachusetts Municipal Money Fund and CMA Ohio Municipal Money Fund has over fifteen years' experience investing in municipal securities; and (iv) Mr. Andrews, the portfolio manager of CMA New York Municipal Money Fund has over 22 years' experience investing in municipal securities. Each Board concluded that the Investment Adviser and its investment staff and each Fund's portfolio manager have extensive experience in analyzing and managing the types of investments used by each Fund and that each Fund benefits from that expertise.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                   SEPTEMBER 30, 2005



Disclosure of Investment Advisory Agreement (concluded)


Management Fees and Other Expenses--Each Board reviewed a Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. Each Board also compared the Fund's total expenses to those of other comparable funds and considered information regarding fee waivers provided by such other funds. Each Board did not consider the services provided to and the fees charged by the Investment Adviser to other types of clients such as institutional clients, with similar investment mandates because the Investment Adviser advised each Board that there were no institutional or other clients that could be deemed comparable to the Trusts. The Board of CMA Arizona Municipal Money Fund noted that while the Fund's contractual management fees were equal to the median fees charged by the comparable funds as classified by Lipper, the Fund's actual management fees and total expenses were higher than those charged by comparable funds. The Board of CMA California Municipal Money Fund noted that while the Fund's contractual management fees and total expenses were slightly higher than the median management fees charged by the comparable funds as classified by Lipper, the Fund's actual management fees were lower than those charged by comparable funds. The Board of CMA Connecticut Municipal Money Fund noted that the Fund's contractual management fees, actual management fees and total expenses were slightly higher than the median fees charged by the comparable funds as classified by Lipper. The Board of CMA Massachusetts Municipal Money Fund noted that the Fund's contractual management fees, actual management fees and total expenses were higher than the median management fees charged by the comparable funds as classified by Lipper. The Board of CMA Michigan Municipal Money Fund noted that while the Fund's contractual management fees were equal to the median management fees charged by the comparable funds as classified by Lipper, the Fund's actual management fees and total expenses were higher than the fees charged by comparable funds. The Board of CMA New Jersey Municipal Money Fund noted that while the Fund's contractual management fees and total expenses were lower than the median fees charged by the comparable funds as classified by Lipper, the Fund's actual management fees were slightly higher than the fees charged by comparable funds. The Board of CMA New York Municipal Money Fund noted that the Fund's contractual and actual management fees and total expenses were lower than the median fees charged by the comparable funds as classified by Lipper. The Board of CMA North Carolina Municipal Money Fund noted that while the Fund's contractual management fees were equal to the median management fees charged by the comparable funds as classified by Lipper, the Fund's actual management fees and total expenses were higher than the fees charged by comparable funds. The Board of CMA Ohio Municipal Money Fund noted that the Fund's contractual and actual management fees and total expenses were slightly higher than the median management fees charged by the comparable funds as classified by Lipper. The Board of CMA Pennsylvania Municipal Money Fund noted that the Fund's contractual and actual management fees and total expenses were slightly higher than the median fees charged by the comparable funds as classified by Lipper. The Board concluded that the management fees and fee rates and overall expense ratios were reasonable when compared to those of other comparable funds.

Profitability--Each Board considered the cost of the services provided to each Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits in relation to the management and distribution of each Fund and the MLIM/FAM-advised funds. As part of its analysis, the Boards reviewed the Investment Adviser's and its affiliates' methodology in allocating costs to the management of each Fund and concluded that there was a reasonable basis for the allocation. Each Board believes the profits of the Investment Adviser and its affiliates are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall. The Board also considered the federal court decisions discussing an investment adviser's profitability, and the profitability levels considered to be reasonable in those decisions.

Economies of Scale--Each Board considered the extent to which economies of scale might be realized as the assets of each Fund increase and whether there should be changes in the management fee rate or structure in order to enable each Fund to participate in these economies of scale. The Boards noted that each Fund's current management fee rate schedule includes breakpoints that would reduce the Fund's management fee rate if its assets increase above certain levels and that a number of the Funds' assets have reached a level where such breakpoints have become effective and have reduced the management fee rate paid by such Funds. Each Board determined that no changes were currently necessary.


Conclusion

After the independent Trustees deliberated in executive session, each Board, including all of the independent Trustees, approved the renewal of each existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                   SEPTEMBER 30, 2005


Availability of Quarterly Schedule of Investments


The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                   SEPTEMBER 30, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


CMA Multi-State Municipal Series Trust


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       CMA Multi-State Municipal Series Trust


Date: November 17, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       CMA Multi-State Municipal Series Trust


Date: November 17, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       CMA Multi-State Municipal Series Trust


Date: November 17, 2005